    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2010
                                                     REGISTRATION NO. 811-08162
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------

                                   FORM N-1A

                            AMENDMENT NO. 40 TO THE
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               -----------------

                          MASTER INVESTMENT PORTFOLIO
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

                               400 HOWARD STREET
                            SAN FRANCISCO, CA 94105
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: 415-597-2000

                               -----------------

                               ANNE F. ACKERLEY
                              BLACKROCK FUNDS III
                             55 EAST 52/ND/ STREET
                           NEW YORK, NEW YORK 10055
                           UNITED STATES OF AMERICA
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                WITH A COPY TO:

     JOHN A. MACKINNON, ESQ.               ANDREW JOSEF, ESQ.
        SIDLEY AUSTIN LLP      BLACKROCK INSTITUTIONAL TRUST COMPANY, N.A.
        787 SEVENTH AVENUE                 400 HOWARD STREET
     NEW YORK, NEW YORK 10019           SAN FRANCISCO, CA 94105

================================================================================

                           MASTER INVESTMENT PORTFOLIO

                    GOVERNMENT MONEY MARKET MASTER PORTFOLIO
                          MONEY MARKET MASTER PORTFOLIO
                       PRIME MONEY MARKET MASTER PORTFOLIO
                     TREASURY MONEY MARKET MASTER PORTFOLIO

                                EXPLANATORY NOTE


This is the combined Part A and Part B of the Registration Statement on Form N-1A for Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Each Master Portfolio is a diversified portfolio of Master Investment Portfolio ("MIP"), an open-end, series management investment company.

Each Master Portfolio operates as part of a master/feeder structure, and a corresponding feeder fund (a BlackRock Funds III Feeder Fund, as defined below) invests all of its assets in the Master Portfolio with substantially the same investment objective, strategies and policies as the BlackRock Funds III Feeder Fund. Throughout this combined Part A and Part B for the Master Portfolios, specified information concerning the Master Portfolios and MIP is incorporated by reference from the most recently effective post-effective amendment to the registration statement on Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act"), of BlackRock Funds III (File Nos. 33-54126; 811-07332) that relates to and includes the prospectus about Aon Captives Shares of BlackRock Cash Funds: Institutional, the prospectus about Institutional, Select and Trust Shares of BlackRock Cash Funds: Government, the prospectus about SL Agency Shares of BlackRock Cash Funds: Government, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury, the prospectuses about Capital, Institutional, Premium, Select and Trust Shares of BlackRock Cash Funds: Prime, BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury, the statement of additional information about SL Agency Shares of BlackRock Cash Funds: Government, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury and the statement of additional information about Aon Captives, Capital, Institutional, Premium, Select and Trust Shares of BlackRock Cash Funds: Institutional, Capital, Institutional, Premium, Select and Trust Shares of BlackRock Cash
Funds: Prime and BlackRock Cash Funds: Treasury and Aon Captives, Institutional, Select and Trust Shares of BlackRock Cash Funds: Government. BlackRock Cash
Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds:
Government and BlackRock Cash Funds: Treasury are referred to herein individually as a "BlackRock Funds III Feeder Fund" and collectively as the "BlackRock Funds III Feeder Funds." Each BlackRock Funds III Feeder Fund invests all of its assets in the corresponding Master Portfolio. BlackRock Cash Funds:
Government invests all of its assets in Government Money Market Master Portfolio. BlackRock Cash Funds: Prime invests all of its assets in Prime Money Market Master Portfolio. BlackRock Cash Funds: Treasury invests all of its assets in Treasury Money Market Master Portfolio. BlackRock Cash Funds:
Institutional invests all of its assets in Money Market Master Portfolio. To the extent that information concerning a Master Portfolio and/or MIP is incorporated by reference and BlackRock Funds III files, pursuant to Rule 497 under the Securities Act of 1933, as amended (the "1933 Act"), a supplement to a BlackRock Funds III Feeder Fund's prospectus or statement of additional information that supplements such incorporated information, then the supplemented information contained in such Rule 497 filing is also incorporated herein by reference. Each BlackRock Funds III Feeder Fund's current prospectus and statement of additional information, as supplemented from time to time, is referred to herein collectively as the "Prospectus" and "SAI," respectively.

                               PART A - PROSPECTUS
                                 APRIL 30, 2010


THIS PART A DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY "SECURITY" WITHIN THE MEANING OF THE 1933 ACT.


The Master Portfolios' Part B, dated April 30, 2010, is incorporated by reference into this Part A.

ITEMS 1 THROUGH 4.

Responses to Items 1 through 4 have been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

ITEM 5. MANAGEMENT.

BlackRock Fund Advisors ("BFA") is the investment adviser of each Master Portfolio. Prior to December 1, 2009, BFA was known as Barclays Global Fund Advisors.

ITEM 6. PURCHASE AND SALE OF INTERESTS.

Interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act.

Each BlackRock Funds III Feeder Fund may withdraw all or any portion of its investment in the applicable Master Portfolio on any business day on which the New York Stock Exchange ("NYSE") is open at the net asset value ("NAV"), next determined after a redemption request is received in proper form by the Master Portfolio.

ITEM 7. TAX INFORMATION.

Each Master Portfolio intends to operate as a non-publicly traded partnership for U.S. federal income tax purposes. Each BlackRock Funds III Feeder Fund will be taxable on its allocable portion of the income of the applicable Master Portfolio. Each Master Portfolio will not be subject to any U.S. federal income tax.

ITEM 8. FINANCIAL INTERMEDIARY COMPENSATION.

Not applicable.

ITEM 9. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS.

MIP incorporates by reference the information concerning each Master Portfolio's investment objective, principal investment strategies, related risks and disclosure of portfolio holdings from the following sections of the corresponding feeder fund's Prospectus: "Details About the Funds - Details About the Funds' Investment Strategies" and "Details About the Funds - A Further Discussion of Principal Risks."

A description of the Master Portfolios' policies and procedures with respect to the disclosure of the Master Portfolios' portfolio holdings is available in the SAI and is available free of charge by calling 1-800-768-2836 (toll-free).

ITEM 10. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.

MANAGEMENT

BFA serves as investment adviser to the Master Portfolios. BFA manages the investment of each Master Portfolio's assets and provides each Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's board of trustees (the "Board of Trustees" or the "Board") and in conformity with Delaware law and the stated policies of the Master Portfolios.

MIP incorporates by reference the information concerning each Master Portfolio's and MIP's management from the following section of the corresponding feeder fund's Prospectus: "Management of the Funds - Investment Adviser."

MIP further incorporates by reference additional management information from the following section of the Prospectus: "Management of the Funds - Administrative Services."

CONFLICTS OF INTEREST

MIP incorporates by reference information concerning conflicts of interest from the following section of the Prospectus: "Management of the Funds - Conflicts of Interest."


ORGANIZATION AND CAPITAL STRUCTURE


MIP was organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware and is registered as an open-end, series management investment company under the 1940 Act. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act and for certain other purposes. A holder of beneficial interests (an "interestholder") of a portfolio, including the Master Portfolios, is not deemed to be an interestholder of any other portfolio of MIP. The Board of Trustees has authorized MIP to issue multiple portfolios. MIP currently offers interests in the following portfolios: Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath(Reg. TM) Retirement Master Portfolio, LifePath 2020 Master Portfolio(Reg. TM), LifePath 2030 Master Portfolio(Reg. TM), LifePath 2040 Master Portfolio(Reg. TM), LifePath(Reg. TM) 2050 Master Portfolio, Money Market Master Portfolio, Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Treasury Money Market Master Portfolio, Bond Index Master Portfolio and S&P 500 Stock Master Portfolio. Information about the listed portfolios that is not covered in this combined Part A and Part B is contained in separate offering documents. From time to time, additional portfolios may be established and sold pursuant to separate offering documents.

All consideration received by MIP for interests in one of its portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of each other portfolio.

MIP incorporates by reference information concerning organizational structure from the following section of the Prospectus: "Account Information - Master/Feeder Mutual Fund Structure."

The business and affairs of MIP are managed under the direction of the Board of Trustees. The office of MIP is located at 55 East 52nd Street, New York, NY 10055.

Please see Item 22 of Part B for a further description of MIP's capital structure.

ITEM 11. INTERESTHOLDER INFORMATION.


PURCHASE, REDEMPTION AND PRICING OF INTERESTS


Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest (rounded to the nearest hundredth of a percent, although each Master Portfolio reserves the right to calculate proportionate ownership interest to more than two decimal places) in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its total assets (including the securities held by the Master Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) less total liabilities (including accrued expenses)) as next determined after an order is received in proper form by the applicable Master Portfolio. The value of each Master Portfolio's Net Assets is generally determined as of 5:00 p.m. Eastern time (or, if a Master Portfolio closes early, at such closing time) ("Valuation Time") on each day that the primary markets for the Master Portfolio's portfolio securities (i.e., the bond markets) are open and the Fedwire Funds Service is open (a "Business Day"). The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Master Portfolios are also closed on Good Friday. Money Market Master Portfolio and Prime Money Market Master Portfolio do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. Government Money Market Master Portfolio and Treasury Money Market Master Portfolio generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

An investor in a Master Portfolio may add to or reduce its investment in the Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each interestholder's beneficial interest in a Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, of that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or redemptions of those interests which are to be effected on that day will then be effected. Each investor's share of the aggregate beneficial interests in a Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day, plus or minus, as the case may be, the amounts of net additions or redemptions from such investment effected on that day; and (ii) the denominator of which is the Master Portfolio's Net Assets as of the Valuation Time on that day, plus or minus, as the case may be, the amount of the net additions to or redemptions from the aggregate investments in the Master Portfolio by all investors. The percentages so determined are then applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.


In calculating each Master Portfolio's NAV, the Master Portfolios' investments are valued on the basis of amortized cost.


MIP also incorporates by reference the information from the following section of the SAI: "Determination of Net Asset Value."


An investor in the Master Portfolios may redeem all or any portion of its interest on any Business Day at the NAV next determined after a redemption request is received in proper form. The Master Portfolios will generally remit the proceeds from a redemption the same day after receiving a redemption request in proper form. A Master Portfolio can delay payment for one day, or longer than one day, under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. In addition, the Master Portfolios reserve the right to refuse any purchase of interests. Investments in the Master Portfolios may not be transferred.

MIP reserves the right to pay redemption proceeds in portfolio securities held by Master Portfolios rather than in cash. These "in-kind" redemptions may occur if the amount to be redeemed is large enough to affect a Master Portfolio's operations (e.g., if it represents more than 1% of the Master Portfolio's assets).


NET INVESTMENT INCOME AND CAPITAL GAIN ALLOCATIONS AND DISTRIBUTIONS


Any net investment income of a Master Portfolio generally will be declared and paid as a distribution daily to its investors of record as of the Valuation Time on any Business Day. Each Master Portfolio's net investment income for a Saturday, Sunday or holiday will be distributed to investors of record as of the Valuation Time on the previous Business Day. Allocations of the Master Portfolios' net investment income will be distributed to an interestholder's account on the applicable payment date. Any net capital gains realized by a Master Portfolio will be distributed at least annually to an interestholder's account on the applicable payment date.


Each Master Portfolio will allocate its investment income, expenses, and realized and unrealized net gains and losses to its interestholders PRO RATA in accordance with their beneficial interests. Allocations of taxable income or loss may be made in a different manner in order to comply with U.S. federal income tax rules.

FREQUENT PURCHASES AND REDEMPTIONS OF INTERESTS


MIP incorporates by reference information concerning frequent purchases and redemptions from the following section of the Prospectus: "Account Information
- Short Term Trading Policy."


TAXES


Each Master Portfolio has been and will continue to be operated in a manner so as to qualify as a non-publicly traded partnership for U.S. federal income tax purposes. Provided that a Master Portfolio so qualifies, it will not be subject to any U.S. federal income tax on its income and gain (if any). However, each investor's share of a Master Portfolio's income, gain, loss, deduction, and credit, regardless of whether any distributions are made to the investor, generally will be included in determining the investor's U.S. federal income tax liability. As a non-publicly traded partnership, a Master Portfolio will be deemed to have "passed through" to interestholders their proportionate share of the Master Portfolio's interest, dividends, gains or losses (if any) realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such shares will be made in accordance with the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder. Each Master Portfolio will have no more than 100 investors.

In general, a distribution of net investment income or realized capital gains to an investor will be tax-free for U.S. federal income tax purposes, unless the distribution exceeds the tax basis in the investor's beneficial interests in the Master Portfolio. Such distributions will reduce an investor's tax basis in its beneficial interests in the Master Portfolio, but not below zero.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its interestholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year).

ITEM 12. DISTRIBUTION ARRANGEMENTS.

Beneficial interests in each Master Portfolio are not registered under the 1933 Act because such interests are issued solely in transactions that are exempt from registration under the 1933 Act. Each Master Portfolio is a "master" in a "master/feeder" structure. Only "feeder funds" - i.e., investment companies that are "accredited investors" and invest all of their assets in the Master Portfolios - or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may make direct investments in a Master Portfolio. SEI Investments Distribution Co. ("SEI") is the placement agent for the Master Portfolios. In addition, SEI provides certain compliance related, sales related and other services for the Master Portfolios pursuant to a Service Standards Agreement with BlackRock Institutional Trust Company, N.A. ("BTC"), formerly Barclays Global Investors, N.A., the administrator. BTC compensates SEI for these services.


A non-accredited investor may not directly purchase an interest in a Master Portfolio, but instead may purchase shares in a feeder fund that invests directly in the Master Portfolio. Any accredited investors other than feeder funds that invest in the Master Portfolios will do so on the same terms and conditions as the feeder funds, although they may have different administrative and other expenses. Therefore, some indirect investors may have different returns than other indirect investors in the Master Portfolios.


ITEM 13. FINANCIAL HIGHLIGHTS.

The response to Item 13 has been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

                          MASTER INVESTMENT PORTFOLIO

                    GOVERNMENT MONEY MARKET MASTER PORTFOLIO
                         MONEY MARKET MASTER PORTFOLIO
                      PRIME MONEY MARKET MASTER PORTFOLIO
                     TREASURY MONEY MARKET MASTER PORTFOLIO

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2010

ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

Master Investment Portfolio ("MIP") is an open-end, series management investment company. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with Part A, also dated April 30, 2010, of Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"), each, a portfolio of MIP. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. MIP incorporates by reference the information included on the cover page of the statement of additional information of BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury (each, a "BlackRock Funds III Feeder Fund" and collectively, the "BlackRock Funds III Feeder Funds"), as amended, revised or supplemented from time to time (the "SAI"). A copy of Part A of the Registration Statement with respect to the Master Portfolios may be obtained without charge by writing to Master Investment Portfolio, c/o State Street Bank and Trust Company, Transfer Agent, P.O. Box 642, Boston, MA 02117-0642 or by calling 1-888-204-3956. MIP's registration statement may be examined at the office of the Securities and Exchange Commission (the "SEC") in Washington, D.C. NEITHER PART A NOR THIS PART B CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY BENEFICIAL INTERESTS IN A MASTER PORTFOLIO.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                      -----
         ITEM 15 TRUST HISTORY                                          B-2
         ITEM 16 DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR         B-2
                 INVESTMENTS AND RISKS
         ITEM 17 MANAGEMENT OF THE TRUST                                B-2
         ITEM 18 CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS     B-4
         ITEM 19 INVESTMENT ADVISORY AND OTHER SERVICES                 B-4
         ITEM 20 PORTFOLIO MANAGERS                                     B-6
         ITEM 21 BROKERAGE ALLOCATION AND OTHER PRACTICES               B-6
         ITEM 22 CAPITAL STOCK AND OTHER INTERESTS                      B-6
         ITEM 23 PURCHASE, REDEMPTION AND PRICING OF INTERESTS          B-6
         ITEM 24 TAXATION OF THE TRUST                                  B-7
         ITEM 25 UNDERWRITERS                                           B-8
         ITEM 26 CALCULATION OF PERFORMANCE DATA                        B-8
         ITEM 27 FINANCIAL STATEMENTS                                   B-8

ITEM 15. TRUST HISTORY.


MIP is an open-end, series management investment company organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios.


ITEM 16. DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.

INVESTMENTS AND RISKS. MIP incorporates by reference the information concerning each Master Portfolio's additional investment strategies, risks and restrictions from the following sections of the SAI: "Description of the Funds and their Investments and Risks - Investment Objectives and Policies," "Description of the Funds and their Investments and Risks - Master/Feeder Structure," "Investment Restrictions - Fundamental Investment Restrictions of the Funds," "Investment Restrictions - Non-Fundamental Investment Restrictions of the Funds" and "Investment Restrictions - Investments and Risks."


PORTFOLIO HOLDINGS INFORMATION. MIP incorporates by reference the information concerning each Master Portfolio's policies and procedures with respect to the disclosure of portfolio holdings from the following section of the SAI:
"Description of the Funds and their Investments and Risks - Portfolio Holdings Information."


ITEM 17. MANAGEMENT OF THE TRUST.

The following information supplements and should be read in conjunction with
Item 10 of Part A.

MIP incorporates by reference the information concerning the management of MIP and the Master Portfolios from the following section of the SAI: "Management." The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Board of Trustees of MIP has the same co-chairs and the same committee structure as the board of trustees of BlackRock Funds III.

COMPENSATION OF TRUSTEES. Effective December 1, 2009, each member of MIP's Board of Trustees who is not an "interested person" of MIP (as such term is defined in the 1940 Act) (each, an "Independent Trustee") is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the funds advised by BFA or its affiliates (the "BlackRock-advised Funds") in the complex of open-end funds referred to as the Equity-Liquidity Complex, including MIP and BlackRock Funds III, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance and Nominating Committees, Performance Oversight and Contract Committees and the Vice-Chair of the Performance Oversight and Contract Committees are each paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who oversees the BlackRock-advised Funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Henry Gabbay is an interested Trustee of MIP and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including MIP and BlackRock Funds III, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including MIP and BlackRock Funds III) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or the board of any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions, and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, MIP paid each Independent Trustee then in office MIP's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid MIP's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid MIP's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid MIP's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between MIP and BlackRock Funds III, based on their respective assets under management.

MIP reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of MIP listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the Trustees currently in office because they did not serve as Trustees of MIP until December 1, 2009, and they did not receive compensation from MIP in 2009.



                               AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE           FROM MIP           FROM FUND COMPLEX(1)
----------------------------  ------------------------  ---------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0



                                 AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES           FROM MIP           FROM FUND COMPLEX(1)
------------------------------  ------------------------  ---------------------
Mary G. F. Bitterman(2)         $78,606                          $157,000
A. John Gambs(3)                $85,190                          $157,500
Hayne E. Leland                 $71,360                          $132,000
Jeffrey M. Lyons                $78,922                          $146,000
Wendy Paskin-Jordan             $75,948                          $140,500
Leo Soong(4)                    $85,416                          $158,000


-------

(1) Includes compensation for serving on the Board of Trustees of BlackRock Funds III.
(2)  Previously the Nominating and Governance Committee Chair.
(3)  Previously the Audit Committee Chair.
(4)  Previously the Lead Independent Trustee.

CODES OF ETHICS. MIP has the same code of ethics as BlackRock Funds III. MIP incorporates by reference the information concerning the code of ethics from the following section of the SAI: "Management - Codes of Ethics."


PROXY VOTING POLICIES. MIP incorporates by reference to the information concerning its Proxy Voting Policies from the following section of the SAI:
"Management - Proxy Voting Policies of the Master Portfolios."


INTERESTHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for interestholders to communicate with the Board of Trustees. Interestholders may contact the Board of Trustees by mail. Correspondence should be addressed to Master Investment Portfolio Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Interestholder communication to the Board of Trustees should include the following information: (a) the name and address of the interestholder; (b) the percentage interest(s) owned by the interestholder; (c) the Master Portfolio(s) of which the interestholder owns interests; and (d) if these interests are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of MIP and reported to the Board of Trustees.

ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS.

As of March 31, 2010, the interestholders identified below were known by MIP to own 5% or more of the outstanding voting interests of a Master Portfolio in the indicated capacity. Approximate percentages are indicated in the table below.



                                                                                      PERCENTAGE OF    NATURE OF
        MASTER PORTFOLIO                NAME AND ADDRESS OF INTERESTHOLDER          MASTER PORTFOLIO   OWNERSHIP
------------------------------- -------------------------------------------------- ------------------ ----------
Government Money Market         BlackRock Cash Funds: Government                           100%         Record
Master Portfolio                c/o BlackRock Funds III
                                400 Howard Street
                                San Francisco, CA 94105
Money Market Master Portfolio   BlackRock Cash Funds: Institutional                         95%         Record
                                c/o BlackRock Funds III
                                400 Howard Street
                                San Francisco, CA 94105
Prime Money Market Master       BlackRock Cayman Prime Money Market Fund, Ltd.              12%         Record
Portfolio                       400 Howard Street
                                San Francisco, CA 94105
                                BlackRock Cash Funds: Prime                                 88%         Record
                                c/o BlackRock Funds III
                                400 Howard Street
                                San Francisco, CA 94105
Treasury Money Market Master    BlackRock Cash Funds: Treasury                             100%         Record
Portfolio                       c/o BlackRock Funds III
                                400 Howard Street
                                San Francisco, CA 94105



For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a BlackRock Funds III Feeder Fund, or another interestholder is identified in the foregoing table as the beneficial holder of more than 25% of a Master Portfolio or as the holder of record of more than 25% of a Master Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Master Portfolio. Any feeder fund that is a majority interestholder in a Master Portfolio may be able to take actions with respect to MIP (e.g., approve an advisory agreement) without the approval of other investors in the applicable Master Portfolio.

As of March 31, 2010, no Trustee owned any beneficial interest in MIP, and the Trustees and principal officers of MIP as a group beneficially owned less than 1% of the outstanding beneficial interests of the fund complex, as defined in Form N-1A under the 1940 Act.

ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES.

The following information supplements and should be read in conjunction with Items 10 and 12 in Part A.


INVESTMENT ADVISER. MIP incorporates by reference the information concerning the investment adviser from the following sections of the SAI: "Investment Adviser and Other Service Providers - Investment Adviser" and "Investment Adviser and Other Service Providers - Advisory Fees."


For the fiscal years shown below, each Master Portfolio paid the following management fees to BFA, net of waivers and/or offsetting credits:



                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                                 12/31/2007           12/31/2008          12/31/2009
------------------------------------------  -------------------  -------------------  ------------------
Government Money Market Master Portfolio        $    80,694          $   338,656          $   362,946
Money Market Master Portfolio                   $14,314,429          $21,342,064          $16,914,095
Prime Money Market Master Portfolio             $ 7,101,580          $ 8,671,710          $10,337,087

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                              12/31/2007           12/31/2008           12/31/2009
----------------------------------------  ------------------  -------------------  -------------------
Treasury Money Market Master Portfolio         ($12,949)            $108,966            $1,275,675



For the fiscal years shown below, BFA waived the following management fees payable by the Master Portfolios:




                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                                 12/31/2007           12/31/2008          12/31/2009
------------------------------------------  -------------------  -------------------  ------------------
Government Money Market Master Portfolio         $   45,409           $  385,042          $  423,221
Money Market Master Portfolio                    $6,206,855           $9,808,245          $7,403,559
Prime Money Market Master Portfolio              $3,474,415           $6,623,975          $4,530,216
Treasury Money Market Master Portfolio           $  153,279           $  468,309          $1,572,235



The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit, in the amounts shown, against management fees paid with respect to the Master
Portfolios:



                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                                 12/31/2007           12/31/2008          12/31/2009
------------------------------------------  -------------------  -------------------  ------------------
Government Money Market Master Portfolio          $ 25,261             $ 14,818            $ 24,361
Money Market Master Portfolio                     $168,674             $371,834            $316,990
Prime Money Market Master Portfolio               $121,529             $166,941            $222,205
Treasury Money Market Master Portfolio            $ 25,470             $ 15,067            $ 41,344



ADMINISTRATOR. MIP incorporates by reference the information concerning BTC, as the administrator of the Master Portfolios, from the following section of the
SAI: "Investment Adviser and Other Service Providers - Administrator."

BTC is not entitled to compensation for providing administration services to a Master Portfolio so long as it is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC or an affiliate receives management fees from such Master Portfolios.

PLACEMENT AGENT. SEI is the placement agent for the Master Portfolios. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI does not receive compensation from the Master Portfolios for acting as placement agent. See "Underwriters" at Item 25 below.

CUSTODIAN. State Street Bank and Trust Company ("State Street") is the Master Portfolios' custodian and is located at 200 Clarendon Street, Boston, MA 02116. State Street is not entitled to receive compensation for its custodial services to a Master Portfolio so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also acts as the Master Portfolios' transfer and dividend disbursing agent. For its services as transfer and dividend disbursing agent to the Master Portfolios, State Street is entitled to receive fees based on the Master Portfolios' net assets. See "Expenses" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for MIP. PwC provides audit and tax services, as well as assistance and consultation in connection with the review of certain SEC filings.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to MIP, BlackRock Funds III and BFA.

POTENTIAL CONFLICTS OF INTEREST. MIP incorporates by reference information concerning potential conflicts of interest from the following section of the
SAI: "Management - Potential Conflicts of Interest."

EXPENSES. BTC has agreed to bear all costs of the Master Portfolios' and MIP's operations, other than brokerage expenses, management fees, distribution plan expenses, MIP Independent Expenses, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the Master Portfolios, and BTC pays State Street for these services. Each of BTC and BFA, as applicable, has also contractually undertaken to reimburse or credit the Master Portfolios for MIP Independent Expenses. Expenses attributable only to the Master Portfolios will be charged only against the assets of the Master Portfolios. General expenses of MIP will be allocated among its portfolios in a manner that is proportionate to the Net Assets of each Master Portfolio, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 20. PORTFOLIO MANAGERS.


Not applicable.


ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES.


MIP incorporates by reference the information describing the Master Portfolios' policies governing portfolio securities transactions generally, portfolio turnover, brokerage commissions and frequent trading in portfolio securities from the following section of the SAI: "Portfolio Transactions."


ITEM 22. CAPITAL STOCK AND OTHER INTERESTS.

Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolios. Interestholders in the Master Portfolios are entitled to participate PRO RATA in distributions and, generally, in allocations of income, gain, loss, deduction and credit of the Master Portfolios. Under certain circumstances, allocations of tax items to interestholders will not be made PRO RATA in accordance with their interests in the Master Portfolios in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of a Master Portfolio, interestholders are entitled to share PRO RATA in the Master Portfolio's net assets available for distribution to its interestholders. Interests in the Master Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Interests in the Master Portfolios may not be transferred. No certificates are issued. MIP may be terminated at any time by vote of interestholders holding at least a majority of the interests of each series entitled to vote or by the Trustees by written notice to the interestholders. Any series of interests may be terminated at any time by vote of interestholders holding at least a majority of the interests of such series entitled to vote or by the Trustees by written notice to the interestholders of such series.


Each interestholder is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Interestholders in MIP do not have cumulative voting rights, and interestholders holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other interestholders in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of interestholders but MIP may hold special meetings of interestholders when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for interestholders' vote.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.


ITEM 23. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

The following information supplements and should be read in conjunction with
Item 11 in Part A.


PURCHASE OF INTERESTS. Beneficial interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

IN-KIND PURCHASES. Payment for interests of a Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the applicable Master Portfolio and must meet the investment objective, policies and limitations of the applicable Master Portfolio as described in Part A. In connection with an in-kind securities payment, a Master Portfolio may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) be accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) not be subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.


SUSPENSION OF REDEMPTIONS. The right of redemption of interests in each Master Portfolio may be suspended or the date of redemption payment postponed as provided in Item 11 in Part A.


VALUATION. MIP incorporates by reference information concerning the Master Portfolios' and MIP's pricing of interests from the following section of the
SAI: "Determination of Net Asset Value."


DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. Pursuant to the Declaration of Trust, MIP shall, subject to applicable law, have the right at its option and at any time to redeem interests of any interestholder at the NAV thereof as determined in accordance with the Declaration of Trust (i) if at such time such interestholder owns fewer interests than, or interests having an aggregate NAV of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such interestholder owns interests of a particular series or class, of interests equal to or in excess of a percentage of the outstanding interests of that series or class, or a percentage of the aggregate NAV of that series or class, determined from time to time by the Trustees; or (iii) to the extent that such interestholder owns interests of MIP equal to or in excess of a percentage of the aggregate outstanding interests of MIP, or a percentage of the aggregate NAV of MIP, as determined from time to time by the Trustees.

ITEM 24. TAXATION OF THE TRUST.

MIP is organized as a statutory trust under Delaware law. Under MIP's current classification for U.S. federal income tax purposes, it is intended that each Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, each Master Portfolio will not be subject to any U.S. federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of a Master Portfolio's income, gain, loss, deduction, and credit generally will be included in determining the investor's U.S. federal income tax liability, regardless of whether the Master Portfolio makes any distributions to the investor. The determination of such share will be made in accordance with the Internal Revenue Code, and regulations promulgated thereunder.


Each Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolios will not be subject to U.S. federal income tax, they will file appropriate U.S. federal income tax returns.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its shareholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year). Each Master Portfolio shall enable such regulated investment companies to meet their Subchapter M requirements by investing in the Underlying Funds, each of which is treated as either a disregarded entity, non-publicly traded partnership or regulated investment company for U.S. federal income tax purposes.

Withdrawals by investors from the Master Portfolios generally will not result in their recognizing any gain or loss for U.S. federal income tax purposes, except that: (i) gain will be recognized to the extent that any cash distributed exceeds the tax basis of the investor's interests in a Master Portfolio prior to the distribution; (ii) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or inventory that has substantially appreciated in value as provided in Section 751 of the Internal Revenue Code held by the Master Portfolio; and (iii) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The tax basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of taxable income from the Master Portfolio and decreased, but not below zero, by the amount of any cash distributions to the investor, the tax basis of any property distributed to the investor from the Master Portfolio, and tax losses allocated to the investor.

Amounts realized by a Master Portfolio on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. The feeder funds that invest in the Master Portfolios may be able to claim a deduction or credit for such taxes but will not be able to pass-through such a deduction or credit to their shareholders.


Some of a Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investments in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Accordingly, while a Master Portfolio intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the special status under the Internal Revenue Code of a regulated investment company investing in a Master Portfolio might be jeopardized. The Master Portfolios intend to monitor developments in these areas. In addition, certain requirements that must be met under the Internal Revenue Code in order for a regulated investment company that invests in a Master Portfolio to maintain its status under the Internal Revenue Code may limit the extent to which a Master Portfolio will be able to engage in swap agreements. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of a Master Portfolio. If a Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trust and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 3.0% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The foregoing is not an exhaustive discussion of all tax issues relevant to an investment in a Master Portfolio. Accordingly, investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Master Portfolio.

ITEM 25. UNDERWRITERS.

The exclusive placement agent for MIP is SEI, which receives no compensation from the Master Portfolios for serving in this capacity. Registered broker-dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trusts and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio. The foregoing information supplements and should be read in conjunction with Item 12 in Part A.

In addition, SEI provides certain compliance related, sales related and other services for MIP pursuant to a Service Standards Agreement with BTC, and BTC compensates SEI for these services.

ITEM 26. CALCULATION OF PERFORMANCE DATA.


Not applicable.


ITEM 27. FINANCIAL STATEMENTS.

The audited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, and independent registered public accounting firm's reports for the BlackRock Funds III Feeder Funds and the Master Portfolios for the fiscal year ended December 31, 2009 are included in the

Master Portfolios' Form N-CSR (SEC File No. 811-08162) as filed with the SEC on March 10, 2010 and are hereby incorporated by reference. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                          MASTER INVESTMENT PORTFOLIO

                         ACTIVE STOCK MASTER PORTFOLIO
                        COREALPHA BOND MASTER PORTFOLIO

                                EXPLANATORY NOTE


This is the combined Part A and Part B of the Registration Statement on Form N-1A for Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a "Master Portfolio," and collectively, the "Master Portfolios"). Each Master Portfolio is a diversified portfolio of Master Investment Portfolio ("MIP"), an open-end, series management investment company.

Each of the Master Portfolios is one of the underlying funds in which the following other portfolios of MIP invest a portion of their assets pursuant to a fund of funds structure: LifePath(Reg. TM) Retirement Master Portfolio, LifePath 2020 Master Portfolio(Reg. TM), LifePath 2030 Master Portfolio(Reg.
TM), LifePath 2040 Master Portfolio(Reg. TM)and LifePath(Reg. TM) 2050 Master Portfolio (each, a "LifePath Master Portfolio" and collectively, the "LifePath Master Portfolios"). Each of these LifePath Master Portfolios operates as a master as part of a master/feeder structure; the feeder funds in this structure include the LifePath series of BlackRock Funds III, a separate publicly offered investment company. Each feeder fund invests all of its assets in the corresponding LifePath Master Portfolio. Each of the Master Portfolios may have other accredited investors and may operate as a direct master fund as part of a master/feeder structure, in which case a feeder fund would invest all of its assets in a Master Portfolio with substantially the same investment objective, strategies and policies as the feeder fund.

                             PART A -  PROSPECTUS
                                 APRIL 30, 2010


THIS PART A DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY "SECURITY" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").


The Master Portfolios' Part B, dated April 30, 2010, is incorporated by reference into this Part A.

ITEMS 1 THROUGH 4.

Responses to Items 1 through 4 have been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 5. MANAGEMENT.

BlackRock Fund Advisors ("BFA" or the "Investment Adviser") is the investment adviser of each Master Portfolio. Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

ITEM 6. PURCHASE AND SALE OF INTERESTS.

Interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act.

Each feeder fund may withdraw all or any portion of its investment in the applicable Master Portfolio on any business day on which the New York Stock Exchange ("NYSE") is open at the net asset value ("NAV"), next determined after a redemption request is received in proper form by the Master Portfolio.

ITEM 7. TAX INFORMATION.

Each Master Portfolio intends to operate as a non-publicly traded partnership for U.S. federal income tax purposes. Each feeder fund will be taxable on its allocable portion of the income of the applicable Master Portfolio. Each Master Portfolio will not be subject to any U.S. federal income tax.

ITEM 8. FINANCIAL INTERMEDIARY COMPENSATION.

Not applicable.

ITEM 9. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS.

INVESTMENT OBJECTIVE

o Active Stock Master Portfolio seeks to provide long-term appreciation of capital.

o CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth.

Each Master Portfolio's investment objective is non-fundamental, which means it can be changed by MIP's board of trustees (the "Board of Trustees" or the "Board") without approval by the holders of beneficial interests of a Master Portfolio (an "interestholder"). The investment objective and principal investment strategies of a Master Portfolio determine the securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objectives of the Master Portfolios will be achieved.


PRINCIPAL INVESTMENT STRATEGIES


ACTIVE STOCK MASTER PORTFOLIO. Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the S&P 500 Index. BFA, the Master Portfolio's investment adviser, invests the Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BFA considers risk parameters in deciding upon the Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO. BFA, the investment adviser of CoreAlpha Bond Master Portfolio, invests the Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; U.S. dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Master Portfolio may invest in bonds of any maturity or duration.

CoreAlpha Bond Master Portfolio may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Master Portfolio expects to enter into such contracts on a regular basis.



Although CoreAlpha Bond Master Portfolio normally invests primarily in investment-grade securities, it may also invest up to 10% of its assets in securities rated below investment-grade. Investment-grade securities are those rated at least "Baa" by Moody's(Reg. TM) Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's(Reg. TM), a division of The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)") or Fitch Ratings ("Fitch") or, if unrated, are deemed to be of comparable quality by BFA. See "Appendix A" to Part B for more information regarding ratings.

ACTIVE STOCK MASTER PORTFOLIO AND COREALPHA BOND MASTER PORTFOLIO. The Master Portfolios may also invest in futures contracts, options (including, but not limited to, options on swaps) and various other derivative instruments (such as interest rate, total return, credit default and credit default index swaps, credit-linked notes, and indexed and inverse floating-rate securities), convertible securities, common and preferred stocks, private placements and other restricted securities, and shares of other investment companies, including exchange-traded funds and money market funds advised by BFA. The Master Portfolios may also make short sales and lend portfolio securities. The Master Portfolios may use derivatives, for example, in managing short-term liquidity, as substitutes for comparable positions in underlying securities, in managing duration and/or to position the portfolio for anticipated changes in markets. In addition, the Master Portfolios may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (commonly referred to as a "hedge"), although the Master Portfolios are not required to hedge and may choose not to do so.

In addition, a Master Portfolio may invest a portion of its assets in repurchase agreements and money market instruments, including U.S. government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and shares of money market funds advised by BFA. Under unusual market or economic circumstances, for temporary or defensive purposes, CoreAlpha Bond Master Portfolio may invest all of its assets in these instruments, which generally have lower yields than bonds.


RISK CONSIDERATIONS

GENERAL. The value of the Master Portfolios' beneficial interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate. An investment in a Master Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


EQUITY SECURITIES RISK. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Master Portfolio could decline if the financial condition of the companies in which the


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Master Portfolio invests declines or if overall market and economic conditions deteriorate. Their value may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, their value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Master Portfolio's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

CREDIT RISK. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Master Portfolio's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.


Obligations of U.S. government agencies and instrumentalities and U.S. government-sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac")). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.


INTEREST RATE RISK. Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A Master Portfolio may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by BFA.

HIGH-YIELD SECURITIES RISK. High-Yield Securities Risk is the risk that securities that are rated below investment-grade, or are unrated but judged by BFA to be of comparable quality at the time of purchase, may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to value than higher-rated securities.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, mortgage- and asset-backed backed securities are subject to "prepayment risk" and "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.

Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Master Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.


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Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Asset-backed securities and commercial mortgage-backed securities ("CMBS") generally experience less prepayment than residential mortgage-backed securities.

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. A Master Portfolio's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. A Master Portfolio's investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only ("IOs"), principal only ("POs") or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Master Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by BFA, it is possible that a Master Portfolio could lose all or substantially all of its investment.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which a Master Portfolio may invest may also provide a degree of investment leverage, which could cause a Master Portfolio to lose all or substantially all of its investment.

NON-U.S. SECURITIES. A Master Portfolio may invest in debt obligations and equity securities of non-U.S. issuers. A Master Portfolio may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers in any non-U.S. country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in non-U.S. countries. Additionally, amounts realized on non-U.S.


                                      A-5

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securities may be subject to non-U.S. taxes, including withholding taxes.
Non-U.S. securities often trade with less frequency and volume than U.S. securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in non-U.S. securities may include higher custodial fees than apply to U.S. custodial arrangements. A Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

MARKET RISK AND SELECTION RISK. In investing each Master Portfolio's assets, BFA bases security selection on its analysis of potential investments, as described above in the "Principal Investment Strategies" section. Each Master Portfolio is therefore subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.


OTHER INVESTMENT CONSIDERATIONS. Transactions in derivatives, such as futures contracts, options, interest rate, total return, credit default swaps and credit default index swaps, credit-linked notes, and indexed and inverse floating-rate securities, involve certain risks.

Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Certain derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Certain derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Transactions in futures contracts involve certain risks, including imperfect correlation between the price of the futures contract and movements in the price of the underlying asset, index or rate, the possible absence of a liquid secondary market for any particular instrument, the risk of default by the counterparty or guaranteeing agent, and the restrictions on trading imposed by futures exchanges due to price volatility. Non-U.S. futures may involve certain risks not applicable to trading U.S. futures, including risks of expropriation, burdensome or confiscatory taxation, moratoriums, and exchange and investment controls. Futures contracts involve the posting of margin deposits, and movement in the underlying asset, index or rate may result in calls for additional payments of cash. The need to make additional payments could require a Master Portfolio to liquidate assets at a disadvantageous time.

Over-the-counter derivative instruments carry various risks, including counterparty credit risk, structural risk and legal risk, which affect the price and liquidity of each derivative instrument and may affect a Master Portfolio's volatility. Depending on the structure of the derivative, the derivative may increase or decrease a Master Portfolio's exposure to the credit risk of an entity or entities, equity securities, interest rates, foreign currency values, corporate borrowing rates, or other assets, in some cases without the Master Portfolio's owning such assets. Certain derivative instruments may be more or less sensitive to various types of risks. Important determinants of the value associated with a derivative include the volatility of the referenced or underlying asset or obligation, interest rates, the market value of the underlying asset or obligation when the derivative is entered into, the duration of the derivative contract and the credit risk of the counterparty, among other factors. Derivatives can involve considerable economic leverage and may, in some cases, involve significant risk of loss. For example, in the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by a Master Portfolio gives rise to negative exposure (i.e., if the relevant derivative transaction(s) were to be terminated, the Master Portfolio would owe money to the counterparty), the Master Portfolio may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Master Portfolio's performance. In addition, depending on the terms of settlement with respect to a derivative transaction, a Master Portfolio may be required to compensate the counterparty for loss in the market value of the underlying obligation or to take physical possession of the underlying obligation and pay the counterparty an amount equal to the notional amount of the transaction. Furthermore, over-the-counter derivatives may be privately negotiated and consequently subject to certain processing, settlement and documentation risks.


Investing in a derivative as a hedge can reduce a Master Portfolio's losses, but it could also reduce a Master Portfolio's gains or cause a Master Portfolio losses if the market moves in an unanticipated manner or if the cost of the hedge outweighs its benefits. Hedging also involves the risks that changes in the value of the derivative or short sale will not match those of the holdings being hedged as anticipated (sometimes referred to as "correlation risk"), in which event losses may not be reduced or may be increased. There is no assurance that a Master Portfolio's hedging, if any, will reduce risk or be cost-effective.

In addition, certain derivatives and other securities in which a Master Portfolio may invest may be subject to legal restrictions on their sale and/or may be considered illiquid. Difficulty in selling restricted or illiquid securities may result in a loss or be costly to a Master Portfolio.

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Short sales expose a Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. In addition, purchasing a security to close out a short position in that security can lead to an increase in that security's price, thereby increasing any loss.


PORTFOLIO HOLDINGS INFORMATION

A description of the Master Portfolios' policies and procedures with respect to disclosure of the Master Portfolios' portfolio holdings is available in the Master Portfolios' Part B of MIP's registration statement and is available free of charge by calling
1-800-441-7762 (toll-free). See Item 16, "Description of the Master Portfolios and their Investments and Risks" in Part B for additional details.

ITEM 10. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.


INVESTMENT ADVISER


BFA serves as investment adviser to the Master Portfolios. BFA is located at 400 Howard Street, San Francisco, CA 94105. BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. ("BTC"), formerly Barclays Global Investors, N.A., which in turn is indirectly wholly-owned by BlackRock, Inc. Based on March 31, 2010 figures, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3.364 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates (collectively, "BlackRock") deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

BFA manages the investment of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios, subject to the supervision of the Board of Trustees and in conformity with Delaware law and the stated policies of the Master Portfolios. BFA furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolios.

For its services to each Master Portfolio, BFA is entitled to receive an annual management fee of 0.25% of each Master Portfolio's average daily net assets. From time to time, BFA may waive such fees for a Master Portfolio in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement with BFA with respect to the Master Portfolios is available in the Master Portfolios' annual report for the fiscal period ended December 31, 2009.


PORTFOLIO MANAGERS

Each Master Portfolio portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities. Each Master Portfolio's portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.


Max Kozlov and Travis Cooke are jointly and primarily responsible for the day-to-day management of Active Stock Master Portfolio and act collaboratively on all aspects concerning Active Stock Master Portfolio (the "Active Stock Portfolio Managers"). Mr. Kozlov and Mr. Cooke are employees of BFA and BTC. Mr. Kozlov has been one of the portfolio managers primarily responsible for the day-to-day management of Active Stock Master Portfolio since August 2007. Mr. Kozlov has been with BTC's US Large Cap portfolio management team since 2009. Previously, Mr. Kozlov was with Barclays Global Investors, N.A. ("BGI") US Large Cap portfolio management team and its predecessors from June 2005 to November 2009. Prior to that, Mr. Kozlov was with BGI's Global Strategy team from 2002 to 2005.

Mr. Cooke has been one of the portfolio managers primarily responsible for the day-to-day management of Active Stock Master Portfolio since November 2009. Mr. Cooke has been a portfolio manager in the Equity & Capital Markets group at BTC responsible for the US Large Cap Equity Market Neutral strategy since 2009. Mr. Cooke was a portfolio manager in the Equity & Capital Markets group at BGI responsible for the US Large Cap Equity Market Neutral strategy from 2008 to 2009. Mr. Cooke has been a member of the Global Active Equities portfolio management team since 2000, and previously managed portfolios for the Large Cap and Small Cap Core Active Equity teams from 2000 to 2008. Mr. Cooke holds an MSc in Finance from London Business School, and has been a CFA Charter holder since 2001.


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Scott Radell and Cayman Seacrest are jointly and primarily responsible for the day-to-day management of CoreAlpha Bond Master Portfolio and act collaboratively on all aspects concerning CoreAlpha Bond Master Portfolio (the "CoreAlpha Bond Portfolio Managers"). Mr. Radell and Mr. Seacrest are employees of BFA and BTC. Mr. Radell has been one of the portfolio managers primarily responsible for the day-to-day management of CoreAlpha Bond Master Portfolio since March 2004. Previously, Mr. Radell was a portfolio manager at BGI from 2004 to 2009. Mr. Radell was a credit strategist from 2003 to 2004 before becoming a CoreAlpha Bond Portfolio Manager and prior to that he was employed by Morgan Stanley Asset Management as a credit analyst from 1996 to 2003.

Mr. Seacrest has been one of the portfolio managers primarily responsible for the day-to-day management of CoreAlpha Bond Master Portfolio since January 2009. Prior to that, Mr. Seacrest was an absolute return portfolio manager at BGI from 2007 to 2008. Prior to joining BGI, Mr. Seacrest received a Masters degree in Mathematics from the University of Colorado, which he attended from 2004 to 2007. From 2002 to 2004, Mr. Seacrest was employed by Western Asset Management Company as an assistant Portfolio Manager.


The Master Portfolios' Part B provides additional information about the Active Stock and CoreAlpha Bond Portfolio Managers' compensation, other accounts managed by them, and their ownership of interests in the portfolios they manage.

ADMINISTRATOR


BTC serves as administrator of the Master Portfolios. BTC provides the Master Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Master Portfolios' administrative operations, preparation of proxy statements and interestholder reports. BTC also furnishes office space and certain facilities to conduct the Master Portfolios' business and compensates MIP's Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administrative fee of 0.10% of each Master Portfolio's average daily net assets for providing administration services.

In addition to performing these services, BTC has agreed to bear all costs of the Master Portfolios' and MIP's operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the members of MIP's Board of Trustees who are not "interested persons" of MIP (as such term is defined in the 1940 Act) (the "Independent Trustees" and each, an "Independent Trustee") and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street Bank and Trust Company ("State Street") to provide certain sub-administration services for the Master Portfolios, and BTC pays State Street for these services.

CONFLICTS OF INTEREST

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.


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In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or BAC/Barclays Entities for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock's intended strategy with respect to such security or asset.

ANTI-MONEY LAUNDERING REQUIREMENTS

The Master Portfolios are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Master Portfolio may request information from its shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Master Portfolios reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Master Portfolios to verify their identity. The Master Portfolios also reserve the right to redeem any amounts in a Master Portfolio from persons whose identity they are unable to verify on a timely basis. It is the Master Portfolios' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


ORGANIZATION AND CAPITAL STRUCTURE


MIP was organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware and is registered as an open-end, series management investment company under the 1940 Act. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act and for certain other purposes. An interestholder of a portfolio is not deemed to be an interestholder of any other portfolio of MIP. The Board of Trustees has authorized MIP to issue multiple series. MIP currently offers interests in the following series: Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Money Market Master Portfolio, Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Treasury Money Market Master Portfolio, Bond Index Master Portfolio and S&P 500 Stock Master Portfolio. Information about the listed portfolios that are not covered in this combined Part A and Part B is contained in separate offering documents. From time to time, additional portfolios may be established and sold pursuant to other offering documents.

All consideration received by MIP for interests in one of its portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of each other portfolio.

The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

Please see Item 22 of Part B for a further description of MIP's capital structure.

ITEM 11. INTERESTHOLDER INFORMATION.


PURCHASE, REDEMPTION AND PRICING OF INTERESTS


Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest (rounded to the nearest hundredth of a percent, although each Master Portfolio reserves the right to calculate proportionate ownership interests to more than two decimal places) in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its total assets (including the securities held by the Master Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) less total liabilities (including accrued expenses)) as next determined after an order is received in proper form. The value of a Master Portfolio's Net Assets is determined as of the close of regular trading on the NYSE, which is generally 4:00 p.m. (Eastern time) ("Valuation Time") on each day the NYSE is open for business (a "Business Day"). If the NYSE closes early, the time for calculating each Master Portfolio's NAV and the deadline for additions to or reductions in investments in the Master Portfolio will be accelerated to the earlier closing time.

An investor in a Master Portfolio may add to or reduce its investment in the Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in the Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, of that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or redemptions of those interests, which are to be effected on that day, will then be effected. Each investor's share of the aggregate beneficial interests in a Master Portfolio will then be recomputed using the percentage equal to the fraction (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day, plus or minus, as the case may be, the amounts of net additions or redemptions from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's Net Assets as of the Valuation Time on that day, plus or minus, as the case may be, the amount of the net additions to or redemptions from the aggregate investments in the Master Portfolio by all investors. The percentages so determined are then applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.


In calculating a Master Portfolio's NAV, the Master Portfolio's investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which a Master Portfolio's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the 1933 Act); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security or other asset affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio's NAV is computed and that may materially affect the value of the Master Portfolio's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.


Valuing a Master Portfolio's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Because foreign markets may be open on different days than the days during which an interestholder may purchase a Master Portfolio's interests, the value of the Master Portfolio's investments may change on days when interestholders are not able to purchase the Master Portfolio's interests.


An investor in a Master Portfolio may redeem all or any portion of its interest on any Business Day at the NAV next determined after a redemption request is received in proper form. The Master Portfolios generally remit the proceeds from a redemption the next Business Day after receiving a properly executed redemption order and no longer than seven days after receiving the order. MIP may, however, suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit, as permitted under Section 22(e) of the 1940 Act, and other applicable laws. In addition, the Master Portfolios reserve the right to refuse any purchase of interests. Investments in the Master Portfolios may not be transferred.


The Master Portfolios reserve the right to pay redemption proceeds in portfolio securities rather than cash. These "in-kind" redemptions may occur if the amount to be redeemed is large enough to affect the Master Portfolios' operations (e.g., if it represents more than 1% of a Master Portfolio's assets).

NET INVESTMENT INCOME AND CAPITAL GAIN ALLOCATIONS AND DISTRIBUTIONS

Any net investment income of the Master Portfolios generally will be accrued and allocated daily to all investors of record as of the Valuation Time on any Business Day. A Master Portfolio's net investment income for a Saturday, Sunday or holiday will be accrued and allocated to investors of record as of the Valuation Time on the previous Business Day. Allocations of a Master Portfolio's net investment income will be distributed to an interestholder's account on the applicable payment date. Any net capital gains realized by a Master Portfolio will be allocated on the date of accrual and distributed at least annually to an interestholder's account on the applicable payment date.

Each Master Portfolio will allocate its investment income, expenses, and realized and unrealized net gains and losses to its interestholders PRO RATA in accordance with their beneficial interests. Allocations of taxable income or loss may be made in a different manner in order to comply with U.S. federal income tax rules.


SHORT-TERM TRADING POLICY

The Boards of Trustees of the Trust and MIP have determined that the interests of long-term shareholders and a Master Portfolio's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations -- also known as "market timing." The Master Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Master Portfolio and its shareholders. For example, large flows of cash into and out of a Master Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Master Portfolio's investment goal. Frequent trading may cause a Master Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Master Portfolio's performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund's portfolio securities and the determination of the fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Master Portfolio will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Master Portfolio Investments" below.

Each Master Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Master Portfolio shares that it determines may be detrimental to the Master Portfolio or long-term shareholders. The Boards of Trustees of the Trust and MIP have approved the policies discussed below to seek to deter market timing activity. The Boards of Trustees of the Trust and MIP have not adopted any specific numerical restrictions on purchases, sales and exchanges of Master Portfolio shares because certain legitimate strategies will not result in harm to a Master Portfolio or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Master Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Master Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the Master Portfolio will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Master Portfolio, the Master Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Master Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Master Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Master Portfolio. While each Master Portfolio monitors for market timing activity, a Master Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Master Portfolio. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Master Portfolio's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Master Portfolio to be engaged in market timing or other improper trading activity, the Master Portfolio's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

A Master Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.


TAXES


Each Master Portfolio has been and will continue to be operated in a manner so as to qualify as a non-publicly traded partnership for U.S. federal income tax purposes. Provided that a Master Portfolio so qualifies, it will not be subject to any U.S. federal income tax on its income and gain (if any). However, each investor's share of a Master Portfolio's income, gain, loss, deduction, and credit, regardless of whether any distributions are made to the investor, generally will be included in determining the investor's U.S. federal income tax liability. As a non-publicly traded partnership, a Master Portfolio will be deemed to have "passed through" to interestholders their proportionate shares of the Master Portfolio's interest, dividends, gains or losses (if any) realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such shares will be made in accordance with the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder. Each Master Portfolio will have no more than 100 investors.


In general, a distribution of net investment income or realized capital gains to an investor will be tax-free for U.S. federal income tax purposes, unless the distribution exceeds the tax basis in the investor's beneficial interest in the Master Portfolio. Such distributions will reduce an investor's tax basis in its beneficial interest in the Master Portfolio, but not below zero.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its interestholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year).

ITEM 12. DISTRIBUTION ARRANGEMENTS.

Beneficial interests in each Master Portfolio are not registered under the 1933 Act because such interests are issued solely in transactions that are exempt from registration under the 1933 Act. Each Master Portfolio is a "master" in a "master/feeder" structure. Only "feeder funds" (i.e., investment companies that are "accredited investors" and invest all of their assets in the Master Portfolios) or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may make direct investments in a Master Portfolio. BlackRock Investments, LLC (the "Distributor" or "BRIL") is the placement agent for the Master Portfolios. In addition, BRIL provides certain compliance related, sales related and other services for the Master Portfolios pursuant to a Service Standards Agreement with BTC. BTC compensates BRIL for these services.

A non-accredited investor may not directly purchase an interest in a Master Portfolio, but instead may purchase shares in a feeder fund that invests directly in the Master Portfolio. Any accredited investors other than feeder funds that invest in the Master Portfolios will do so on the same terms and conditions as the feeder funds, although they may have different administrative and other expenses. Therefore, some indirect investors may have different returns than other indirect investors in the Master Portfolios.


ITEM 13. FINANCIAL HIGHLIGHTS.

The response to Item 13 has been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

                          MASTER INVESTMENT PORTFOLIO

                         ACTIVE STOCK MASTER PORTFOLIO
                        COREALPHA BOND MASTER PORTFOLIO

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2010

ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

Master Investment Portfolio ("MIP") is an open-end, series management investment company. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. This Part B is for Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). This Part B is not a prospectus and should be read in conjunction with the combined Part A, also dated April 30, 2010, of the Master Portfolios. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A of the Registration Statement with respect to the Master Portfolios. A copy of Part A may be obtained without charge by writing to Master Investment Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019, or by calling 1-800-441-7762. MIP's registration statement may be examined at the office of the SEC in Washington, D.C. NEITHER PART A NOR THIS PART B CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY BENEFICIAL INTERESTS IN A MASTER PORTFOLIO.

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                       ------
         ITEM 15 TRUST HISTORY                                            B-2
         ITEM 16 DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR           B-2
                 INVESTMENTS AND RISKS
         ITEM 17 MANAGEMENT OF THE TRUST                                 B-20
         ITEM 18 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES     B-33
         ITEM 19 INVESTMENT ADVISORY AND OTHER SERVICES                  B-33
         ITEM 20 PORTFOLIO MANAGERS                                      B-42
         ITEM 21 BROKERAGE ALLOCATION AND OTHER PRACTICES                B-45
         ITEM 22 CAPITAL STOCK AND OTHER INTERESTS                       B-46
         ITEM 23 PURCHASE, REDEMPTION AND PRICING OF INTERESTS           B-47
         ITEM 24 TAXATION OF THE TRUST                                   B-48
         ITEM 25 UNDERWRITERS                                            B-49
         ITEM 26 CALCULATION OF PERFORMANCE DATA                         B-50
         ITEM 27 FINANCIAL STATEMENTS                                    B-50
         APPENDIX A                                                     App-1

ITEM 15. TRUST HISTORY.


MIP is an open-end, series management investment company organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios.


ITEM 16. DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.

The following information supplements and should be read in conjunction with
Item 9 in Part A.

INVESTMENT OBJECTIVES. Each Master Portfolio's investment objective is set forth in Item 9, "Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings," of Part A.


INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. Neither Master Portfolio may:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master
     Portfolio's: (i) investments in securities of other investment companies,
     (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff).

(2) Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (5) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. Each Master Portfolio is subject to the following investment restrictions, all of which are non- fundamental policies.

(1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

  (4) The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 80% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in: (a) common stocks in the case of Active Stock Master Portfolio, or (b) bonds in the case of CoreAlpha Bond Master Portfolio. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
     "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to interestholders, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


INVESTMENTS AND RISKS

The following pages contain more detailed information about the types of instruments in which each Master Portfolio may, but is not required to, invest; investment techniques in which each Master Portfolio may, but is not required to, engage in pursuit of its investment objective; and summaries of related risks.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. A Master Portfolio may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments may be, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities) or structured according to the terms of the instrument. As the purchaser of such securities, the Fund generally would have no recourse to the entity that originated the loans or mortgages in the event of a default by the borrower. If any required payments are not made with respect to the underlying loans or mortgages, the Fund may experience losses or delays in receiving payment. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Changes in liquidity of these securities may result in significant,

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rapid and unpredictable changes in prices for these securities. Also see
"Collateralized Debt Obligations," "Mortgage Pass-Through Securities" and "Mortgage Securities."

BONDS. A Master Portfolio may invest in bonds. A bond is an interest-bearing security issued by a company or a governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. Certain bonds, however, do not make interest payments, but instead are sold at a discount from their face value and are redeemed at face value when they mature ("zero coupon bonds"). The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. A Master Portfolio may treat certain of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

BORROWING. A Master Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with these types of transactions.

COLLATERALIZED DEBT OBLIGATIONS. A Master Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate "equity" tranche, which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed-income securities (e.g., interest rate risk and credit or default risk), CDOs carry additional risks, including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default;
(v) a Master Portfolio may invest in CDOs that are subordinate to other classes; (vi) the

                                      B-4

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market for a CDO, or the fixed-income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.

CONVERTIBLE SECURITIES. A Master Portfolio may invest in convertible securities, such as bonds, debentures, notes or other securities, including preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing an income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as an income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances established upon issue. If a convertible security held by a Master Portfolio is called for redemption or conversion, the Master Portfolio could be required to tender it for redemption, convert it into underlying stock, or sell it to a third party. Securities that are convertible other than at the option of a Master Portfolio generally do not limit the potential for loss to the same extent as securities convertible at the Master Portfolio's option.

CREDIT-LINKED SECURITIES. Credit-linked securities are securities whose performance is linked to one or more credit default swaps on corporate issuers and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, a Master Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. A Master Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. A Master Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, a Master Portfolio may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Master Portfolio's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, a Master Portfolio's principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and a Master Portfolio would not receive physical delivery of the loan or security that was the subject of the relevant credit event. Also see "Futures Contracts, Options Transactions and Swap Transactions - Swap Transactions."

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to a Master Portfolio are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

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An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to a Master Portfolio as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

EQUITY SECURITIES. A Master Portfolio may invest in equity securities. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE SECURITIES. A Master Portfolio may invest in floating-rate and variable-rate securities, which provide for periodic adjustments in the interest rate paid on the security. Variable-rate securities provide for a specified periodic adjustment in the interest rate, while floating-rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality and/or that reset on predetermined dates. Floating-rate securities generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. The market value of a floating-rate security generally is expected to have less sensitivity to fluctuations in market interest rates than a comparable fixed-rate security, although the value of a floating-rate security nonetheless may decline as interest rates rise and due to other factors such as changes in credit quality. Some variable-rate or floating-rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating-rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. A Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. A Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BFA.


FORWARD CONTRACTS. A Master Portfolio may enter into forward contracts, which are not traded on exchanges and are generally not regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with whom a Master Portfolio may maintain accounts may require the Master Portfolio to deposit margin with respect to trading forward contracts although margin requirements are often minimal or non-existent. A Master Portfolio's counterparties are not required to continue to make markets in such contracts. In addition, a counterparty may refuse to continue to quote prices for forward contracts or may quote prices with unusually wide spreads (the difference between the prices at which the counterparty is prepared to buy and at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, which may decrease the liquidity of those forward contracts. The imposition of credit controls by governmental authorities may limit forward trading, to the possible detriment of a Master Portfolio. The Master Portfolio segregates liquid assets in connection with entering into forward contracts.

FUTURES CONTRACTS, OPTIONS TRANSACTIONS AND SWAP TRANSACTIONS. FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. A Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In

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addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Master Portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. The Master Portfolio maintains liquid assets in connection with entering into futures contracts.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter ("OTC options"). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price.


Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Master Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.


Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Master Portfolio to continue to hold a position until delivery or expiration regardless of change in its value. As a result, a Master Portfolio's access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible, or if a Master Portfolio determines not to close a position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

By purchasing a put option, a Master Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Master Portfolio pays the current market price for the option (the "option premium"). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, a Master Portfolio may terminate its position in a put option by allowing it to expire or by exercising the option. If a Master Portfolio allows the option to expire, the Master Portfolio will lose the entire premium. If a Master Portfolio exercises the option, the Master Portfolio completes the sale of the underlying instrument at the strike price. A Master Portfolio may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, a Master Portfolio can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a Master Portfolio, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if

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security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, a Master Portfolio takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Master Portfolio (as the writer) assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. A Master Portfolio (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, a Master Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Master Portfolio will be required to make margin payments to a futures commission merchant.

If securities prices rise, a Master Portfolio, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remained the same over time, it is likely that a Master Portfolio would also profit, because it should be able to close out the option at a lower price. If security prices fall, a Master Portfolio would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Master Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Master Portfolio, as a call writer, mitigates the effects of a price decline. At the same time, because a Master Portfolio must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Master Portfolio would give up some ability to participate in security price increases.

Each Master Portfolio has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and, therefore, neither Master Portfolio is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Master Portfolio may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio.

A Master Portfolio may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Master Portfolio intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

A Master Portfolio may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. A Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in a Master Portfolio's portfolio securities which are the subject of the transaction.

SWAP TRANSACTIONS. A Master Portfolio may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including, but not limited to ABX (an index of asset backed securities), CMBX (an index of commercial mortgage backed securities), and CDX (an index of credit default securities) indexes, which are comprised of credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If a Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, a Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to a Master Portfolio or other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to a Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio

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would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. A Master Portfolio maintains liquid assets in connection with transactions in swaps.

Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.


A credit default swap is a contract between two parties which transfers the credit risk of an entity (the "reference entity") for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A "Credit Event" is commonly defined as the reference entity's (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BFA's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, a Master Portfolio may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of a Master Portfolio to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. A Master Portfolio may also buy credit default protection with respect to a reference entity if, in the judgment of BFA, there is a high likelihood of credit deterioration. In such instance, a Master Portfolio will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is a rapidly evolving market compared to the credit default swap market for more seasoned and liquid investment-grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, a Master Portfolio would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.


In a cash-settled credit default swap where a Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where a Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium until the earlier of a Credit Event or the termination of the credit default swap.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by a Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, a Master Portfolio would pay the counterparty a fixed premium until the earlier of a Credit Event or the termination of the credit default swap. In instances where a Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium until the earlier of a Credit Event or the termination of the credit default swap. A Master Portfolio would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, a Master Portfolio would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction. See Item 4 of Part A ("Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings - Risk Considerations, Other Investment Considerations").

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX, CMBX, and CDX indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks, including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the effect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

A Master Portfolio may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a "swaption") is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, a Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When a Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement.

HIGH-YIELD SECURITIES. High-yield securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. A Master Portfolio may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of a Master Portfolio's portfolio.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Master Portfolio.

HYBRID ARM SECURITIES. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages ("hybrid ARMs"). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.


ILLIQUID INVESTMENTS. Each Master Portfolio may invest up to 15% of the value of its net assets in securities or derivatives for which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Illiquid investments may include investments that are not readily marketable, such as privately issued securities and other securities or derivatives that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS. Each Master Portfolio may invest in securities issued by other open-end and closed-end management investment companies, including investment companies that are affiliated with the Master Portfolio and its adviser, BFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and (iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Master Portfolio. To the extent allowed by law or regulation, each Master Portfolio may invest its assets in securities of investment companies that are money market funds, including those that are affiliated with the Master Portfolio, advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.


A Master Portfolio may purchase shares of exchange-traded funds ("ETFs"). Typically, a Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock and bond markets while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that a Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BFA, are of comparable quality to issuers of other permitted investments of a Master Portfolio may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent a Master Portfolio derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which a Master Portfolio may invest may not be rated by any nationally recognized rating service. A Master Portfolio will invest in loan participations that are not rated only if BFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Master Portfolio may invest.


Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, a Master Portfolio could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower.

A Master Portfolio may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Master Portfolio has direct recourse against the corporate borrower, the Master Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Master Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Master Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, a Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If a Master Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Master Portfolio's net asset value and yield could be adversely affected. Loans that are fully secured offer a Master Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A Master Portfolio may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Master Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by a Master Portfolio may be treated as illiquid.


Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Master Portfolio. For example, if a loan is foreclosed, a Master Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Master Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Master Portfolio relies on BFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Master Portfolio.

LOANS OF PORTFOLIO SECURITIES. A Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. A Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.


A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board of Trustees. BTC acts as securities lending agent for the Master Portfolios subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by, among others, the Ginnie Mae or by one of several U.S. government-sponsored entities, such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans and is generally subject to the risk of non-payment of such principal and interest payments.


An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, a Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA" transactions. TBA refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. A Master Portfolio may use TBA transactions in several ways. For example, a Master Portfolio may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a TBA roll, a Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause a Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Master Portfolios maintain liquid assets in connection with TBA transactions.


MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. In addition, non-government mortgage securities may offer higher yields than those issued by government entities, and also may be subject to greater price changes than government issues.

Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. Also see "Asset-Backed and Commercial Mortgage-Backed Securities" and "Mortgage Pass-Through Securities."

MUNICIPAL SECURITIES. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which a Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, a Master Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.


REPURCHASE AGREEMENTS. The Master Portfolios may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Master Portfolio) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Master Portfolio but only to constitute collateral for the seller's obligation to pay the repurchase price, and, in the event of a default by the seller, each Master Portfolio may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Master Portfolio could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Master Portfolio that utilizes them. Such risks are not unique to the Master Portfolio but are inherent in repurchase agreements. The Master Portfolios seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty's repurchase obligation, the Master Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Master Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Master Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.


A Master Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule
144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Master Portfolio. Privately issued or Rule 144A securities that are determined by BFA to be "illiquid" are subject to each Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities. BFA will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Master Portfolio on a case-by-case basis and may consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

REVERSE REPURCHASE AGREEMENTS. A Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is also able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Master Portfolio intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Master Portfolio's assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The Master Portfolios maintain liquid assets in connection with reverse repurchase agreements.


SECURITIES OF NON-U.S. ISSUERS. Investing in the securities of non-U.S. (or foreign) issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities in which a Master Portfolio may invest are determined by BFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. A Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities are entities designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


A Master Portfolio may also invest in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. A Master Portfolio's assets may be invested in the securities of foreign issuers and ADRs and EDRs of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. A Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

FOREIGN CURRENCY TRANSACTIONS. A Master Portfolio's investments in foreign obligations and securities may involve currency risk. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Master Portfolio may, but is not required to, attempt to minimize risks from adverse changes in the relationship between the U.S. dollar and foreign currencies by engaging in foreign currency transactions. A Master Portfolio may engage in foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative transactions such as foreign currency forward contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts.


Foreign currency forward contracts are negotiated, OTC transactions pursuant to which the parties take positions against future movements in currency prices. In a typical forward contract, one party agrees to pay any increase in the price of the underlying currency during the life of the contract, while the other agrees to pay any decrease.

A Master Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when BFA believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Master Portfolio's securities denominated in such foreign currency, or when BFA believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). A Master Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where BFA believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge"). The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures. The use of foreign currency forward contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or basket of currencies, with settlement required to be made in a designated currency.

Foreign currency hedging transactions are an attempt to protect a Master Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.


The cost to a Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BFA considers on an ongoing basis the creditworthiness of the institutions with which the Master Portfolios enter into foreign currency transactions.


SHORT POSITIONS. A Master Portfolio may take a short position in a security or other financial instrument as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities or financial instruments. When a Master Portfolio takes a short position in a security, it sells a security that the Master Portfolio may or may not own, but is ultimately obligated to deliver, to a broker or other counterparty. When a Master Portfolio takes a short position in a financial instrument, the Master Portfolio sells exposure to that financial instrument to a counterparty. Following the establishment of a short position, a Master Portfolio may purchase the same security or financial instrument to offset the short position or it may borrow the same security or financial instrument to offset the short position, thereby incurring an obligation to replace the borrowed security at a later date. There is no assurance that a Master Portfolio will be able to purchase or borrow the security or financial instrument to offset a short position. Taking a short position allows a Master Portfolio to profit from declines in market prices to the extent such declines exceed transactions costs, including the costs of borrowing the security or financial instrument with respect to which the Master Portfolio has taken a short position. If the price of the short position increases between the time of taking the short position and the time a Master Portfolio purchases the security or financial instrument held short, the Master Portfolio would incur a loss; conversely, if the price of the short position declines, the Master Portfolio will realize capital gain. Any gain will be decreased, and any loss increased, by the transaction costs incurred. When taking a short position, a Master Portfolio maintains liquid assets or otherwise covers its position. In the case of a Master Portfolio's taking a short position for hedging purposes, the short position may be adversely affected by imperfect correlation between movements in the price of the position sold short and the exposure being hedged. In the case of a Master Portfolio's taking a short position to take advantage of potential declines in a security or other financial instrument, the short position may be adversely affected by an increase in the value of the security or other financial instrument.


SHORT-TERM INSTRUMENTS. A Master Portfolio may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BFA.


U.S. GOVERNMENT OBLIGATIONS. A Master Portfolio may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. Obligations of certain U.S. government agencies and instrumentalities, and U.S. government-sponsored enterprises are backed by the full faith and credit of the United States (e.g., Ginnie Mae); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation (e.g., Fannie Mae and Freddie Mac). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. In the case of obligations backed only by the credit of the U.S. government agency or instrumentality or U.S. government-sponsored enterprise issuing the obligation, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-protected public obligations of the U.S. Treasury are commonly referred to as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that is designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation, which is a substantial increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment, future inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Master Portfolio may hold warrants directly or as an element of another security such as a corporate bond. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Trust, MIP and BFA, the Trust, MIP and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund's or Master Portfolio's portfolio holdings. The Boards of Trustees of the Trust and MIP have approved the adoption by the Trust and MIP of the policies and procedures set forth below, and have delegated to BFA the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Boards of Trustees provide ongoing oversight of the Trust's, MIP's and BFA's compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust's and MIP's Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Trust and MIP, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Trust's and MIP's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager's discussion of Fund or Master Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Trust or MIP may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Trust's shares, affiliates of the Trust or MIP, third party service providers to the Trust or MIP, lenders to the Trust or MIP, and independent rating agencies and ranking organizations. The Trust, MIP, BFA and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund or Master Portfolio may not be disclosed to persons not employed by BFA or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Trust annual report), a press release or placement on a publicly-available internet website. If the Confidential Information has not been publicly disclosed, an employee of BFA who wishes to distribute Confidential Information relating to the Trust or MIP must first do the following: (i) require the person or company receiving the Confidential Information to sign, before BFA will provide disclosure of any such information, a confidentiality agreement approved by an attorney in BFA's Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in BFA's Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in BFA's Legal Department.

Prior to providing any authorization for such disclosure of Confidential Information, an attorney in BFA's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Trust's shareholders. In connection with day-to-day portfolio management, the Trust or MIP may disclose Confidential Information to executing broker-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Trust and MIP have adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Trust and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one Fund, Master Portfolio or account at the expense of another. In addition, as noted, an attorney in BFA's Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Trust's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by BFA's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management-- Potential Conflicts of Interest" in this Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Trust Trustees, the independent Trustees' counsel, the Trust's outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust's Chief Compliance Officer or BFA's General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust or MIP, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust's, MIP's and BFA's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

BFA has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Trust and MIP portfolio holdings to the following persons or entities:

Trust's and MIP's Boards of Trustees and, if necessary independent Trustees' counsel and Trust counsel

Trust's Transfer Agent

Trust's and MIP's independent registered public accounting firm

Trust's and MIP's accounting services provider

MIP Custodian

MIP's pricing services - Interactive Data Corp. and Reuters, Inc.

Independent rating agencies -- Morningstar, Inc., Lipper Inc., Moody's Investors Service, Inc. and Standard & Poor's Information aggregators -- Wall Street on Demand, Thomson Financial, eVestment Alliance, informa PSN investment solutions, Micropal, iMoneyNet and Bloomberg

Sponsors of 401(k) plans that include BlackRock-advised Funds -- E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised Funds -- Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions); and Wilshire Associates

Portfolio Compliance Consultants -- i-Flex Solutions, Inc.

Third-party feeder funds---Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc. Homestead, Inc., Transamerica and State Farm Mutual Fund Trust, and their respective boards, sponsors, administrators and other service providers

Affiliated feeder funds---BlackRock Cayman Prime Money Market Fund, Ltd. And BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers

Other --- Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Trustee has a fiduciary duty as a trustee to act in the best interests of the Trust and its shareholders. Selective disclosure is made to the Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of BFA's Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Trust and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust's and BFA's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- BFA's compliance personnel under the supervision of the Trust's Chief Compliance Officer, monitor BFA's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities -- including securities held by the Trust or MIP -- about which BFA has Confidential Information. There can be no assurance, however, that the Trust's policies and procedures with respect to the selective disclosure of Trust portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information

ITEM 17. MANAGEMENT OF THE TRUST.


The following information supplements and should be read in conjunction with the section of Part A entitled "Management - Organization and Capital Structure."


The Board of Trustees of MIP, consists of thirteen individuals (each, a "Trustee"), eleven of whom are Independent Trustees. The same individuals serve on the Board of Trustees of BlackRock Funds III. The registered investment companies advised by BFA or its affiliates (the "BlackRock-advised Funds") are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of ETFs (each, a "BlackRock Fund Complex"). MIP and BlackRock Funds III are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of MIP and the Master Portfolios. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a "Committee") is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of MIP management, in executive session or with other service providers to MIP and the Master Portfolios. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Master Portfolios on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Master Portfolios and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the MIP's charter, and the Master Portfolios' investment objectives and strategies. The Board reviews, on an ongoing basis, the Master Portfolios' performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Master Portfolios.

Day-to-day risk management with respect to the Master Portfolios is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Master Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Master Portfolios. Risk oversight forms part of the Board's general oversight of the Master Portfolios and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Master Portfolios, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Master Portfolios and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Master Portfolios' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Master Portfolios' compliance program and reports to the Board regarding compliance matters for the Master Portfolios and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the MIP's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Master Portfolio; (3) review the conduct and results of each independent audit of each Master Portfolio's financial statements; (4) review any issues raised by the independent auditors or MIP management regarding the accounting or financial reporting policies and practices of each Master Portfolio and the internal controls of each Master Portfolio and certain service providers; (5) oversee the performance of each Master Portfolio's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with MIP management its policies regarding risk assessment and risk management and (7) resolve any disagreements between MIP management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the period December 1, 2009 through December 31, 2009, the Audit Committee met one time.

The members of the Governance and Nominating Committee (the "Governance Committee") are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of MIP and recommend Independent Trustee nominees for election by interestholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Master Portfolio interestholders as it deems appropriate. Master Portfolio interestholders who wish to recommend a nominee should send nominations to the Secretary of MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the period December 1, 2009 through December 31, 2009, the Governance Committee met one time.

The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving MIP, the Master Portfolio-related activities of BFA and MIP's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the MIP's compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the MIP's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the period December 1, 2009 through December 31, 2009, the Compliance Committee met two times.

The members of the Performance Oversight and Contract Committee (the "Performance Oversight Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each Master Portfolio's investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee's responsibilities include, without limitation, to (1) review each Master Portfolio's investment objectives, policies and practices and each Master Portfolio's investment performance; (2) review personnel and resources devoted to management of each Master Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the period December 1, 2009 through December 31, 2009, the Performance Oversight Committee met one time.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the "Product Pricing Committee") comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the period from December 1, 2009 through December 31, 2009, the Product Pricing Committee did not meet.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the period December 1, 2009 through December 31, 2009, the Executive Committee met one time.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing MIP and protecting the interests of interestholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the MIP's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of MIP and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a Trustee of MIP, is provided below.

Certain biographical and other information relating to the Trustees of MIP is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.



                                                                                             NUMBER OF
                                                                                            BLACKROCK-
                                                                                              ADVISED
                                                                                            REGISTERED
                                                                                            INVESTMENT
                                                                                             COMPANIES
                                                                                             ("RICS")
                                                                                           CONSISTING OF
                                                                                            INVESTMENT
                           POSITION(S)      LENGTH OF                                       PORTFOLIOS
           NAME             HELD WITH          TIME           PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
         AND AGE               MIP          SERVED(2)         DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
------------------------- ------------- ----------------- ------------------------------ ---------------- --------------
INDEPENDENT TRUSTEES(1)
David O. Beim(3)          Trustee       2009 to present   Professor of Finance and       36 RICs          None
(69)                                                      Economics at the Columbia      consisting of
                                                          University Graduate School     104 Portfolios
                                                          of Business since 1991;
                                                          Trustee, Phillips Exeter
                                                          Academy since 2002;
                                                          Chairman, Wave Hill, Inc.
                                                          (public garden and cultural
                                                          center) from 1990 to 2006.

Ronald W. Forbes(4)       Trustee       2009 to present   Professor Emeritus of          36 RICs          None
(69)                                                      Finance, School of Business,   consisting of
                                                          State University of New York   104 Portfolios
                                                          at Albany since 2000.

Dr. Matina S. Horner(5)   Trustee       2009 to present   Executive Vice President of    36 RICs          NSTAR
(70)                                                      Teachers Insurance and         consisting of    (electric and
                                                          Annuity Association and        104 Portfolios   gas utility)
                                                          College Retirement Equities
                                                          Fund from 1989 to 2003.

Rodney D. Johnson(4)      Trustee       2009 to present   President, Fairmont Capital    36 RICs          None
(68)                                                      Advisors, Inc. since 1987;     consisting of
                                                          Director, Fox Chase Cancer     104 Portfolios
                                                          Center since 2004; Member
                                                          of Archdiocesan Investment
                                                          Committee of the
                                                          Archdiocese of Philadelphia
                                                          since 2004; Director, The
                                                          Committee of Seventy (civic)
                                                          since 2006.


                                                                                              NUMBER OF
                                                                                             BLACKROCK-
                                                                                               ADVISED
                                                                                             REGISTERED
                                                                                             INVESTMENT
                                                                                              COMPANIES
                                                                                              ("RICS")
                                                                                            CONSISTING OF
                                                                                             INVESTMENT
                           POSITION(S)      LENGTH OF                                        PORTFOLIOS
           NAME             HELD WITH          TIME           PRINCIPAL OCCUPATION(S)      ("PORTFOLIOS")         PUBLIC
         AND AGE               MIP          SERVED(2)          DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
------------------------- ------------- ----------------- ------------------------------- ---------------- -------------------
Herbert I. London         Trustee       2009 to present   Professor Emeritus, New         36 RICs          AIMS
(71)                                                      York University since 2005;     consisting of    Worldwide,
                                                          John M. Olin Professor of       104 Portfolios   Inc.
                                                          Humanities, New York                                 (marketing)
                                                          University from 1993 to 2005
                                                          and Professor thereof from
                                                          1980 to 2005; President,
                                                          Hudson Institute (policy
                                                          research organization) since
                                                          1997 and Trustee thereof
                                                          since 1980; Chairman of the
                                                          Board of Trustees for
                                                          Grantham University since
                                                          2006; Director, InnoCentive,
                                                          Inc. (strategic solutions
                                                          company) since 2005;
                                                          Director of Cerego, LLC
                                                          (software development and
                                                          design) since 2005.

Cynthia A.                Trustee       2009 to present   Professor, Harvard Business     36 RICs          Newell
Montgomery                                                School since 1989; Director,    consisting of    Rubbermaid,
(57)                                                      Harvard Business School         104 Portfolios   Inc.
                                                          Publishing since 2005;                           (manufacturing)
                                                          Director, McLean Hospital
                                                          since 2005.

Joseph P. Platt, Jr.(6)   Trustee       2009 to present   Director, The West Penn         36 RICs          Greenlight
(62)                                                      Allegheny Health System (a      consisting of    Capital Re,
                                                          not-for-profit health system)   104 Portfolios   Ltd
                                                          since 2008; Director, Jones                      (reinsurance
                                                          and Brown (Canadian                              company);
                                                          insurance broker) since                          WQED Multi-
                                                          1998; General Partner, Thorn                     Media (public
                                                          Partner, LP (private                             broadcasting
                                                          investment) since 1998;                          not-for-
                                                          Partner Amarna Corporation,                      profit)
                                                          LLC (private investment
                                                          company) from 2002 to
                                                          2008.

Robert C. Robb, Jr.       Trustee       2009 to present   Partner, Lewis, Eckert, Robb    36 RICs          None
(64)                                                      and Company (management         consisting of
                                                          and financial consulting        104 Portfolios
                                                          firm) since 1981.


                                                                                          NUMBER OF
                                                                                         BLACKROCK-
                                                                                           ADVISED
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                          COMPANIES
                                                                                          ("RICS")
                                                                                        CONSISTING OF
                                                                                         INVESTMENT
                       POSITION(S)      LENGTH OF                                        PORTFOLIOS
         NAME           HELD WITH          TIME           PRINCIPAL OCCUPATION(S)      ("PORTFOLIOS")        PUBLIC
       AND AGE             MIP          SERVED(2)          DURING PAST FIVE YEARS         OVERSEEN       DIRECTORSHIPS
--------------------- ------------- ----------------- ------------------------------- ---------------- -----------------
Toby Rosenblatt(7)    Trustee       2009 to present   President, Founders             36 RICs          A.P. Pharma
(71)                                                  Investments Ltd. (private       consisting of    Inc. (specialty
                                                      investments) since 1999;        104 Portfolios   pharmaceuticals)
                                                      Director, College Access
                                                      Foundation of California
                                                      (philanthropic foundation)
                                                      since 2009; Director, Forward
                                                      Management, LLC since
                                                      2007; Director, the James
                                                      Irvine Foundation
                                                      (philanthropic foundation)
                                                      from 1998 to 2008.

Kenneth L. Urish(8)   Trustee       2009 to present   Managing Partner, Urish         36 RICs          None
(59)                                                  Popeck & Co., LLC (certified    consisting of
                                                      public accountants and          104 Portfolios
                                                      consultants) since 1976;
                                                      Member of External Advisory
                                                      Board, the Pennsylvania
                                                      State University Accounting
                                                      Department since 2001;
                                                      Trustee, The Holy Family
                                                      Foundation since 2001;
                                                      Committee Member,
                                                      Professional Ethics
                                                      Committee of the
                                                      Pennsylvania Institute of
                                                      Certified Public Accountants
                                                      from 2007 to 2010; President
                                                      and Trustee, Pittsburgh
                                                      Catholic Publishing
                                                      Associates from 2003 to
                                                      2008; Director, Inter-Tel from
                                                      2006 to 2007.

Frederick W. Winter   Trustee       2009 to present   Professor and Dean Emeritus     36 RICs          None
(65)                                                  of the Joseph M. Katz School    consisting of
                                                      of Business, University of      104 Portfolios
                                                      Pittsburgh since 2005 and
                                                      dean thereof from 1997 to
                                                      2005; Director, Alkon
                                                      Corporation (pneumatics)
                                                      since 1992; Director
                                                      Tippman Sports (recreation)
                                                      since 2005; Director,
                                                      Indotronix International (IT
                                                      services) from 2004 to 2008.


                                                                                        NUMBER OF
                                                                                       BLACKROCK-
                                                                                         ADVISED
                                                                                       REGISTERED
                                                                                       INVESTMENT
                                                                                        COMPANIES
                                                                                        ("RICS")
                                                                                      CONSISTING OF
                                                                                       INVESTMENT
                    POSITION(S)      LENGTH OF                                         PORTFOLIOS
       NAME          HELD WITH          TIME            PRINCIPAL OCCUPATION(S)      ("PORTFOLIOS")      PUBLIC
      AND AGE           MIP          SERVED(2)          DURING PAST FIVE YEARS          OVERSEEN      DIRECTORSHIPS
------------------ ------------- ----------------- -------------------------------- ---------------- --------------
INTERESTED
TRUSTEES(1),(9)
Richard S. Davis   Trustee       2009 to present   Managing Director,               169 RICs         None
(64)                                               BlackRock, Inc. since 2005;      consisting of
                                                   Chief Executive Officer, State   298 Portfolios
                                                   Street Research &
                                                   Management Company from
                                                   2000 to 2005; Chairman of
                                                   the Board of Trustees, State
                                                   Street Research Mutual
                                                   Funds from 2000 to 2005;
                                                   Chairman, SSR Realty from
                                                   2000 to 2004.

Henry Gabbay       Trustee       2009 to present   Consultant, BlackRock, Inc.      169 RICs         None
(62)                                               from 2007 to 2008;               consisting of
                                                   Managing Director,               298 Portfolios
                                                   BlackRock, Inc. from 1989 to
                                                   2007; Chief Administrative
                                                   Officer, BlackRock Advisors,
                                                   LLC from 1998 to 2007;
                                                   President of BlackRock
                                                   Funds and BlackRock Bond
                                                   Allocation Target Shares
                                                   from 2005 to 2007 and
                                                   Treasurer of certain closed-
                                                   end funds in the BlackRock
                                                   fund complex from 1989 to
                                                   2006.


-------

(1) Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
(2) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, the Trustees were elected to MIP's Board. As a result, although the chart shows the Trustees as joining MIP's Board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph
     P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
(3)  Chair of the Performance Oversight Committee.
(4)  Co-Chair of the Board of Trustees.
(5)  Chair of the Governance Committee.
(6)  Chair of the Compliance Committee.
(7)  Vice Chair of the Performance Oversight Committee.
(8)  Chair of the Audit Committee.
(9) Mr. Davis is an "interested person," as defined in the 1940 Act, of MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of MIP is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships.



                                                                                               NUMBER OF
                                                                                              BLACKROCK-
                                                                                                ADVISED
                                                                                              REGISTERED
                                                                                              INVESTMENT
                                                                                               COMPANIES
                                                                                                ("RICS"
                                                                                             CONSISTING OF
                                                                                              INVESTMENT
                                                                                              PORTFOLIOS
         NAME           POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
   AND YEAR OF BIRTH        WITH MIP         TIME SERVED        DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
---------------------- ------------------ ----------------- ------------------------------ ---------------- --------------
Trust Officers(1)

Anne F. Ackerley       President and      2009 to present   Managing Director of           169 RICs         None
1962                   Chief Executive                      BlackRock, Inc. since 2000;    consisting of
                       Officer                              Vice President of the          298 Portfolios
                                                            BlackRock-advised Funds
                                                            from 2007 to 2009; Chief
                                                            Operating Officer of
                                                            BlackRock's Global Client
                                                            Group (GCG) since 2009;
                                                            Chief Operating Officer of
                                                            BlackRock's U.S. Retail Group
                                                            from 2006 to 2009; Head of
                                                            BlackRock's Mutual Fund
                                                            Group from 2000 to 2006.

Richard Hoerner, CFA   Vice President     2009 to present   Managing Director of           24 RICs          None
1958                                                        BlackRock, Inc. since 2000;    consisting of
                                                            Co-head of BlackRock's Cash    73 Portfolios
                                                            Management Portfolio
                                                            Management Group since
                                                            2002; Member of the Cash
                                                            Management Group
                                                            Executive Committee since
                                                            2005.

Jeffrey Holland, CFA   Vice President     2009 to present   Managing Director of           70 RICs          None
1971                                                        BlackRock, Inc. since 2010;    consisting of
                                                            Director of BlackRock, Inc.    201 Portfolios
                                                            from 2006 to 2009; Chief
                                                            Operating Officer of
                                                            BlackRock's U.S. Retail Group
                                                            since 2009; Co-head of
                                                            Product Development and
                                                            Management for BlackRock's
                                                            U.S. Retail Group from 2007
                                                            to 2009; Product Manager of
                                                            Raymond James &
                                                            Associates from 2003 to
                                                            2006.


                                                                                                  NUMBER OF
                                                                                                 BLACKROCK-
                                                                                                   ADVISED
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                   ("RICS"
                                                                                                CONSISTING OF
                                                                                                 INVESTMENT
                                                                                                 PORTFOLIOS
          NAME            POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)      ("PORTFOLIOS")      PUBLIC
    AND YEAR OF BIRTH         WITH MIP         TIME SERVED         DURING PAST FIVE YEARS         OVERSEEN      DIRECTORSHIPS
------------------------ ------------------ ----------------- ------------------------------- ---------------- --------------
Brendan Kyne             Vice President     2009 to present   Managing Director of            169 RICs         None
1977                                                          BlackRock, Inc. since 2010;     consisting of
                                                              Director of BlackRock, Inc.     298 Portfolios
                                                              from 2008 to 2009; Head of
                                                              Product Development and
                                                              Management for BlackRock's
                                                              U.S. Retail Group since 2009,
                                                              co-head thereof from 2007
                                                              to 2009; Vice President of
                                                              BlackRock, Inc. from 2005 to
                                                              2008.

Simon Mendelson          Vice President     2009 to present   Managing Director of            24 RICs          None
1964                                                          BlackRock, Inc. since 2005;     consisting of
                                                              Chief Operating Officer and     73 Portfolios
                                                              head of the Global Client
                                                              Group for BlackRock's Global
                                                              Cash Management Business
                                                              since 2007; Head of
                                                              BlackRock's Strategy and
                                                              Development Group from
                                                              2005 to 2007.

Brian Schmidt            Vice President     2009 to present   Managing Director of            70 RICs          None
1958                                                          BlackRock, Inc. since 2004;     consisting of
                                                              Various positions with U.S.     201 Portfolios
                                                              Trust Company from 1991 to
                                                              2003: Director from 2001 to
                                                              2003, Senior Vice President
                                                              from 1998 to 2003; Vice
                                                              President, Chief Financial
                                                              Officer and Treasurer of
                                                              Excelsior Funds, Inc.,
                                                              Excelsior Tax-Exempt Funds,
                                                              Inc. and Excelsior Funds
                                                              Trust from 2001 to 2003.

Christopher Stavrakos,   Vice President     2009 to present   Managing Director of            24 RICs          None
CFA                                                           BlackRock, Inc. since 2006;     consisting of
1959                                                          Co-head of BlackRock's Cash     73 Portfolios
                                                              Management Portfolio
                                                              Management Group since
                                                              2006; Senior Vice President,
                                                              CIO, and Director of Liability
                                                              Management for the
                                                              Securities Lending Group at
                                                              Mellon Bank from 1999 to
                                                              2006.


                                                                                           NUMBER OF
                                                                                          BLACKROCK-
                                                                                            ADVISED
                                                                                          REGISTERED
                                                                                          INVESTMENT
                                                                                           COMPANIES
                                                                                            ("RICS"
                                                                                         CONSISTING OF
                                                                                          INVESTMENT
                                                                                          PORTFOLIOS
        NAME         POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)     ("PORTFOLIOS")      PUBLIC
 AND YEAR OF BIRTH       WITH MIP         TIME SERVED        DURING PAST FIVE YEARS        OVERSEEN      DIRECTORSHIPS
------------------- ------------------ ----------------- ----------------------------- ---------------- --------------
Neal J. Andrews     Chief Financial    2009 to present   Managing Director of          169 RICs         None
1966                Officer and                          BlackRock, Inc. since 2006;   consisting of
                    Assistant                            Senior Vice President and     298 Portfolios
                    Treasurer                            Line of Business Head of
                                                         Fund Accounting and
                                                         Administration at PNC
                                                         Global Investment Servicing
                                                         (U.S.) Inc. from 1992 to
                                                         2006.

Jay M. Fife         Treasurer          2009 to present   Managing Director of          169 RICs         None
1970                                                     BlackRock, Inc. since 2007    consisting of
                                                         and Director in 2006;         298 Portfolios
                                                         Assistant Treasurer of the
                                                         Merrill Lynch Investment
                                                         Managers, L.P. ("MLIM") and
                                                         Fund Asset Management,
                                                         L.P. advised funds from 2005
                                                         to 2006; Director of MLIM
                                                         Fund Services Group from
                                                         2001 to 2006.

Brian P. Kindelan   Chief              2009 to present   Chief Compliance Officer of   169 RICs         None
1959                Compliance                           the BlackRock-advised funds   consisting of
                    Officer and                          since 2007; Managing          298 Portfolios
                    Anti-Money                           Director and Senior Counsel
                    Laundering                           of BlackRock, Inc. since
                    Compliance                           2005.
                    Officer

Howard B. Surloff   Secretary          2009 to present   Managing Director and         169 RICs         None

1965                                                     General Counsel of U.S.       consisting of
                                                         Funds at BlackRock, Inc.      298 Portfolios
                                                         since 2006; General Counsel
                                                         (U.S.) of Goldman Sachs
                                                         Asset Management, L.P.
                                                         from 1993 to 2006.



-------
(1)  Officers of MIP serve at the pleasure of the Board of Trustees.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee, the amount of interests in each Master Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies.

DOLLAR RANGE OF EQUITY SECURITIES IN THE MASTER PORTFOLIOS AND THE FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2009)



                                                                   AGGREGATE DOLLAR RANGE OF
                            ACTIVE STOCK       COREALPHA BOND     SECURITIES IN THE FAMILY OF
  INTERESTED TRUSTEES     MASTER PORTFOLIO    MASTER PORTFOLIO       INVESTMENT COMPANIES
-----------------------  ------------------  ------------------  ----------------------------
Richard S. Davis         None                None                over $100,000

Henry Gabbay             None                None                over $100,000

  INDEPENDENT TRUSTEES
-----------------------

David O. Beim            None                None                over $100,000

Ronald W. Forbes         None                None                over $100,000

Dr. Matina S. Horner     None                None                over $100,000

Rodney D. Johnson        None                None                over $100,000

Herbert I. London        None                None                $50,001
                                                                 - $100,000

Cynthia A.               None                None                over $100,000
Montgomery

Joseph P. Platt, Jr.     None                None                over $100,000

Robert C. Robb, Jr.      None                None                over $100,000

Toby Rosenblatt          None                None                over $100,000

Kenneth L. Urish         None                None                $50,001
                                                                 - $100,000

Frederick W. Winter      None                None                over $100,000




As of December 31, 2009, the Trustees and officers of MIP as a group owned an aggregate of less than 1% of the outstanding interests of any Master Portfolio. As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of affiliates of BFA.

COMPENSATION OF TRUSTEES. Effective December 1, 2009, each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the funds advised by BFA or its affiliates (the "BlackRock-advised Funds") in the complex of open-end funds referred to as the Equity-Liquidity Complex, including MIP and BlackRock Funds III, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees, Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who oversees the BlackRock-advised Funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Henry Gabbay is an interested Trustee of MIP and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including MIP and BlackRock Funds III, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including MIP and BlackRock Funds III) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or the board of any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions, and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, MIP paid each Independent Trustee then in office MIP's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid MIP's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid MIP's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid MIP's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between MIP and BlackRock Funds III, based on their respective assets under management.

MIP reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

As of December 1, 2009, the members of the Board of Trustees of MIP listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the Trustees currently in office because they did not serve as Trustees of MIP until December 1, 2009, and they did not receive compensation from MIP in 2009.



                               AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE           FROM MIP           FROM FUND COMPLEX(1)
----------------------------  ------------------------  ---------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0



                                 AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES           FROM MIP           FROM FUND COMPLEX(1)
------------------------------  ------------------------  ---------------------
Mary G. F. Bitterman(2)         $78,606                          $157,000
A. John Gambs(3)                $85,190                          $157,500
Hayne E. Leland                 $71,360                          $132,000
Jeffrey M. Lyons                $78,922                          $146,000
Wendy Paskin-Jordan             $75,948                          $140,500
Leo Soong(4)                    $85,416                          $158,000


-------

(1) Includes compensation for serving on the Board of Trustees of BlackRock Funds III.
(2)  Previously the Nominating and Governance Committee Chair.
(3)  Previously the Audit Committee Chair.
(4)  Previously the Lead Independent Trustee.

CODE OF ETHICS. MIP, BFA and BRIL have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Master Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.


PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The Board of Trustees of MIP has delegated the voting of proxies for each Master Portfolio's securities to BFA pursuant to MIP's proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by each Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio's stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA's clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock's Portfolio Management Group and/or BlackRock's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of MIP's Proxy Voting Policies is attached as Appendix B.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

INTERESTHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for interestholders to communicate with the Board of Trustees. Interestholders may contact the Board of Trustees by mail. Correspondence should be addressed to Master Investment Portfolio Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Interestholder communication to the Board of Trustees should include the following information: (a) the name and address of the interestholder; (b) the percentage interest(s) owned by the interestholder; (c) the Master Portfolio(s) of which the interestholder owns interests; and (d) if these interests are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of MIP and reported to the Board of Trustees.

ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of March 31, 2010, the interestholders identified below were known by MIP to own 5% or more of the outstanding voting interests of each Master Portfolio in the indicated capacity. Approximate percentages are indicated in the table below.



                                                                          PERCENTAGE OF    NATURE OF
         MASTER PORTFOLIO          NAME AND ADDRESS OF INTERESTHOLDER   MASTER PORTFOLIO   OWNERSHIP
--------------------------------- ------------------------------------ ------------------ ----------
Active Stock Master Portfolio     LifePath Retirement Portfolio                 12%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath 2040 Portfolio                       27%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath 2020 Portfolio                       29%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath 2030 Portfolio                       30%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
CoreAlpha Bond Master Portfolio   LifePath 2040 Portfolio                        8%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath 2030 Portfolio                       19%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath Retirement Portfolio                 36%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105
                                  LifePath 2020 Portfolio                       38%         Record
                                  BlackRock Funds III
                                  400 Howard Street
                                  San Francisco, CA 94105


For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that an interestholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Master Portfolio, or is identified as the holder of record of more than 25% of a Master Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Master Portfolio.


As of March 31, 2010, the Trustees and officers of MIP, as a group, beneficially owned less than 1% of the outstanding beneficial interest of MIP.

ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES.


The following information supplements and should be read in conjunction with
Item 5 in Part A.

INVESTMENT ADVISER. BFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP.


The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically in the event of its assignment (as defined in the 1940 Act).


ADVISORY FEES. BFA is entitled to receive monthly fees at the annual rate of 0.25% of the average daily net assets of each Master Portfolio as compensation for its advisory services. From time to time, BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, each Master Portfolio paid to BFA the following management fees, net of waivers and/or offsetting credits:



                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio           $4,628,299           $4,111,502          $ 3,644,578
CoreAlpha Bond Master Portfolio         $3,330,156           $3,507,984          $ 3,291,363



For the fiscal years shown below, BFA waived the following management fees payable by the Master Portfolios:




                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio             N/A           $ 9,275*                    N/A
CoreAlpha Bond Master Portfolio           N/A                  N/A                  N/A


-------
*    Waiver commenced on July 3, 2008.


ADMINISTRATOR. BTC serves as administrator of the Master Portfolios. BTC provides the Master Portfolios with administrative services, including provision of management reporting and treasury administrative services, financial reporting, legal and tax services, supervision of the Master Portfolios' administrative operations and preparation of proxy statements, BTC also furnishes office space and certain facilities to conduct the Master Portfolios' business and compensates MIP's Trustees, officers and employees who are affiliated with BTC. BTC is entitled to receive an annual administrative fee of 0.10% of each Master Portfolio's average daily net assets for providing administrative services.

In addition, BTC has agreed to bear costs of the Master Portfolios' and MIP's operations as discussed under "Expenses" below in this Item.

For the fiscal years shown below, the Master Portfolios paid the following administration fees to BTC, net of waivers and/or offsetting credits:



                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio           $1,700,700           $1,135,552          $  691,693
CoreAlpha Bond Master Portfolio         $1,280,536           $1,358,168          $1,273,593



For the fiscal years shown below, BTC waived the following administration fees with respect to the Funds:




                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio      $ 101,055*           $471,717             $728,926
CoreAlpha Bond Master Portfolio           N/A                  N/A                  N/A

-------
*    Waiver commenced on October 2, 2007.


The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BTC provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Master
Portfolios:



                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio            $49,564              $41,042              $37,212
CoreAlpha Bond Master Portfolio          $51,527              $45,026              $42,952



PLACEMENT AGENT. BRIL is the placement agent for the Master Portfolios. BRIL is a registered broker-dealer located at 40 East 52nd Street, New York, NY 10022. BRIL does not receive compensation from the Master Portfolios for acting as placement agent. See "Underwriters" at Item 25 below.

CUSTODIAN. State Street is the Master Portfolios' custodian and is located at 200 Clarendon Street, Boston, MA 02116. State Street is not entitled to receive compensation for its custodial services to a Master Portfolio so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS") also acts as the Master Portfolios' transfer and dividend disbursing agent. For its services as transfer and dividend disbursing agent to the Master Portfolios, PNC GIS is entitled to receive fees based on the Master Portfolios' net assets. See "Expenses" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for MIP. PwC provides audit and tax services, as well as assistance and consultation in connection with the review of certain SEC filings.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to MIP, BlackRock Funds III and BFA.

POTENTIAL CONFLICTS OF INTEREST. The Bank of America Corporation ("BAC"), though its subsidiary Merrill Lynch & Co., Inc. ("Merrill Lynch"), Barclays PLC ("Barclays"), PNC, each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Master Portfolios' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of BAC, Merrill Lynch and their affiliates (collectively, the "BAC Entities") and Barclays and its affiliates (collectively, the "Barclays Entities")(BAC Entities and Barclays Entities, collectively, the "BAC/Barclays Entities"), with respect to the Master Portfolios and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Master Portfolio, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments, and have interests other than that of managing the Master Portfolios. These are considerations of which investors in a Master Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Master Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Master Portfolio.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Master Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Master Portfolio. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Master Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Master Portfolio invests, which could have an adverse impact on the Master Portfolio's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Master Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Master Portfolio. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Master Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Master Portfolio. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Master Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Master Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Master Portfolio, market impact, liquidity constraints, or other factors could result in the Master Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Master Portfolio could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Master Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Master Portfolio may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Master Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Master Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Master Portfolio has invested, and those activities may have an adverse effect on the Master Portfolio. As a result, prices, availability, liquidity and terms of the Master Portfolio's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Master Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Master Portfolio's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Master Portfolio. Moreover, it is possible that a Master Portfolio will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Master Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Master Portfolio's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Master Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Master Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Master Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Master Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Master Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Master Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Master Portfolio in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Master Portfolio, and such party may have no incentive to assure that the Master Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Master Portfolio may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Master Portfolio invests or which may be based on the performance of the Master Portfolio. A Master Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Master Portfolio.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Master Portfolio. To the extent affiliated transactions are permitted, a Master Portfolio will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Master Portfolio. A Master Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Master Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Master Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Master Portfolios or their shareholders will be required, and no fees or other compensation payable by the Master Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Master Portfolios, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Master Portfolios. A Master Portfolio will be required to establish business relationships with its counterparties based on the Master Portfolio's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Master Portfolio's establishment of its business relationships, nor is it expected that the Master Portfolio's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Master Portfolio's creditworthiness.

Purchases and sales of securities for a Master Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Master Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Master Portfolios. In addition, under certain circumstances, the Master Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Master Portfolios, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Master Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Master Portfolios based on the amount of brokerage commissions paid by the Master Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Master Portfolios and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Master Portfolios. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Master Portfolios, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that

BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies of the Master Portfolio."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Master Portfolio. Increasing a Master Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Master Portfolio's expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Master Portfolio acquired for their own accounts. A large redemption of shares of a Master Portfolio by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Master Portfolio, which might have an adverse effect on the Master Portfolio's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Master Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Master Portfolio may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Master Portfolio also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Master Portfolio and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Master Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Master Portfolio's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Master Portfolio.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Master Portfolios. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Master Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Master Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Master Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Master Portfolio's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Master Portfolio's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Master Portfolio's pricing vendors and/or fund accountants, there may be instances where the Master Portfolio's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Item 11 Interestholder Information" of Part A, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Master Portfolio's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the MIP's Board of Trustees. When determining an asset's "fair value," BlackRock seeks to determine the price that a Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Master Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Master Portfolio's net asset value. As a result, a Master Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Master Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Master Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Master Portfolio bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Master Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Master Portfolio. To lessen the possibility that a Master Portfolio will be adversely affected by this personal trading, the Master Portfolios, BRIL and BFA each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Portfolio's portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Master Portfolio, except that the Master Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Master Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Master Portfolios and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Master Portfolio to purchase and another client of BlackRock to sell, or the Master Portfolio to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Master Portfolio may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Master Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Master Portfolios wish to purchase or sell. However, if permitted by applicable law, the Master Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Master Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Master Portfolios or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Master Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the

Master Portfolios), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as authorized participants in the creation and redemption of ETFs, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of such ETFs, which could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

POTENTIAL RESTRICTIONS ON INVESTMENT ADVISER ACTIVITY. From time to time, BlackRock may be restricted from purchasing or selling securities on behalf of BlackRock clients because of regulatory and legal requirements applicable to BlackRock and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock may not be subject to the same considerations.

There may be periods when BlackRock investment advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice with respect to such securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if BlackRock personnel serve as directors or officers of companies the securities of which BlackRock wishes to purchase or sell. However, where permitted by applicable law, and where consistent with BlackRock's policies and procedures (including the implementation of appropriate information barriers), BlackRock may purchase or sell securities or instruments that are issued by such companies or are the subject of an advisory or risk management assignment by BlackRock, or in cases in which BlackRock personnel serve as directors or officers of the issuer.

In certain circumstances where BlackRock invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by BlackRock, Merrill Lynch, BAC, Barclays and/or PNC that may not be exceeded without the grant of a license or other regulatory or corporate consent. As a result, BlackRock investment advisers on behalf of BlackRock clients may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock investment advisers, in their sole discretion, deem it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to equitably allocate limited investment opportunities among BlackRock clients, taking into consideration benchmark weight and investment strategy. When BlackRock's ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the BlackRock client account or fund. If BlackRock's clients' holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of the BlackRock client or BlackRock's intended strategy with respect to such security or asset.

EXPENSES. BTC has agreed to bear all costs of the Master Portfolios' and MIP's operations, other than brokerage expenses, management fees, distribution plan expenses, MIP Independent Expenses, litigation expenses, taxes or other extraordinary expenses. Each of BTC and BFA, as applicable, has also contractually undertaken to reimburse or credit the Master Portfolios for MIP Independent Expenses. Expenses attributable only to the Master Portfolios will be charged only against the assets of the Master Portfolios. General expenses of MIP will be allocated among its portfolios in a manner that is proportionate to the Net Assets of each Master Portfolio, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 20. PORTFOLIO MANAGERS.

The following information supplements and should be read in conjunction with
Item 10 in Part A.

As of December 31, 2009, the individuals named as Active Stock Portfolio Managers in Part A were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



MAX KOZLOV
                       REGISTERED                                                ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                           INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES     OTHER ACCOUNTS     FEE ARRANGEMENTS
                      ------------  ---------------------  ------------------  -----------------
Number of Accounts         0                 17                   22                  16
Net Assets                 $0          $47,530,986,303      $55,664,517,184     $48,828,997,174



TRAVIS COOKE
                       REGISTERED                                                ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                           INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES     OTHER ACCOUNTS     FEE ARRANGEMENTS
                      ------------  ---------------------  ------------------  -----------------
Number of Accounts         0                 53                   28                  50
Net Assets                 $0          $58,987,911,401      $13,340,894,544     $56,538,437,865



As of December 31, 2009, the individuals named as CoreAlpha Bond Portfolio Managers in Part A (for purposes of this Item 20, together with Mr. Kozlov and Mr. Cooke, the "Portfolio Managers") were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



CAYMAN SEACREST
                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
                      ------------  ---------------------  ----------------  -----------------
Number of Accounts         0                 4                    8                  2
Net Assets            $0            $4,264,702,190         $2,676,852,752    $1, 493,503,958



SCOTT RADELL
                       REGISTERED                                              ACCOUNTS WITH
                       INVESTMENT        OTHER POOLED                         INCENTIVE-BASED
                        COMPANIES    INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
                      ------------  ---------------------  ----------------  -----------------
Number of Accounts         0                 3                    7                  2
Net Assets                 $0           $1,663,922,398      $1,664,711,887    $1,493,503,959



Certain of the portfolios or accounts for which the Portfolio Managers may be primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio's or account's gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Active Stock Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts as of December 31, 2009:



                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
                                    ------------------------------  --------------------------
MAX KOZLOV
Registered Investment Companies                    0                            N/A
Other Pooled Investment Vehicles                  12                      $43,120,213,606
Other Accounts                                     4                      $ 5,708,783,567
TRAVIS COOKE
Registered Investment Companies                    0                            N/A
Other Pooled Investment Vehicles                  46                      $53,352,475,010
Other Accounts                                     4                      $ 3,185,962,854



The below table reflects, for each CoreAlpha Bond Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts as of December 31, 2009:



                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
                                    ------------------------------  --------------------------
CAYMAN SEACREST
Registered Investment Companies                   0                            N/A
Other Pooled Investment Vehicles                  2                 $1,493,503,958
Other Accounts                                    0                            N/A
SCOTT RADELL

                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
                                    ------------------------------  --------------------------
Registered Investment Companies                   0                            N/A
Other Pooled Investment Vehicles                  2                       1,493,503,958
Other Accounts                                    0                            N/A



The discussion below describes the Portfolio Managers' compensation as of December 1, 2009.

PORTFOLIO MANAGER COMPENSATION OVERVIEW. BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, and participation in various benefits programs. In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of December 31, 2009, Active Stock Portfolio Managers beneficially owned interests in the Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:



                                                         $10,001    $50,001    $100,001    $500,001
                                                $1 TO       TO         TO         TO          TO      OVER
ACTIVE STOCK MASTER PORTFOLIO     NONE    $0    $ 10K      $50K      $100K       $500K       $1M      $1M
-------------------------------  ------  ----  -------  ---------  ---------  ----------  ---------  -----
Max Kozlov                       X
Travis Cooke                     X



As of December 31, 2009, the CoreAlpha Bond Portfolio Managers beneficially owned interests in the Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:


                                                           $10,001    $50,001    $100,001    $500,001
                                                  $1 TO       TO         TO         TO          TO      OVER
COREALPHA BOND MASTER PORTFOLIO     NONE    $0    $ 10K      $50K      $100K       $500K       $1M      $1M
---------------------------------  ------  ----  -------  ---------  ---------  ----------  ---------  -----
Cayman Seacrest                    X
Scott Radell                       X

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES.

GENERAL. Subject to policies established by the Board of Trustees, BFA is primarily responsible for the execution of a Master Portfolio's portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

Each Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund and interests of the Master Portfolios are redeemable on a daily basis in U.S. dollars, each Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Master Portfolio's portfolio strategies.

Each Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

A Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders.

BROKERAGE COMMISSIONS. The table below sets forth the brokerage commissions paid by the Master Portfolios for the fiscal years noted. Any differences in brokerage commissions paid by a Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions:


                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                        12/31/2007           12/31/2008          12/31/2009
---------------------------------  -------------------  -------------------  ------------------
Active Stock Master Portfolio      $1,209,372           $1,329,221           $2,177,528
CoreAlpha Bond Master Portfolio           N/A                  N/A                  N/A



BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios paid no brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKERS-DEALERS. As of December 31, 2009, the Master Portfolios owned securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents, as follows:



MASTER PORTFOLIO                        BROKER-DEALER OR PARENT          AMOUNT
---------------------------------  --------------------------------  --------------
Active Stock Master Portfolio      JP Morgan Chase & Co.              $45,536,059
                                   Goldman Sachs Group Inc. (The)     $33,631,239
                                   Citigroup Inc.                     $29,282,663
                                   Morgan Stanley                     $    54,642
CoreAlpha Bond Master Portfolio    Goldman Sachs Group Inc. (The)     $ 9,909,564
                                   Morgan Stanley                     $ 8,466,305
                                   Citigroup Inc.                     $ 6,489,708
                                   JP Morgan Chase & Co.              $ 3,372,118



ITEM 22. CAPITAL STOCK AND OTHER INTERESTS.

Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolios. Interestholders in the Master Portfolios are entitled to participate PRO RATA in distributions and, generally, in allocations of income, gain, loss, deduction and credit of the Master Portfolios. Under certain circumstances, allocations of tax items to interestholders will not be made PRO RATA in accordance with their interests in the Master Portfolios in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of a Master Portfolio, interestholders are entitled to share PRO RATA in the Master Portfolio's net assets available for distribution to its interestholders. Interests in the Master Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Interests in the Master Portfolios may not be transferred. No certificates are issued. MIP may be terminated at any time by vote of interestholders holding at least a majority of the interests of each series entitled to vote or by the Trustees by written notice to the interestholders. Any series of interests may be terminated at any time by vote of interestholders holding at least a majority of the interests of such series entitled to vote or by the Trustees by written notice to the interestholders of such series.


Each interestholder is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Interestholders in MIP do not have cumulative voting rights, and interestholders holding more than

50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other interestholders in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of interestholders but MIP may hold special meetings of interestholders when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for interestholders' vote.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.


ITEM 23. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

The following information supplements and should be read in conjunction with
Item 11 in Part A.

PURCHASE OF INTERESTS. Beneficial interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

IN-KIND PURCHASES. Payment for interests of a Master Portfolio may, at the discretion of BFA, be made in the form of securities that are permissible investments for the Master Portfolio and must meet the investment objective, policies and limitations of a Master Portfolio as described in Part A. In connection with an in-kind securities payment, the Master Portfolio may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio;
(ii) be accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) not be subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTIONS. The right of redemption of interests in the Master Portfolios may be suspended or the date of redemption payment postponed as provided in Item 11 in Part A.

VALUATION. In calculating a Master Portfolio's net asset value, the Master Portfolio's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BFA may use various pricing services or discontinue the use of any pricing service.


Foreign currency-denominated securities are valued using foreign currency exchange rates provided by independent sources.


DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. Pursuant to the Declaration of Trust, MIP shall, subject to applicable law, have the right at its option and at any time to redeem interests of any interestholder at the net asset value thereof as determined in accordance with the Declaration of Trust (i) if at such time such interestholder owns fewer interests than, or interests having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such interestholder owns Interests of a particular series or class, of interests equal to or in excess of a percentage of the outstanding interests of that series or class, or a percentage of the aggregate net asset value of that series or class, determined from time to time by the Trustees; or (iii) to the extent that such interestholder owns interests of MIP equal to or in excess of a percentage of the aggregate outstanding interests of MIP, or a percentage of the aggregate net asset value of MIP, as determined from time to time by the Trustees.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ITEM 24. TAXATION OF THE TRUST.

MIP is organized as a statutory trust under Delaware law. Under MIP's current classification for U.S. federal income tax purposes, it is intended that each Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, the Master Portfolios will not be subject to any U.S. federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of a Master Portfolio's income, gain, loss, deduction, and credit generally will be included in determining the investor's U.S. federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code, and regulations promulgated thereunder.


The Master Portfolios' taxable year-end is the last day of December. Although the Master Portfolios will not be subject to U.S. federal income tax, they will file appropriate U.S. federal income tax returns.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (E.G., distributing to its shareholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year).

Withdrawals by investors from a Master Portfolio generally will not result in their recognizing any gain or loss for U.S. federal income tax purposes, except that (a) gain will be recognized to the extent that any cash distributed exceeds the tax basis of the investor's interests in the Master Portfolio prior to the distribution, (b) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or inventory that has substantially appreciated in value as provided in Section 751 of the Internal Revenue Code held by the Master Portfolio, and (c) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The tax basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of taxable income from the Master Portfolio and decreased, but not below zero, by the amount of any cash distributions to the investor, the tax basis of any property distributed to the investor from the Master Portfolio, and tax losses allocated to the investor.


Amounts realized by each Master Portfolio in foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. The feeder funds that invest in the Master Portfolios may be able to claim a deduction or credit for such taxes but will not be able to pass-through such a deduction or credit to their shareholders.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Master Portfolio acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, its interestholders could be subject to U.S. federal income tax and Internal Revenue Service ("IRS") interest charges on "excess distributions" received by the Master Portfolio from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Master Portfolio is timely distributed to its interestholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Master Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. A Master Portfolio may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the interestholders of a Master Portfolio may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Master Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the special status under the Internal Revenue Code of a regulated investment company investing in a Master Portfolio might be jeopardized. Each Master Portfolio intends to monitor developments in this area. Certain requirements that must be met under the Internal Revenue Code in order for a regulated investment company which invests in a Master Portfolio to maintain its status under the Internal Revenue Code may limit the extent to which a Master Portfolio will be able to engage in swap agreements.


Some of a Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investments in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or similar instruments. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of a Master Portfolio. If a Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.


In addition to the investments described above, prospective interestholders should be aware that other investments made by a Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Master Portfolio without corresponding current cash receipts. Although each Master Portfolio seeks to avoid significant amounts of non-cash income or gain, such non-cash income or gain could be recognized by a Master Portfolio, in which case the Master Portfolio may distribute cash derived from other sources in order to allow regulated investment companies investing in the Master Portfolio to meet their distribution requirements and maintain their favorable tax status under the Internal Revenue Code. In this regard, a Master Portfolio could be required at times to liquidate investments prematurely in order to make such distributions.


Current U.S. federal income tax law provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period and other requirements are met. Absent further legislation, these reduced rates of tax will cease to apply to taxable years beginning after December 31, 2010. For this purpose, a regulated investment company investing in a Master Portfolio will be allocated its PRO RATA share of qualified dividend income realized by the Master Portfolio.


Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trust and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 3.0% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The foregoing is not an exhaustive discussion of all tax issues relevant to an investment in a Master Portfolio. Accordingly, investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Master Portfolio.

ITEM 25. UNDERWRITERS.

The exclusive placement agent for MIP is BRIL, which receives no compensation from the Master Portfolios for serving in this capacity. Registered broker-dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trusts and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio.

In addition, BRIL provides certain compliance related, sales related and other services for MIP pursuant to a Service Standards Agreement with BTC, and BTC compensates BRIL for these services.

ITEM 26. CALCULATION OF PERFORMANCE DATA.


Not applicable.


ITEM 27. FINANCIAL STATEMENTS.

The audited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, and independent registered public accounting firm's reports for the Master Portfolios for the fiscal year ended December 31, 2009 are included in the Master Portfolios' Form N-CSR (SEC File No. 811-08162) as filed with the SEC on March 10, 2010 and are hereby incorporated by reference. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                                  APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

                                     App-1

3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


                                     App-2

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER


S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT-GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."


                                     App-3

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

                                     App-4

                                   APPENDIX B

                              Proxy Voting Policies

                         For The BlackRock-Advised Funds

                                 December, 2009

Copyright (C) 2009 BlackRock, Inc.
All rights reserved.

                                Table of Contents

                                                                            Page
                                                                            ----
I.    INTRODUCTION ........................................................    1
II.   PROXY VOTING POLICIES................................................    2
   A.    Boards of Directors...............................................    2
   B.    Auditors..........................................................    2
   C.    Compensation and Benefits.........................................    2
   D.    Capital Structure.................................................    2
   E.    Corporate Charter and By-Laws.....................................    3
   F.    Environmental and Social Issues...................................    3
IV.   REPORTS TO THE BOARD.................................................    3

I.   INTRODUCTION

     The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock's Corporate Governance Committee (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

     BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

     BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.  PROXY VOTING POLICIES

     A.   BOARDS OF DIRECTORS

     The Funds generally support the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

     B.   AUDITORS

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

     C.   COMPENSATION AND BENEFITS

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

     D.   CAPITAL STRUCTURE

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     E.   CORPORATE CHARTER AND BY-LAWS

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

     F.   ENVIRONMENTAL AND SOCIAL ISSUES

     These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

     BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV.  REPORTS TO THE BOARD

     BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

                          MASTER INVESTMENT PORTFOLIO

                          BOND INDEX MASTER PORTFOLIO

                         S&P 500 STOCK MASTER PORTFOLIO


                                EXPLANATORY NOTE


This is the combined Part A and Part B of the Registration Statement on Form N-1A for Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Each Master Portfolio is a diversified portfolio of Master Investment Portfolio ("MIP"), an open-end, series management investment company.

Each Master Portfolio operates as part of a master/feeder structure, and a corresponding feeder fund (a BlackRock Funds III Feeder Fund, as defined below) invests all of its assets in a Master Portfolio with substantially the same investment objective, strategies and policies as the BlackRock Funds III Feeder Fund. Throughout this combined Part A and Part B for the Master Portfolios, specified information concerning the Master Portfolios and MIP is incorporated by reference from the most recently effective post-effective amendment to the registration statement on Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act"), of BlackRock Funds III (File Nos. 33-54126; 811-07332) that relates to and includes the prospectuses and the statement of additional information of BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund (each, a "BlackRock Funds III Feeder Fund" and collectively, the "BlackRock Funds III Feeder Funds"), each, a series of BlackRock Funds III. Each BlackRock Funds III Feeder Fund invests all of its assets in the corresponding Master Portfolio. BlackRock Bond Index Fund invests all of its assets in Bond Index Master Portfolio and BlackRock S&P 500 Stock Fund invests all of its assets in S&P 500 Stock Master Portfolio. To the extent that information concerning a Master Portfolio and/or MIP is incorporated by reference and BlackRock Funds III files, pursuant to Rule 497 under the Securities Act of 1933, as amended (the "1933 Act"), a supplement to a BlackRock Funds III Feeder Fund's prospectus or statement of additional information that supplements such incorporated information, then the supplemented information contained in such Rule 497 filing is also incorporated herein by reference. Each BlackRock Funds III Feeder Fund's current prospectus and statement of additional information, as supplemented from time to time, is referred to herein collectively as the "Prospectus" and "SAI," respectively.

                             PART A -  PROSPECTUS
                                 APRIL 30, 2010


THIS PART A DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY "SECURITY" WITHIN THE MEANING OF THE 1933 ACT.


The Master Portfolios' Part B, dated April 30, 2010, is incorporated by reference into this Part A.

ITEMS 1 THROUGH 4.

Responses to Items 1 through 4 have been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

ITEM 5. MANAGEMENT.

BlackRock Fund Advisors ("BFA") is the investment adviser of each Master Portfolio. Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

MIP incorporates by reference information concerning each Master Portfolio's portfolio managers from the following section of the Prospectus: "Fund Overview
-  Portfolio Managers."

ITEM 6. PURCHASE AND SALE OF INTERESTS.

Interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act.

Each BlackRock Funds III Feeder Fund may withdraw all or any portion of its investment in the applicable Master Portfolio on any business day on which the New York Stock Exchange ("NYSE") is open at the net asset value ("NAV"), next determined after a redemption request is received in proper form by the Master Portfolio.

ITEM 7. TAX INFORMATION.

Each Master Portfolio intends to operate as a non-publicly traded partnership for U.S. federal income tax purposes. Each BlackRock Funds III Feeder Fund will be taxable on its allocable portion of the income of the applicable Master Portfolio. Each Master Portfolio will not be subject to any U.S. federal income tax.

ITEM 8. FINANCIAL INTERMEDIARY COMPENSATION.

Not applicable.

ITEM 9. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS.

MIP incorporates by reference the information concerning each Master Portfolio's investment objective, principal investment strategies, related risks and disclosure of portfolio holdings from the following sections of the corresponding feeder fund's Prospectus: "Details About the Fund - Details About the Fund's Investment Strategies" and "Details About the Fund - A Further Discussion of Risks."

A description of the Master Portfolios' policies and procedures with respect to the disclosure of the Master Portfolios' portfolio holdings is available in the SAI and is available free of charge by calling 1-800-441-7762 (toll-free).

ITEM 10. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.


MANAGEMENT


BFA serves as investment adviser to the Master Portfolios. BFA manages the investment of each Master Portfolio's assets and provides each Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's board of trustees (the "Board of Trustees" or the "Board") and in conformity with Delaware law and the stated policies of the Master Portfolios.

MIP incorporates by reference the information concerning each Master Portfolio's and MIP's management from the following sections of the corresponding feeder fund's Prospectus: "Management of the Fund - Investment Adviser" and "Management of the Fund - Portfolio Managers."

MIP further incorporates by reference additional management information from the following section of the Prospectus: "Management of the Fund - Administrative Services."

CONFLICTS OF INTEREST

MIP incorporates by reference information concerning conflicts of interest from the following section of the Prospectus: "Management of the Fund - Conflicts of Interest."


ORGANIZATION AND CAPITAL STRUCTURE


MIP was organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware and is registered as an open-end, series management investment company under the 1940 Act. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act and for certain other purposes. A holder of beneficial interests (an "interestholder") of a portfolio is not deemed to be an interestholder of any other portfolio of MIP. The Board of Trustees has authorized MIP to issue multiple series. MIP currently offers interests in the following series: Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath(Reg. TM) Retirement Master Portfolio, LifePath 2020 Master Portfolio(Reg. TM), LifePath 2030 Master Portfolio(Reg. TM), LifePath 2040 Master Portfolio(Reg. TM), LifePath(Reg. TM) 2050 Master Portfolio, Money Market Master Portfolio, Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Treasury Money Market Master Portfolio, Bond Index Master Portfolio and S&P 500 Stock Master Portfolio. Information about the listed portfolios that is not covered in this combined Part A and Part B is contained in separate offering documents. From time to time, additional portfolios may be established and sold pursuant to separate offering documents.

All consideration received by MIP for interests in one of its portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of each other portfolio.

MIP incorporates by reference information concerning organizational structure from the following section of the Prospectus: "Account Information - Master/Feeder Mutual Fund Structure."

The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 55 East 52nd Street, New York, NY 10055.

Please see Item 22 of Part B for a further description of MIP's capital structure.

ITEM 11. INTERESTHOLDER INFORMATION.


PURCHASE, REDEMPTION AND PRICING OF INTERESTS


Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest (rounded to the nearest hundredth of a percent, although each Master Portfolio reserves the right to calculate proportionate ownership interest to more than two decimal places) in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its total assets (including the securities held by the Master Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) less total liabilities (including accrued expenses)) as next determined after an order is received in proper form by the applicable Master Portfolio. The value of each Master Portfolio's Net Assets is determined as of the close of regular trading on the NYSE which is generally 4:00 p.m. (Eastern time) ("Valuation Time") on each day the NYSE is open for business (a "Business Day").

An investor in a Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in a Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, of that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or redemptions of those interests that are to be effected on that day will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction: (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day, plus or minus, as the case may be, the amounts of net additions or redemptions from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's Net Assets as of the Valuation Time on that day, plus or minus, as the case may be, the amount of the net additions to or redemptions from the aggregate investments in the Master Portfolio by all investors. The percentages so determined are then applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.

MIP also incorporates by reference the information from the following section of the SAI: "Determination of Net Asset Value."


An investor in a Master Portfolio may redeem all or any portion of its interest on any Business Day at the NAV next determined after a redemption request is received in proper form. The Master Portfolio will generally remit the proceeds from a redemption the same day after receiving a redemption request in proper form. A Master Portfolio can delay payment for one day, or longer than one day, under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. MIP reserves the right to suspend investors' rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws. In addition, the Master Portfolios reserve the right to refuse any purchase of interests. Investments in the Master Portfolios may not be transferred.

MIP reserves the right to pay redemption proceeds in portfolio securities held by the Master Portfolios rather than in cash. These "in-kind" redemptions may occur if the amount to be redeemed is large enough to affect a Master Portfolio's operations (e.g., if it represents more than 1% of a Master Portfolio's assets).


NET INVESTMENT INCOME AND CAPITAL GAIN ALLOCATIONS AND DISTRIBUTIONS

Any net investment income of the Master Portfolios generally will be accrued and allocated daily to all investors of record as of the Valuation Time on any Business Day. The Master Portfolios' net investment income for a Saturday, Sunday or holiday will be accrued and allocated to investors of record as of the Valuation Time on the previous Business Day. Allocations of a Master Portfolio's net investment income will be distributed to an interestholder's account on the applicable payment date. Capital gains realized by a Master Portfolio will be allocated on the date of accrual and distributed at least annually to an interestholder's account on the applicable payment date.

Each Master Portfolio will allocate its investment income, expenses, and realized and unrealized net gains and losses to its interestholders PRO RATA in accordance with their beneficial interests. Allocations of taxable income or loss may be made in a different manner in order to comply with U.S. federal income tax rules.

FREQUENT PURCHASES AND REDEMPTIONS OF INTERESTS


MIP incorporates by reference information concerning frequent purchases and redemptions from the following section of the Prospectus: "Account Information
- Short Term Trading Policy."


TAXES


Each Master Portfolio has been and will continue to be operated in a manner so as to qualify as a non-publicly traded partnership for U.S. federal income tax purposes. Provided that a Master Portfolio so qualifies, it will not be subject to any U.S. federal income tax on its income and gain (if any). However, each investor's share of a Master Portfolio's income, gain, loss, deduction and credit, regardless of whether any distributions are made to the investor, generally will be included in determining the investor's U.S. federal income tax liability. As a non-publicly traded partnership, each Master Portfolio will be deemed to have "passed through" to interestholders their proportionate shares of the Master Portfolio's interest, dividends, gains or losses (if any) realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such shares will be made in accordance with the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder. Each Master Portfolio will have no more than 100 investors.


In general, a distribution of net investment income or realized capital gains to an investor will be tax-free for U.S. federal income tax purposes, unless the distribution exceeds the tax basis in the investor's beneficial interests in the Master Portfolio. Such distributions will reduce an investor's tax basis in its beneficial interests in the Master Portfolio, but not below zero.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its interestholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year).

ITEM 12. DISTRIBUTION ARRANGEMENTS.

Beneficial interests in each Master Portfolio are not registered under the 1933 Act because such interests are issued solely in transactions that are exempt from registration under the 1933 Act. Each Master Portfolio is a "master" in a "master/feeder" structure. Only "feeder funds" - i.e., investment companies that are "accredited investors" and invest all of their assets in the Master Portfolios - or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may make direct investments in a Master Portfolio. BlackRock Investments, LLC (the "Distributor" or "BRIL") is the placement agent for the Master Portfolios. In addition, BRIL provides certain compliance related, sales related and other services for the Master Portfolios pursuant to a Service Standards Agreement with BlackRock Institutional Trust Company, N.A. ("BTC"), formerly Barclays Global Investors, N.A., the administrator. BTC compensates BRIL for these services.


A non-accredited investor may not directly purchase an interest in a Master Portfolio, but instead may purchase shares in a feeder fund that invests directly in the Master Portfolio. Any accredited investors other than feeder funds that invest in the Master Portfolios will do so on the same terms and conditions as the feeder funds, although they may have different administrative and other expenses. Therefore, some indirect investors may have different returns than other indirect investors in the Master Portfolios.


ITEM 13. FINANCIAL HIGHLIGHTS.

The response to Item 13 has been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

                          MASTER INVESTMENT PORTFOLIO

                          BOND INDEX MASTER PORTFOLIO

                         S&P 500 STOCK MASTER PORTFOLIO


                  PART B - STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2010

ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

Master Investment Portfolio ("MIP") is an open-end, series management investment company. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. This Part B is not a prospectus and should be read in connection with Part A, also dated April 30, 2010, of Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. MIP incorporates by reference the information included on the cover page of the statement of additional information of BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund (each, a "BlackRock Funds III Feeder Fund" and collectively, the "BlackRock Funds III Feeder Funds"), as amended, revised or supplemented from time to time (the "SAI"). A copy of Part A of the Registration Statement with respect to the Master Portfolios may be obtained without charge by writing to Master Investment Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019, or by calling 1-800-441-7762.
MIP's registration statement may be examined at the office of the Securities and Exchange Commission (the "SEC") in Washington, D.C. NEITHER PART A NOR THIS PART B CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY BENEFICIAL INTERESTS IN A MASTER PORTFOLIO.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                      -----
         ITEM 15 TRUST HISTORY                                          B-2
         ITEM 16 DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR         B-2
                 INVESTMENTS AND RISKS
         ITEM 17 MANAGEMENT OF THE TRUST                                B-2
         ITEM 18 CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS     B-4
         ITEM 19 INVESTMENT ADVISORY AND OTHER SERVICES                 B-4
         ITEM 20 PORTFOLIO MANAGERS                                     B-5
         ITEM 21 BROKERAGE ALLOCATION AND OTHER PRACTICES               B-6
         ITEM 22 CAPITAL STOCK AND OTHER INTERESTS                      B-6
         ITEM 23 PURCHASE, REDEMPTION AND PRICING OF INTERESTS          B-6
         ITEM 24 TAXATION OF THE TRUST                                  B-7
         ITEM 25 UNDERWRITERS                                           B-9
         ITEM 26 CALCULATION OF PERFORMANCE DATA                        B-9
         ITEM 27 FINANCIAL STATEMENTS                                   B-9

ITEM 15. TRUST HISTORY.


MIP is an open-end, series management investment company organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios.


ITEM 16. DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.


INVESTMENTS AND RISKS. MIP incorporates by reference the information concerning each Master Portfolio's additional investment strategies, risks and restrictions from the following sections of the SAI: "Description of the Funds and their
Investments and Risks - Investment Objectives and Policies," "Investment Restrictions - Fundamental Investment Restrictions of the Master Portfolios," "Investment Restrictions - Non-Fundamental Investment Restrictions of the Master Portfolios," and "Investments and Risks of the Master Portfolios."

PORTFOLIO HOLDINGS INFORMATION. MIP incorporates by reference the information concerning each Master Portfolio's policies and procedures with respect to the disclosure of portfolio holdings from the following section of the SAI:
"Portfolio Holdings Information."


ITEM 17. MANAGEMENT OF THE TRUST.

The following information supplements and should be read in conjunction with
Item 10 of Part A.

MIP incorporates by reference the information concerning the management of MIP and the Master Portfolios from the following section of the SAI: "Management." The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Board of Trustees of MIP has the same co-chairs and the same committee structure as the board of trustees of BlackRock Funds III.

COMPENSATION OF TRUSTEES. Effective December 1, 2009, each member of MIP's Board of Trustees who is not an "interested person" of MIP (as such term is defined in the 1940 Act) (each, an "Independent Trustee") is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the funds advised by BFA or its affiliates (the "BlackRock-advised Funds") in the complex of open-end funds referred to as the Equity-Liquidity Complex, including MIP and BlackRock Funds III, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance and Nominating Committees, Performance Oversight and Contract Committees and the Vice-Chair of the Performance Oversight and Contract Committees are each paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who oversees the BlackRock-advised Funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Henry Gabbay is an interested Trustee of MIP and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including MIP and BlackRock Funds III, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including MIP and BlackRock Funds III) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or the board of any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions, and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, MIP paid each Independent Trustee then in office MIP's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid MIP's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid MIP's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid MIP's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between MIP and BlackRock Funds III, based on their respective assets under management.

MIP reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.


As of December 1, 2009, the members of the Board of Trustees of MIP listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the Trustees currently in office because they did not serve as Trustees of MIP until December 1, 2009, and they did not receive compensation from MIP in 2009.



                               AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE           FROM MIP           FROM FUND COMPLEX(1)
----------------------------  ------------------------  ---------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0



                                 AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES           FROM MIP           FROM FUND COMPLEX(1)
------------------------------  ------------------------  ---------------------
Mary G. F. Bitterman(2)         $78,606                          $157,000
A. John Gambs(3)                $85,190                          $157,500
Hayne E. Leland                 $71,360                          $132,000
Jeffrey M. Lyons                $78,922                          $146,000
Wendy Paskin-Jordan             $75,948                          $140,500
Leo Soong(4)                    $85,416                          $158,000


-------

(1) Includes compensation for serving on the Board of Trustees of BlackRock Funds III.
(2)  Previously the Nominating and Governance Committee Chair.
(3)  Previously the Audit Committee Chair.
(4)  Previously the Lead Independent Trustee.

CODES OF ETHICS. MIP has the same code of ethics as BlackRock Funds III. MIP incorporates by reference the information concerning the code of ethics from the following section of the SAI: "Management - Codes of Ethics."


PROXY VOTING POLICIES. MIP incorporates by reference to the information concerning its Proxy Voting Policies from the following section of the SAI:
"Management - Proxy Voting Policies of the Master Portfolios."


INTERESTHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for interestholders to communicate with the Board of Trustees. Interestholders may contact the Board of Trustees by mail. Correspondence should be addressed to Master Investment Portfolio Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Interestholder communication to the Board of Trustees should include the following information: (a) the name and address of the interestholder; (b) the percentage interest(s) owned by the interestholder; (c) the Master Portfolio(s) of which the interestholder owns interests; and (d) if these interests are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of MIP and reported to the Board of Trustees.

ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS.

As of March 31, 2010, the interestholders identified below were known by MIP to own 5% or more of the outstanding voting interests of a Master Portfolio in the indicated capacity. Approximate percentages are indicated in the table below.



                                                                                           PERCENTAGE OF    NATURE OF
        MASTER PORTFOLIO                   NAME AND ADDRESS OF INTERESTHOLDER            MASTER PORTFOLIO   OWNERSHIP
-------------------------------- ------------------------------------------------------ ------------------ ----------
Bond Index Master Portfolio      BlackRock Bond Index Fund                                      100%         Record
                                 BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
S&P 500 Stock Master Portfolio   BlackRock S&P 500 Stock Fund                                    11%         Record
                                 BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
                                 Transamerica Partners Stock Index Fund                          23%         Record
                                 4 Manhattanville Rd.
                                 Purchase, NY 10577
                                 State Farm S&P 500 Index Fund                                   23%         Record
                                 One State Farm Plaza
                                 Bloomington, IL 61791
                                 Transamerica Partners Institutional Stock Index Fund            39%         Record
                                 4 Manhattanville Rd.
                                 Purchase, NY 10577



For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a BlackRock Funds III Feeder Fund, or another interestholder is identified in the foregoing table as the beneficial holder of more than 25% of a Master Portfolio or as the holder of record of more than 25% of a Master Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Master Portfolio. Any feeder fund that is a majority interestholder in a Master Portfolio may be able to take actions with respect to MIP (e.g., approve an advisory agreement) without the approval of other investors in the applicable Master Portfolio.

As of March 31, 2010, no Trustee owned any beneficial interest in MIP, and the Trustees and principal officers of MIP as a group beneficially owned less than 1% of the outstanding beneficial interests of the fund complex, as defined in Form N-1A under the 1940 Act.

ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES.

The following information supplements and should be read in conjunction with Items 10 and 12 in Part A.


INVESTMENT ADVISER. MIP incorporates by reference the information concerning the investment adviser from the following sections of the SAI: "Investment Adviser and Other Service Providers - Investment Adviser" and "Investment Adviser and Other Service Providers - Advisory Fees."


For the fiscal years shown below, each Master Portfolio paid the following management fees to BFA, net of waivers and/or offsetting credits:



                                   FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                       12/31/2007           12/31/2008          12/31/2009
--------------------------------  -------------------  -------------------  ------------------
Bond Index Master Portfolio            $   55,816           $   79,815           $ 94,206
S&P 500 Index Master Portfolio         $1,361,224           $1,143,908           $826,949

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios

(collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit, in the amounts shown, against management fees paid with respect to the Master
Portfolios:



                                   FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                       12/31/2007           12/31/2008          12/31/2009
--------------------------------  -------------------  -------------------  ------------------
Bond Index Master Portfolio             $32,059              $21,382              $21,135
S&P 500 Index Master Portfolio          $60,165              $49,643              $40,781



ADMINISTRATOR. MIP incorporates by reference the information concerning BTC, as the administrator of the Master Portfolios, from the following section of the
SAI: "Investment Adviser and Other Service Providers - Administrator."

BTC is not entitled to compensation for providing administration services to a Master Portfolio so long as it is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC or an affiliate receives management fees from such Master Portfolios.

PLACEMENT AGENT. BRIL is the placement agent for the Master Portfolios. BRIL is a registered broker-dealer located at 40 East 52nd Street, New York, NY 10022. BRIL does not receive compensation from the Master Portfolios for acting as placement agent. See "Underwriters" at Item 25 below.

CUSTODIAN. State Street Bank and Trust Company ("State Street") is the Master Portfolios' custodian and is located at 200 Clarendon Street, Boston, MA 02116. State Street is not entitled to receive compensation for its custodial services to a Master Portfolio so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS") also acts as the Master Portfolios' transfer and dividend disbursing agent. For its services as transfer and dividend disbursing agent to the Master Portfolios, PNC GIS is entitled to receive fees based on the Master Portfolios' net assets. See "Expenses" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for MIP. PwC provides audit and tax services, as well as assistance and consultation in connection with the review of certain SEC filings.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to MIP, BlackRock Funds III and BFA.

POTENTIAL CONFLICTS OF INTEREST. MIP incorporates by reference information concerning potential conflicts of interest from the following section of the
SAI: "Investment Adviser and Other Service Providers - Potential Conflicts of Interest."

EXPENSES. BTC has agreed to bear all costs of the Master Portfolios' and MIP's operations, other than brokerage expenses, management fees, distribution plan expenses, MIP Independent Expenses, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the Master Portfolios, and BTC pays State Street for these services. Each of BTC and BFA, as applicable, has also contractually undertaken to reimburse or credit the Master Portfolios for MIP Independent Expenses. Expenses attributable only to the Master Portfolios will be charged only against the assets of the Master Portfolios. General expenses of MIP will be allocated among its portfolios in a manner that is proportionate to the Net Assets of each Master Portfolio, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 20. PORTFOLIO MANAGERS.


MIP incorporates by reference the information concerning the portfolio managers for the Master Portfolios from the following section of the SAI: "Portfolio Managers."

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES.


MIP incorporates by reference the information describing the Master Portfolios' policies governing portfolio securities transactions generally, portfolio turnover, brokerage commissions and frequent trading in portfolio securities from the following section of the SAI: "Portfolio Transactions."


ITEM 22. CAPITAL STOCK AND OTHER INTERESTS.

Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolios. Interestholders in the Master Portfolios are entitled to participate PRO RATA in distributions and, generally, in allocations of income, gain, loss, deduction and credit of the Master Portfolios. Under certain circumstances, allocations of tax items to interestholders will not be made PRO RATA in accordance with their interests in the Master Portfolios in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of a Master Portfolio, interestholders are entitled to share PRO RATA in the Master Portfolio's net assets available for distribution to its interestholders. Interests in the Master Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Interests in the Master Portfolios may not be transferred. No certificates are issued. MIP may be terminated at any time by vote of interestholders holding at least a majority of the interests of each series entitled to vote or by the Trustees by written notice to the interestholders. Any series of interests may be terminated at any time by vote of interestholders holding at least a majority of the interests of such series entitled to vote or by the Trustees by written notice to the interestholders of such series.


Each interestholder is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Interestholders in MIP do not have cumulative voting rights, and interestholders holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other interestholders in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of interestholders but MIP may hold special meetings of interestholders when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for interestholders' vote.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.


ITEM 23. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

The following information supplements and should be read in conjunction with
Item 11 in Part A.


PURCHASE OF INTERESTS. Beneficial interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

IN-KIND PURCHASES. Payment for interests of a Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the applicable Master Portfolio and must meet the investment objective, policies and limitations of the applicable Master Portfolio as described in Part A. In connection with an in-kind securities payment, a Master Portfolio may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) be accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) not be subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTIONS. The right of redemption of interests in each Master Portfolio may be suspended or the date of redemption payment postponed as provided in Item 11 in Part A.


VALUATION. MIP incorporates by reference information concerning the Master Portfolios' and MIP's pricing of interests from the following section of the
SAI: "Determination of Net Asset Value."


DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. Pursuant to the Declaration of Trust, MIP shall, subject to applicable law, have the right at its option and at any time to redeem interests of any interestholder at the NAV thereof as determined in accordance with the Declaration of Trust (i) if at such time such interestholder owns fewer interests than, or interests having an aggregate NAV of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such interestholder owns interests of a particular series or class, of interests equal to or in excess of a percentage of the outstanding interests of that series or class, or a percentage of the aggregate NAV of that series or class, determined from time to time by the Trustees; or (iii) to the extent that such interestholder owns interests of MIP equal to or in excess of a percentage of the aggregate outstanding interests of MIP, or a percentage of the aggregate NAV of MIP, as determined from time to time by the Trustees.

ITEM 24. TAXATION OF THE TRUST.

MIP is organized as a statutory trust under Delaware law. Under MIP's current classification for U.S. federal income tax purposes, it is intended that each Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, each Master Portfolio will not be subject to any U.S. federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's income, gain, loss, deduction, and credit generally will be included in determining the investor's U.S. federal income tax liability, regardless of whether the Master Portfolio makes any distributions to the investor. The determination of such share will be made in accordance with the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder.


Each Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolios will not be subject to U.S. federal income tax, they will file appropriate U.S. federal income tax returns.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its shareholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year). Each Master Portfolio shall enable such regulated investment companies to meet their Subchapter M requirements by investing in the Underlying Funds, each of which is treated as either a disregarded entity, non-publicly traded partnership or regulated investment company for U.S. federal income tax purposes.

Withdrawals by investors from the Master Portfolios generally will not result in their recognizing any gain or loss for U.S. federal income tax purposes, except that: (i) gain will be recognized to the extent that any cash distributed exceeds the tax basis of the investor's interests in a Master Portfolio prior to the distribution; (ii) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or inventory that has substantially appreciated in value as provided in Section 751 of the Internal Revenue Code, held by the Master Portfolio; and (iii) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The tax basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of taxable income from the Master Portfolio and decreased, but not below zero, by the amount of any cash distributions to the investor, the tax basis of any property distributed to the investor from the Master Portfolio, and tax losses allocated to the investor.


Amounts realized by a Master Portfolio on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. The feeder funds that invest in the Master Portfolios may be able to claim a deduction or credit for such taxes but will not be able to pass-through such a deduction or credit to their shareholders.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Master Portfolio acquires any equity interest (which generally includes not only stock but also may include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, interestholders of the Master Portfolio could be subject to U.S. federal income tax and Internal Revenue Service ("IRS") interest charges on "excess distributions" received by the Master Portfolio from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Master Portfolio is timely distributed to its interestholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Master Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. A Master Portfolio may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, interestholders of the Master Portfolios may incur the tax and interest charges described above in some instances.


Some of a Master Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investments in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or swap agreements. Accordingly, while a Master Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the special status under the Internal Revenue Code of a regulated investment company investing in a Master Portfolio might be jeopardized. The Master Portfolios intend to monitor developments in these areas. In addition, certain requirements that must be met under the Internal Revenue Code in order for a regulated investment company that invests in a Master Portfolio to maintain its status under the Internal Revenue Code may limit the extent to which a Master Portfolio will be able to engage in swap agreements. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of a Master Portfolio. If a Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

In addition to the investments described above, prospective interestholders should be aware that other investments made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Master Portfolio without corresponding current cash receipts. Although the Master Portfolios seek to avoid significant amounts of non-cash income or gain, such income or gain could be recognized by the Master Portfolio, in which case the Master Portfolio may distribute cash derived from other sources in order to allow regulated investment companies investing in the Master Portfolio to meet their distribution requirements and maintain their favorable tax status under the Internal Revenue Code. In this regard, the Master Portfolio could be required at times to liquidate investments prematurely in order to make such distributions.


Current U.S. federal income tax law provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period and other requirements are met. Absent further legislation, these reduced rates of tax will cease to apply to taxable years beginning after December 31, 2010. For this purpose, a regulated investment company investing in a Master Portfolio will be allocated its PRO RATA share of qualified dividend income realized by the Master Portfolio.


Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trust and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 3.0% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The foregoing is not an exhaustive discussion of all tax issues relevant to an investment in a Master Portfolio. Accordingly, investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Master Portfolio.

ITEM 25. UNDERWRITERS.

The exclusive placement agent for MIP is BRIL, which receives no compensation from the Master Portfolios for serving in this capacity. Registered broker-dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trusts and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio. The foregoing information supplements and should be read in conjunction with Item 12 in Part A.

In addition, BRIL provides certain compliance related, sales related and other services for MIP pursuant to a Service Standards Agreement with BTC, and BTC compensates BRIL for these services.

ITEM 26. CALCULATION OF PERFORMANCE DATA.


Not applicable.


ITEM 27. FINANCIAL STATEMENTS.

The audited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, and independent registered public accounting firm's reports for the BlackRock Funds III Feeder Funds and the Master Portfolios for the fiscal year ended December 31, 2009 are included in the Master Portfolios' Form N-CSR (SEC File No. 811-08162) as filed with the SEC on March 10, 2010 and are hereby incorporated by reference. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                           MASTER INVESTMENT PORTFOLIO


                  LIFEPATH(Reg. TM)RETIREMENT MASTER PORTFOLIO

                     LIFEPATH 2020 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH 2030 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH 2040 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH(Reg. TM) 2050 MASTER PORTFOLIO

                                EXPLANATORY NOTE


This is the combined Part A and Part B of the Registration Statement on Form N-1A for LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a "Master Portfolio" or "LifePath Master Portfolio" and collectively, the "Master Portfolios" or "LifePath Master Portfolios"). Each Master Portfolio is a diversified portfolio of Master Investment Portfolio ("MIP"), an open-end, series management investment company.

Each Master Portfolio operates as part of a master/feeder structure, and a corresponding feeder fund (a BlackRock Funds III Feeder Fund, as defined below) invests all of its assets in a Master Portfolio with substantially the same investment objective, strategies and policies as the BlackRock Funds III Feeder Fund. Throughout this combined Part A and Part B for the Master Portfolios, specified information concerning the Master Portfolios and MIP is incorporated by reference from the most recently effective post-effective amendment to the registration statement on Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act"), of BlackRock Funds III (File Nos. 33-54126; 811-07332) that relates to and includes Institutional Shares, Investor A Shares, Class R, Class K and Investor C Shares prospectuses and the statement of additional information of LifePath(Reg. TM) Retirement Portfolio, LifePath 2020 Portfolio(Reg. TM), LifePath 2030 Portfolio(Reg. TM), LifePath 2040 Portfolio(Reg. TM) and LifePath(Reg. TM) 2050 Portfolio (each, a "BlackRock Funds III Feeder Fund" and collectively, the "BlackRock Funds III Feeder Funds"). Each BlackRock Funds III Feeder Fund invests all of its assets in a corresponding Master Portfolio. LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio each, respectively, invests all of its assets in LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio. To the extent that information concerning a Master Portfolio and/or MIP is incorporated by reference and BlackRock Funds III files, pursuant to Rule 497 under the Securities Act of 1933, as amended (the "1933 Act"), a supplement to a BlackRock Funds III Feeder Fund's prospectus or statement of additional information that supplements such incorporated information, then the supplemented information contained in such Rule 497 filing is also incorporated herein by reference. Each BlackRock Funds III Feeder Fund's current prospectus and statement of additional information, as supplemented from time to time, is referred to herein collectively as the "Prospectus" and "SAI," respectively.

LifePath(Reg. TM) is a registered service mark of BlackRock Institutional Trust Company, N.A. ("BTC"), formerly Barclays Global Investors, N.A., and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

                             PART A -  PROSPECTUS
                                 APRIL 30, 2010


THIS PART A DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY "SECURITY" WITHIN THE MEANING OF THE 1933 ACT.


The Master Portfolios' Part B, dated April 30, 2010, is incorporated by reference into this Part A.

ITEMS 1 THROUGH 4.

Responses to Items 1 through 4 have been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

ITEM 5. MANAGEMENT.

BlackRock Fund Advisors ("BFA") is the investment adviser of each Master Portfolio. Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

MIP incorporates by reference information concerning each Master Portfolio's portfolio managers from the following section - "Portfolio Managers" Section in each LifePath Portfolio Overview.

ITEM 6. PURCHASE AND SALE OF INTERESTS.

Interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act.

Each BlackRock Funds III Feeder Fund may withdraw all or any portion of its investment in the applicable Master Portfolio on any business day on which the New York Stock Exchange ("NYSE") is open at the net asset value ("NAV"), next determined after a redemption request is received in proper form by the Master Portfolio.

ITEM 7. TAX INFORMATION.

Each Master Portfolio intends to operate as a non-publicly traded partnership for U.S. federal income tax purposes. Each BlackRock Funds III Feeder Fund will be taxable on its allocable portion of the income of the applicable Master Portfolio. Each Master Portfolio will not be subject to any U.S. federal income tax.

ITEM 8. FINANCIAL INTERMEDIARY COMPENSATION.

Not applicable.

ITEM 9. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS.

MIP incorporates by reference the information concerning each LifePath Master Portfolio's investment objective, principal investment strategies, related risks and disclosure of portfolio holdings from the following sections of the corresponding feeder fund's Prospectus: "Details About the LifePath Portfolios
- Investment Time Horizons," "Details About the LifePath Portfolios - A Further Discussion of Principal Investment Strategies," and "Details About the LifePath Portfolios - A Further Discussion of Risk Factors." Registrant further incorporates by reference the "Disclaimers" from the Prospectus.

A description of the Master Portfolio's policies and procedures with respect to the disclosure of the Master Portfolio's portfolio holdings is available in the SAI and is available free of charge by calling 1-800-441-7762 (toll-free).

ITEM 10. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.


MANAGEMENT


BFA serves as investment adviser to the Master Portfolios. BFA manages the investment of each Master Portfolio's assets and provides each Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of MIP's board of trustees (the "Board of Trustees" or the "Board") and in conformity with Delaware law and the stated policies of the Master Portfolios.

MIP incorporates by reference the information concerning each Master Portfolio's and MIP's management from the following sections of the corresponding feeder fund's Prospectus: "Management of the LifePath Portfolios
- Investment Adviser" and "Management of the LifePath Portfolios - Portfolio Managers."

MIP further incorporates by reference additional management information from the following section of the Prospectus: "Management of the LifePath Portfolios
- Administrative Services."

CONFLICTS OF INTEREST

MIP incorporates by reference information concerning conflicts of interest from the following section of the Prospectus: "Management of the LifePath Portfolios
- Conflicts of Interest."


ORGANIZATION AND CAPITAL STRUCTURE


MIP was organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware and is registered as an open-end, series management investment company under the 1940 Act. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act and for certain other purposes. A holder of beneficial interests (an "interestholder") of a portfolio is not deemed to be an interestholder of any other portfolio of MIP. The Board of Trustees has authorized MIP to issue multiple series. MIP currently offers interests in the following series: Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, LifePath(Reg. TM) Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Money Market Master Portfolio, Government Money Market Master Portfolio, Prime Money Market Master Portfolio, Treasury Money Market Master Portfolio, Bond Index Master Portfolio and S&P 500 Stock Master Portfolio. Information about the listed portfolios that is not covered in this combined Part A and in Part B is contained in separate offering documents. From time to time, additional portfolios may be established and sold pursuant to separate offering documents.

All consideration received by MIP for interests in one of its portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of MIP) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of each other portfolio.

MIP incorporates by reference information concerning organizational structure from the following section of the Prospectus: "Account Information - Master/Feeder and Fund of Funds Structures."

The business and affairs of MIP are managed under the direction of its Board of Trustees. The office of MIP is located at 55 East 52nd Street, New York, NY 10055.

Please see Item 22 of Part B for a further description of MIP's capital structure.

ITEM 11. INTERESTHOLDER INFORMATION.


PURCHASE, REDEMPTION AND PRICING OF INTERESTS


Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest (rounded to the nearest hundredth of a percent, although each Master Portfolio reserves the right to calculate proportionate ownership interest to more than two decimal places) in the Master Portfolio's aggregate net assets ("Net Assets") (i.e., the value of its total assets (including the securities held by the Master Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) less total liabilities (including accrued expenses)) as next determined after an order is received in proper form by the applicable Master Portfolio. The value of each Master Portfolio's Net Assets is determined as of the close of regular trading on the NYSE which is generally 4:00 p.m. (Eastern time) ("Valuation Time") on each day the NYSE is open for business (a "Business Day").

An investor in a Master Portfolio may add to or reduce its investment in a Master Portfolio on any Business Day. At the Valuation Time on each Business Day, the value of each investor's beneficial interest in a Master Portfolio is determined by multiplying the Master Portfolio's Net Assets by the percentage, effective for that day, of that investor's share of the aggregate beneficial interests in the Master Portfolio. Any additions to or redemptions of those interests that are to be effected on that day will then be effected. Each investor's share of the aggregate beneficial interests in the Master Portfolio will then be recomputed using the percentage equal to the fraction: (i) the numerator of which is the value of the investor's cumulative investment in the Master Portfolio up to that day, plus or minus, as the case may be, the amounts of net additions or redemptions from such investment effected on that day and (ii) the denominator of which is the Master Portfolio's Net Assets as of the Valuation Time on that day, plus or minus, as the case may be, the amount of the net additions to or redemptions from the aggregate investments in the Master Portfolio by all investors. The percentages so determined are then applied to determine the value of each investor's respective interest in the Master Portfolio as of the Valuation Time on the following Business Day.


Each Master Portfolio is a "fund of funds" - i.e., each Master Portfolio invests in registered investment companies (the "Underlying Funds"). The NAV of each Master Portfolio is calculated based on the NAVs of the Underlying Funds in which the Master Portfolio invests. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds' investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing.


MIP also incorporates by reference the information from the following section of the SAI: "Determination of Net Asset Value."


An investor in a Master Portfolio may redeem all or any portion of its interest on any Business Day at the NAV next determined after a redemption request is received in proper form. The Master Portfolio will generally remit the proceeds from a redemption the next Business Day after receiving a properly executed redemption order and no longer than seven days after receiving the order. MIP may, however, suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit, as permitted under Section 22(e) of the 1940 Act, and other applicable laws. In addition, the Master Portfolios reserve the right to refuse any purchase of interests. Investments in the Master Portfolios may not be transferred.

MIP reserves the right to pay redemption proceeds in portfolio securities held by the Master Portfolios or in the Underlying Funds rather than in cash. These "in-kind" redemptions may occur if the amount to be redeemed is large enough to affect a Master Portfolio's operations (e.g., if it represents more than 1% of a Master Portfolio's assets).


NET INVESTMENT INCOME AND CAPITAL GAIN ALLOCATIONS AND DISTRIBUTIONS

Any net investment income of the Master Portfolios generally will be accrued and allocated daily to all investors of record as of the Valuation Time on any Business Day. The Master Portfolios' net investment income for a Saturday, Sunday or holiday will be accrued and allocated to investors of record as of the Valuation Time on the previous Business Day. Allocations of a Master Portfolio's net investment income will be distributed to an interestholder's account on the applicable payment date. Capital gains realized by a Master Portfolio will be allocated on the date of accrual and distributed at least annually to an interestholder's account on the applicable payment date.

Each Master Portfolio will allocate its investment income, expenses, and realized and unrealized net gains and losses to its interestholders PRO RATA in accordance with their beneficial interests. Allocations of taxable income or loss may be made in a different manner in order to comply with U.S. federal income tax rules.

FREQUENT PURCHASES AND REDEMPTIONS OF INTERESTS


MIP incorporates by reference information concerning frequent purchases and redemptions from the following section of the Prospectus: "Account Information
- Short Term Trading Policy."


TAXES


Each Master Portfolio has been and will continue to be operated in a manner so as to qualify as a non-publicly traded partnership for U.S. federal income tax purposes. Provided that a Master Portfolio so qualifies, it will not be subject to any U.S. federal income tax on its income and gain (if any). However, each investor's share of a Master Portfolio's income, gain, loss, deduction and credit, regardless of whether any distributions are made to the investor, generally will be included in determining the investor's U.S. federal income tax liability. As a non-publicly traded partnership, each Master Portfolio will be deemed to have "passed through" to interestholders their proportionate shares of the Master Portfolio's interest, dividends, gains or losses (if any) realized on its investments, regardless of whether the Master Portfolio makes any distributions. The determination of such shares will be made in accordance with the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and regulations promulgated thereunder. Each Master Portfolio will have no more than 100 investors.

In general, a distribution of net investment income or realized capital gains to an investor will be tax-free for U.S. federal income tax purposes, unless the distribution exceeds the tax basis in the investor's beneficial interests in the Master Portfolio. Such distributions will reduce an investor's tax basis in its beneficial interests in the Master Portfolio, but not below zero.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its interestholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year).

ITEM 12. DISTRIBUTION ARRANGEMENTS.

Beneficial interests in each Master Portfolio are not registered under the 1933 Act because such interests are issued solely in transactions that are exempt from registration under the 1933 Act. Each Master Portfolio is a "master" fund in a "master/feeder" structure. Only "feeder funds" - i.e., investment companies that are "accredited investors" and invest all of their assets in the Master Portfolios - or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may make direct investments in a Master Portfolio. BlackRock Investments, LLC ("BRIL") is the placement agent for the Master Portfolios. In addition, BRIL provides certain compliance related, sales related and other services for the Master Portfolios pursuant to a Service Standards Agreement with BTC, the administrator. BTC compensates BRIL for these services.


A non-accredited investor may not directly purchase an interest in a Master Portfolio, but instead may purchase shares in a feeder fund that invests directly in the Master Portfolio. Any accredited investors other than feeder funds that invest in the Master Portfolios will do so on the same terms and conditions as the feeder funds, although they may have different administrative and other expenses. Therefore, some indirect investors may have different returns than other indirect investors in the Master Portfolios.

MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio such payment would be authorized pursuant to the Plan. These payments, if any, would be paid out of the LifePath Master Portfolios' assets on an on-going basis. Over time, these payments would increase the cost of an interestholder's investment and may cost an interestholder more than paying other types of sales charges. The LifePath Master Portfolios currently do not pay any amounts pursuant to the Plan.


ITEM 13. FINANCIAL HIGHLIGHTS.

The response to Item 13 has been omitted pursuant to General Instruction B, Paragraph 2(b), to Form N-1A under the 1940 Act.

                           MASTER INVESTMENT PORTFOLIO


                  LIFEPATH(Reg. TM) RETIREMENT MASTER PORTFOLIO

                     LIFEPATH 2020 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH 2030 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH 2040 MASTER PORTFOLIO(Reg. TM)
                     LIFEPATH(Reg. TM) 2050 MASTER PORTFOLIO

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2010

ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

Master Investment Portfolio ("MIP") is an open-end, series management investment company. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios. This Part B is for LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a "Master Portfolio" or "LifePath Master Portfolio" and collectively, the "Master Portfolios" or "LifePath Master Portfolios"). This Part B is not a prospectus and should be read in conjunction with Part A, also dated April 30, 2010, of the LifePath Master Portfolios. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. MIP incorporates by reference the information included on the cover page of the statement of additional information of LifePath(Reg. TM) Retirement Portfolio, LifePath 2020 Portfolio(Reg. TM), LifePath 2030 Portfolio(Reg. TM), LifePath 2040 Portfolio(Reg. TM) and LifePath(Reg. TM) 2050 Portfolio (each, a "BlackRock Funds III Feeder Fund" and collectively, the "BlackRock Funds III Feeder Funds"), as amended, revised or supplemented from time to time (the "SAI"). A copy of Part A of the Registration Statement with respect to the Master Portfolios may be obtained without charge by writing to Master Investment Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940-8019, or by calling 1-800-441-7762. MIP's registration statement may be examined at the office of the Securities and Exchange Commission (the "SEC") in Washington, D.C. NEITHER PART A NOR THIS PART B CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY BENEFICIAL INTERESTS IN A MASTER PORTFOLIO.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                      -----
         ITEM 15 TRUST HISTORY                                          B-2
         ITEM 16 DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR         B-2
                 INVESTMENTS AND RISKS
         ITEM 17 MANAGEMENT OF THE TRUST                                B-2
         ITEM 18 CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS     B-4
         ITEM 19 INVESTMENT ADVISORY AND OTHER SERVICES                 B-5
         ITEM 20 PORTFOLIO MANAGERS                                     B-6
         ITEM 21 BROKERAGE ALLOCATION AND OTHER PRACTICES               B-6
         ITEM 22 CAPITAL STOCK AND OTHER INTERESTS                      B-6
         ITEM 23 PURCHASE, REDEMPTION AND PRICING OF INTERESTS          B-7
         ITEM 24 TAXATION OF THE TRUST                                  B-8
         ITEM 25 UNDERWRITERS                                           B-9
         ITEM 26 CALCULATION OF PERFORMANCE DATA                        B-9
         ITEM 27 FINANCIAL STATEMENTS                                  B-10

ITEM 15. TRUST HISTORY.


MIP is an open-end, series management investment company organized on October 20, 1993 as a statutory trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund company that has been divided into separate portfolios.


ITEM 16. DESCRIPTION OF THE MASTER PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.


INVESTMENTS AND RISKS. MIP incorporates by reference the information concerning each Master Portfolio's additional investment strategies, risks and restrictions from the following sections of the SAI: "Description of the LifePath Portfolios and their Investments and Risks - Investment Objectives and Policies," "Description of the LifePath Portfolios and their Investments and Risks - Investment Restrictions - Fundamental Investment Restrictions of the Master Portfolios," "Description of the LifePath Portfolios and their Investments and Risks - Investment Restrictions - Non-Fundamental Investment Restrictions of the Master Portfolios," "Investments and Risks of the Master Portfolios," "Investments and Risks of the Underlying Funds," and "Appendix A."

PORTFOLIO HOLDINGS INFORMATION. MIP incorporates by reference the information concerning each Master Portfolio's policies and procedures with respect to the disclosure of portfolio holdings from the following section of the SAI:
"Portfolio Holdings Information."


ITEM 17. MANAGEMENT OF THE TRUST.

The following information supplements and should be read in conjunction with
Item 10 of Part A.

MIP incorporates by reference the information concerning the management of MIP and the Master Portfolios from the following section of the SAI: "Management." The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Board of Trustees of MIP has the same co-chairs and the same committee structure as the board of trustees of BlackRock Funds III.

COMPENSATION OF TRUSTEES. Effective December 1, 2009, each member of MIP's Board of Trustees who is not an "interested person" of MIP (as such term is defined in the 1940 Act) (each, an "Independent Trustee") is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the funds advised by BFA or its affiliates (the "BlackRock-advised Funds") in the complex of open-end funds referred to as the Equity-Liquidity Complex, including MIP and BlackRock Funds III, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance and Nominating Committees, Performance Oversight and Contract Committees and the Vice-Chair of the Performance Oversight and Contract Committees are each paid an additional annual retainer of $25,000. The Chair of the Joint Product Pricing Committee, who oversees the BlackRock-advised Funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes.

Mr. Henry Gabbay is an interested Trustee of MIP and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including MIP and BlackRock Funds III, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay's compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including MIP and BlackRock Funds III) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or the board of any other BlackRock-advised Fund may modify the board members' compensation from time to time depending on market conditions, and Mr. Gabbay's compensation would be impacted by those modifications.

Each of the Independent Trustees and Mr. Gabbay agreed to a 10% reduction in their compensation described above for the period December 1, 2009 through December 31, 2009.

From January 1, 2009 through November 30, 2009, MIP paid each Independent Trustee then in office MIP's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid MIP's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee was paid MIP's allocable share of an annual fee of $5,000. The Lead Independent Trustee was paid MIP's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses were allocated between MIP and BlackRock Funds III, based on their respective assets under management.

MIP reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.


As of December 1, 2009, the members of the Board of Trustees of MIP listed below resigned (each, a "Previous Trustee"). The table below indicates the amount of compensation each Previous Trustee was paid as of December 31, 2009. Compensation is not shown for the Trustees currently in office because they did not serve as Trustees of MIP until December 1, 2009, and they did not receive compensation from MIP in 2009.



                               AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE           FROM MIP           FROM FUND COMPLEX(1)
----------------------------  ------------------------  ---------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0



                                 AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES           FROM MIP           FROM FUND COMPLEX(1)
------------------------------  ------------------------  ---------------------
Mary G. F. Bitterman(2)         $78,606                          $157,000
A. John Gambs(3)                $85,190                          $157,500
Hayne E. Leland                 $71,360                          $132,000
Jeffrey M. Lyons                $78,922                          $146,000
Wendy Paskin-Jordan             $75,948                          $140,500
Leo Soong(4)                    $85,416                          $158,000


-------

(1) Includes compensation for serving on the Board of Trustees of BlackRock Funds III.
(2)  Previously the Nominating and Governance Committee Chair.
(3)  Previously the Audit Committee Chair.
(4)  Previously the Lead Independent Trustee.

CODES OF ETHICS. MIP has the same code of ethics as BlackRock Funds III. MIP incorporates by reference the information concerning the code of ethics from the following section of the SAI: "Management - Codes of Ethics."


PROXY VOTING POLICIES. MIP incorporates by reference to the information concerning its Proxy Voting Policies from the following section of the SAI:
"Management - Proxy Voting Policies of the Master Portfolios."


INTERESTHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for interestholders to communicate with the Board of Trustees. Interestholders may contact the Board of Trustees by mail. Correspondence should be addressed to Master Investment Portfolio Board of Trustees, c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. Interestholder communication to the Board of Trustees should include the following information: (a) the name and address of the interestholder; (b) the percentage interest(s) owned by the interestholder; (c) the Master Portfolio(s) of which the interestholder owns interests; and (d) if these interests are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of MIP and reported to the Board of Trustees.

ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF INTERESTS.

As of March 31, 2010, the interestholders identified below were known by MIP to own 5% or more of the outstanding voting interests of a Master Portfolio in the indicated capacity. Approximate percentages are indicated in the table below.



                                                                           PERCENTAGE OF    NATURE OF
        MASTER PORTFOLIO           NAME AND ADDRESS OF INTERESTHOLDER    MASTER PORTFOLIO   OWNERSHIP
-------------------------------- -------------------------------------- ------------------ ----------
LifePath Retirement Master       State Farm LifePath Income Portfolio            48%         Record
Portfolio                        One State Farm Plaza
                                 Bloomington, IL 61791
                                 LifePath Retirement Portfolio                   52%         Record
                                 c/o BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
LifePath 2020 Master Portfolio   State Farm LifePath 2020 Portfolio              45%         Record
                                 One State Farm Plaza
                                 Bloomington, IL 61791
                                 LifePath 2020 Portfolio                         55%         Record
                                 c/o BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
LifePath 2030 Master Portfolio   State Farm LifePath 2030 Portfolio              47%         Record
                                 One State Farm Plaza
                                 Bloomington, IL 61791
                                 LifePath 2030 Portfolio                         53%         Record
                                 c/o BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
LifePath 2040 Master Portfolio   State Farm LifePath 2040 Portfolio              46%         Record
                                 One State Farm Plaza
                                 Bloomington, IL 61791
                                 LifePath 2040 Portfolio                         54%         Record
                                 c/o BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105
LifePath 2050 Master Portfolio   State Farm LifePath 2050 Portfolio              45%         Record
                                 One State Farm Plaza
                                 Bloomington, IL 61791
                                 LifePath 2050 Portfolio                         55%         Record
                                 c/o BlackRock Funds III
                                 400 Howard Street
                                 San Francisco, CA 94105



For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a BlackRock Funds III Feeder Fund, State Farm LifePath Income Portfolio or another interestholder is identified in the foregoing table as the beneficial holder of more than 25% of a Master Portfolio or as the holder of record of more than 25% of a Master Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Master Portfolio. Any feeder fund that is a majority interestholder in a Master Portfolio may be able to take actions with respect to MIP (e.g., approve an advisory agreement) without the approval of other investors in the applicable Master Portfolio.

As of March 31, 2010, no Trustee owned any beneficial interest in MIP, and the Trustees and principal officers of MIP as a group beneficially owned less than 1% of the outstanding beneficial interests of the fund complex, as defined in Form N-1A under the 1940 Act.

ITEM 19. INVESTMENT ADVISORY AND OTHER SERVICES.

The following information supplements and should be read in conjunction with Items 10 and 12 in Part A.



INVESTMENT ADVISER. MIP incorporates by reference the information concerning the investment adviser from the following sections of the SAI: "Investment Adviser and Other Service Providers - Investment Adviser" "Investment Adviser and Other Service Providers - Advisory Fees" and "Investment Adviser and Other Service Providers."



For the fiscal years shown below, each Master Portfolio paid the following management fees to BFA, net of waivers and/or offsetting credits:



                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                             12/31/2007           12/31/2008          12/31/2009
--------------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Master Portfolio          $ 41,176            $  39,183           $  69,853
LifePath 2020 Master Portfolio                $297,905            $ 195,434           $ 223,071
LifePath 2030 Master Portfolio                $195,351            $ 120,088           $ 137,435
LifePath 2040 Master Portfolio                $117,693            $  63,689           $  79,077
LifePath 2050 Master Portfolio(1)               N/A                ($12,879)           ($10,365)


-------
(1)  LifePath 2050 Portfolio commenced operations on June 30, 2008.


For the fiscal years shown below, BFA waived the following management fees payable by the Master Portfolios:




                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                             12/31/2007           12/31/2008          12/31/2009
--------------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Master Portfolio         $  955,919           $1,013,186          $1,212,746
LifePath 2020 Master Portfolio               $5,428,868           $5,319,065          $4,716,849
LifePath 2030 Master Portfolio               $4,037,758           $4,090,883          $3,767,019
LifePath 2040 Master Portfolio               $2,982,176           $3,075,233          $2,967,134
LifePath 2050 Master Portfolio(1)               N/A               $    7,356          $   67,130


-------
(1)  LifePath 2050 Portfolio commenced operations on June 30, 2008.

 The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the period January 1, 2007 through close of business on November 30, 2011, each of BTC and BFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.

For the fiscal years shown below, BFA provided an offsetting credit, in the amounts shown, against management fees paid with respect to the Master
Portfolios:



                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                             12/31/2007           12/31/2008          12/31/2009
--------------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Master Portfolio          $27,206              $16,674              $17,129
LifePath 2020 Master Portfolio                $39,714              $31,947              $29,042
LifePath 2030 Master Portfolio                $35,541              $27,570              $25,423
LifePath 2040 Master Portfolio                $32,498              $23,893              $22,533
LifePath 2050 Master Portfolio(1)               N/A                $13,190              $12,786


-------
(1)  LifePath 2050 Portfolio commenced operations on June 30, 2008.

ADMINISTRATOR. MIP incorporates by reference the information concerning BTC, as the administrator of the Master Portfolios, from the following section of the
SAI: "Investment Adviser and Other Service Providers - Administrator."

BTC is not entitled to compensation for providing administration services to a Master Portfolio so long as it is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC or an affiliate receives management fees from such Master Portfolios.

PLACEMENT AGENT. BRIL is the placement agent for the Master Portfolios. BRIL is a registered broker-dealer located at 40 East 52nd Street, New York, NY 10022. BRIL does not receive compensation from the Master Portfolios for acting as placement agent. See "Underwriters" at Item 25 below.

CUSTODIAN. State Street Bank and Trust Company ("State Street") is the Master Portfolios' custodian and is located at 200 Clarendon Street, Boston, MA 02116. State Street is not entitled to receive compensation for its custodial services to a Master Portfolio so long as it is entitled to receive compensation for providing sub-administration services to the Master Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS") also acts as the Master Portfolios' transfer and dividend disbursing agent. For its services as transfer and dividend disbursing agent to the Master Portfolios, PNC GIS is entitled to receive fees based on the Master Portfolios' net assets. See "Expenses" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for MIP. PwC provides audit and tax services, as well as assistance and consultation in connection with the review of certain SEC filings.

LEGAL COUNSEL. Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to MIP, BlackRock Funds III and BFA.

POTENTIAL CONFLICTS OF INTEREST. MIP incorporates by reference information concerning potential conflicts of interest from the following section of the
SAI: "Control Persons and Principal Holders of Securities - Potential Conflicts of Interest."

EXPENSES. BTC has agreed to bear all costs of the Master Portfolios' and MIP's operations, other than brokerage expenses, management fees, distribution plan expenses, MIP Independent Expenses, litigation expenses, taxes or other extraordinary expenses. BTC has contracted with State Street to provide certain sub-administration services for the Master Portfolios, and BTC pays State Street for these services. Each of BTC and BFA, as applicable, has also contractually undertaken to reimburse or credit the Master Portfolios for MIP Independent Expenses. Expenses attributable only to the Master Portfolios will be charged only against the assets of the Master Portfolios. General expenses of MIP will be allocated among its portfolios in a manner that is proportionate to the Net Assets of each Master Portfolio, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

ITEM 20. PORTFOLIO MANAGERS.


MIP incorporates by reference the information concerning the portfolio managers for the Master Portfolios from the following section of the SAI: "Portfolio Managers."


ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES.


MIP incorporates by reference the information describing the Master Portfolios' policies governing portfolio securities transactions generally, portfolio turnover, brokerage commissions and frequent trading in portfolio securities from the following section of the SAI: "Portfolio Transactions."


ITEM 22. CAPITAL STOCK AND OTHER INTERESTS.

Pursuant to MIP's Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Master Portfolios. Interestholders in the Master Portfolios are entitled to participate PRO RATA in distributions and, generally, in allocations of income, gain, loss, deduction and credit of the Master Portfolios. Under certain circumstances, allocations of tax items to interestholders will not be made PRO RATA in accordance with their interests in the Master Portfolios in order to comply with tax rules and regulations applicable to such allocations. Upon liquidation or dissolution of a Master Portfolio, interestholders are entitled to share PRO RATA in the Master Portfolio's net assets available for distribution to its interestholders. Interests in the Master Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Interests in the Master Portfolios may not be transferred. No certificates are issued. MIP may be terminated at any time by vote of interestholders holding at least a majority of the interests of each series entitled to vote or by the Trustees by written notice to the interestholders. Any series of interests may be terminated at any time by vote of interestholders holding at least a majority of the interests of such series entitled to vote or by the Trustees by written notice to the interestholders of such series.

Each interestholder is entitled to vote, with respect to matters affecting each of MIP's portfolios, in proportion to the amount of its investment in MIP. Interestholders in MIP do not have cumulative voting rights, and interestholders holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other interestholders in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of interestholders but MIP may hold special meetings of interestholders when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for interestholders' vote.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting interests of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Portfolio affected by such matter. Rule 18f-2 further provides that a Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.


ITEM 23. PURCHASE, REDEMPTION AND PRICING OF INTERESTS.

The following information supplements and should be read in conjunction with
Item 11 in Part A.


PURCHASE OF INTERESTS. Beneficial interests in each Master Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in a Master Portfolio may only be made by investment companies or certain other entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

IN-KIND PURCHASES. Payment for interests of a Master Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the applicable Master Portfolio and must meet the investment objective, policies and limitations of the applicable Master Portfolio as described in Part A. In connection with an in-kind securities payment, a Master Portfolio may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Master Portfolio; (ii) be accompanied by satisfactory assurance that the Master Portfolio will have good and marketable title to such securities received by it; (iii) not be subject to any restrictions upon resale by the Master Portfolio; (iv) be in proper form for transfer to the Master Portfolio; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Master Portfolio engaged in the in-kind purchase transaction and must be delivered to the Master Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Interests purchased in exchange for securities generally cannot be redeemed until the transfer has settled.


SUSPENSION OF REDEMPTIONS. The right of redemption of interests in each Master Portfolio may be suspended or the date of redemption payment postponed as provided in Item 11 in Part A.


VALUATION. MIP incorporates by reference information concerning the Master Portfolios' and MIP's pricing of interests from the following section of the
SAI: "Determination of Net Asset Value."


DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. Pursuant to the Declaration of Trust, MIP shall, subject to applicable law, have the right at its option and at any time to redeem interests of any interestholder at the NAV thereof as determined in accordance with the Declaration of Trust (i) if at such time such interestholder owns fewer interests than, or interests having an aggregate NAV of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such interestholder owns interests of a particular series or class, of interests equal to or in excess of a percentage of the outstanding interests of that series or class, or a percentage of the aggregate NAV of that series or class, determined from time to time by the Trustees; or (iii) to the extent that such interestholder owns interests of MIP equal to or in excess of a percentage of the aggregate outstanding interests of MIP, or a percentage of the aggregate NAV of MIP, as determined from time to time by the Trustees.

ITEM 24. TAXATION OF THE TRUST.

MIP is organized as a statutory trust under Delaware law. Under MIP's current classification for U.S. federal income tax purposes, it is intended that each Master Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore, each Master Portfolio will not be subject to any U.S. federal income tax. However, each investor's share (as determined in accordance with the governing instruments of MIP) of the Master Portfolio's income, gain, loss, deduction, and credit generally will be included in determining the investor's U.S. federal income tax liability, regardless of whether the Master Portfolio makes any distributions to the investor. The determination of such share will be made in accordance with the Internal Revenue Code and regulations promulgated thereunder.


Each Master Portfolio's taxable year-end is the last day of December. Although the Master Portfolios will not be subject to U.S. federal income tax, it will file appropriate U.S. federal income tax returns.


It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code can continue to so qualify by investing substantially all of its assets in the Master Portfolio, provided that the regulated investment company meets all other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing to its shareholders a sum equal to at least 90% of the regulated investment company's "investment company taxable income," as defined in Section 852(b)(2) of the Internal Revenue Code, and 90% of its net tax-exempt interest (if any) for each taxable year). Each Master Portfolio shall enable such regulated investment companies to meet their Subchapter M requirements by investing in the Underlying Funds, each of which is treated as either a disregarded entity, non-publicly traded partnership or regulated investment company for U.S. federal income tax purposes.

Withdrawals by investors from the Master Portfolios generally will not result in their recognizing any gain or loss for U.S. federal income tax purposes, except that: (i) gain will be recognized to the extent that any cash distributed exceeds the tax basis of the investor's interests in a Master Portfolio prior to the distribution; (ii) income or gain will be recognized if the withdrawal is in liquidation of all of the investor's interests in the Master Portfolio and includes a disproportionate share of any "unrealized receivables" or inventory that has substantially appreciated in value as provided in Section 751 of the Internal Revenue Code, held by the Master Portfolio; and (iii) loss, if realized, will be recognized if the distribution is in liquidation of all of such interests and consists solely of cash and/or unrealized receivables and/or substantially appreciated inventory. The tax basis of any investor's interests in a Master Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Master Portfolio, increased by the investor's share of taxable income from the Master Portfolio and decreased, but not below zero, by the amount of any cash distributions, the tax basis of any property distributed from the Master Portfolio and tax losses allocated to the investor.


Amounts realized by an Underlying Fund in which the Master Portfolio invests on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. The feeder funds that invest in the Master Portfolios may be able to claim a deduction or credit for such taxes but will not be able to pass-through such a deduction or credit to their shareholders.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the interestholders of the Master Portfolio could be subject to U.S. federal income tax and Internal Revenue Service ("IRS") interest charges on "excess distributions" received by the Master Portfolio from the Underlying Fund that invests in the PFIC, even if all income or gain actually received by the Master Portfolio is timely distributed to its interestholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Master Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Master Portfolio may limit and/or manage its holdings in Underlying Funds that invest in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, the interestholders of the Master Portfolio may incur the tax and interest charges described above in some instances.

Some of a Master Portfolio's investments in Underlying Funds may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investments in certain financial instruments, such as options, futures contracts, forward contracts and original issue discount and market discount obligations, may require annual recognition of unrealized income and losses. The tax treatment of other investments may be unsettled, such as investments in notional principal contracts or swap agreements. Accordingly, while a Master Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the special status under the Internal Revenue Code of a regulated investment company investing in a Master Portfolio might be jeopardized. The Master Portfolios intend to monitor developments in these areas. In addition, certain requirements that must be met under the Internal Revenue Code in order for a regulated investment company, that invests in a Master Portfolio, to maintain its status under the Internal Revenue Code may limit the extent to which a Master Portfolio will be able to engage in swap agreements. Transactions that are treated as "straddles" may affect the character and/or time of recognizing other gains and losses of a Master Portfolio. If a Master Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

In addition to the investments described above, prospective interestholders should be aware that other investments made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Master Portfolio without corresponding current cash receipts. Although the Master Portfolios seek to avoid significant amounts of non-cash income or gain, such income or gain could be recognized by the Master Portfolio, in which case the Master Portfolio may distribute cash derived from other sources in order to allow regulated investment companies investing in the Master Portfolio to meet their distribution requirements and maintain their favorable tax status under the Internal Revenue Code. In this regard, the Master Portfolio could be required at times to liquidate investments prematurely in order to make such distributions.


Current U.S. federal income tax law provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period and other requirements are met. Absent further legislation, these reduced rates of tax will cease to apply to taxable years beginning after December 31, 2010. For this purpose, a regulated investment company investing in the Master Portfolio will be allocated its PRO RATA share of qualified dividend income realized by the Master Portfolio.


Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trust and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Internal Revenue Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The foregoing is not an exhaustive discussion of all tax issues relevant to an investment in a Master Portfolio. Accordingly, investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Master Portfolio.

ITEM 25. UNDERWRITERS.

The exclusive placement agent for MIP is BRIL, which receives no compensation from the Master Portfolios for serving in this capacity. Registered broker-dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trusts and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Portfolio. The foregoing information supplements and should be read in conjunction with Item 12 in Part A.

In addition, BRIL provides certain compliance related, sales related and other services for MIP pursuant to a Service Standards Agreement with BTC, and BTC compensates BRIL for these services.

ITEM 26. CALCULATION OF PERFORMANCE DATA.


Not applicable.

ITEM 27. FINANCIAL STATEMENTS.

The audited financial statements, including the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, and independent registered public accounting firm's reports for the BlackRock Funds III Feeder Funds and the Master Portfolios for the fiscal year ended December 31, 2009 are included in the Master Portfolios' Form N-CSR (SEC File No. 811-08162) as filed with the SEC on March 10, 2010 and are hereby incorporated by reference. The annual report, which contains the referenced audited financial statements, is available upon request and without charge.

                          MASTER INVESTMENT PORTFOLIO

                              FILE NO. 811-08162

                                    PART C

                              OTHER INFORMATION                AMENDMENT NO. 40

ITEM 28.  EXHIBITS.

EXHIBIT                                   DESCRIPTION
-------                                   -----------

(a)(1)  Second Amended and Restated Agreement and Declaration of Trust, dated
        November 17, 2006, is incorporated herein by reference to Amendment No. 35 to the Registration Statement of Master Investment Portfolio (the "Registrant,"
        and the series thereof, the "Master Portfolios"), filed December 27, 2006
        ("Amendment No. 35").

(a)(2)  Certificate of Trust, incorporated herein by reference to the Registrant's
        Registration Statement, filed November 15, 1993 and to Amendment No. 7 to the
        Registration Statement, filed August 31, 1998 ("Amendment No. 7").

(a)(3)  Certificate of Amendment to the Certificate of Trust is incorporated herein by reference to Amendment No. 7.

(a)(4)  Amendment No. 1, dated December 11, 2007, to the Second Amended and Restated
        Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Amendment No. 39 to the Registrant's Registration
        Statement, filed December 2, 2009 ("Amendment No. 39").

(a)(5)  Amendment No. 2, dated November 13, 2009, to the Second Amended and Restated
        Agreement and Declaration of Trust, dated November 17, 2006, is filed herein.

(b)(1)  Amended and Restated By-Laws, dated November 17, 2006, is incorporated herein by reference to Amendment No. 35.

 (c)    Not applicable.

(d)(1)  Investment Advisory Agreement, dated December 1, 2009, between Registrant and
        BlackRock Fund Advisors ("BFA") is filed herein.

(d)(2) Schedule A, dated December 1, 2009, to the Investment Advisory Agreement between Registrant and BFA is filed herein.

(d)(3)  Master Advisory Fee Waiver Agreement, dated December 1, 2009, between
        Registrant and BFA is filed herein.

(d)(4)  Schedule A, dated December 1, 2009, to the Master Advisory Fee Waiver Agreement
        between Registrant and BFA is filed herein.

(e)(1)  Placement Agency Agreement between Registrant and SEI Investments Distributor
        Co. ("SEI") is incorporated herein by reference to Amendment No. 33.

(e)(2)  Amended Schedule I to the Placement Agency Agreement between Registrant and SEI is incorporated herein by reference to Amendment No. 37.

(e)(3)  Placement Agency Agreement between Registrant and BlackRock Investments, LLC incorporated herein by reference to Exhibit 8(d) to Amendment No. 12 to the
        Registration Statement on Form N-1A of Global Financial Services Master LLC
        (File No. 811-09633), filed on January 28, 2009.

 (f)    Not applicable.

(g)(1)  Custody Agreement between Registrant and Investors Bank & Trust Co. ("IBT")/1/,
        dated October 21, 1996, on behalf of each Master Portfolio is incorporated by reference to Amendment No. 13 to the Registrant's Registration Statement, filed
        December 8, 2000.

(g)(2)  Amendment, dated June 1, 2001, to the Custodian Agreement between Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 33 to the
        Registrant's Registration Statement, filed May 1, 2006 (Amendment No. 33).

(g)(3)  Amendment, dated March 28, 2003, to the Custodian Agreement between Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 33.


 (g)(4)  Schedule A to the Custodian Agreement between Registrant and IBT/1/, dated
         March 26, 2008, is incorporated herein by reference to Amendment No. 37 to the
         Registrant's Registration Statement, filed April 29, 2008 ("Amendment No. 37").

 (g)(5)  Revised Master Fee Schedule, dated September 1, 2004, to each of the
         Sub-Administration Agreement, dated October 21, 1996, and the Custody Agreement dated October 21, 1996, each as amended from time to time, incorporated by reference to Amendment No. 33.

 (g)(6)  Amendment, dated September 1, 2004, to the Custodian Agreement between
         Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 33.

 (g)(7)  Amendment, dated January 1, 2006, to the Custodian Agreement between Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 34 to the
         Registrant's Registration Statement, filed July 28, 2006 ("Amendment No. 34").

 (h)(1)  Amended and Restated Administration Agreement, dated May 17, 2007, between
         Registrant and Barclays Global Investors, N.A. ("BGI")/2/ on behalf of each
         Master Portfolio is incorporated by reference to Amendment No. 33.

 (h)(2)  Appendix A to the Administration Agreement, dated March 26, 2008, between
         Registrant and BGI/2/ on behalf of each Master Portfolio is incorporated herein by reference to Amendment No. 37.

 (h)(3)  Sub-Administration Agreement, dated October 21, 1996, between IBT/1/ and BGI/2/
         on behalf of each Master Portfolio is incorporated herein by reference to
         Amendment No. 9 to the Registrant's Registration Statement, filed February 22,
         1999.

 (h)(4)  Amendment, dated December 31, 2002, to the Sub-Administration Agreement between
         IBT/1/ and BGI/2/ is incorporated herein by reference to Amendment No. 33.

 (h)(5)  Amendment, dated September 1, 2004, to the Sub-Administration Agreement between
         IBT/1/ and BGI/2/ is incorporated herein by reference to Amendment No. 33.

 (h)(6)  Amendment, dated January 1, 2006, to the Sub-Administration Agreement between
         IBT/1/ and BGI/2/ is incorporated herein by reference to Amendment No. 34.

 (h)(7)  Amendment, dated January 1, 2007, to the Sub-Administration Agreement between
         IBT/1/ and BGI/2/ filed as Exhibit (h)(6) is incorporated herein by reference to Amendment No. 36 to the Registrant's Registration Statement, filed April 30,
         2007 ("Amendment No. 36").

 (h)(8)  Revised Master Fee Schedule, dated September 1, 2004, to each of the
         Sub-Administration Agreement and the Custody Agreement, each as amended from time to time, is incorporated herein by reference to Amendment No. 33.

 (h)(9)  Amended and Restated Securities Lending Agency Agreement, dated November 2,
         2009, between Registrant and BGI/2/ filed as Exhibit (h)(8) is filed herein.

 (h)(10) Schedule A and Exhibit A to the Amended and Restated Securities Lending Agency
         Agreement between Registrant and BGI/2/ to be filed by amendment.

 (h)(11) Transfer Agency Agreement between Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 34.

 (h)(12) Appendix A, dated March 26, 2008, to the Transfer Agency Agreement between
         Registrant and IBT/1/ is incorporated herein by reference to Amendment No. 37.

 (h)(13) Independent Expense Reimbursement Agreement among Registrant, Barclays Global
         Investors Funds/3/, BGI/2/ and Barclays Global Fund Advisors/4/, dated
         November 13, 2009, is filed herein.

  (i)    Consent of Counsel (Sidley Austin LLP) is filed herein.

  (j)    Consent of Independent Registered Public Accounting Firm
         (PricewaterhouseCoopers LLP) is filed herein.

  (k)    Not applicable.

  (l)    Not applicable.


 (m)   Distribution Plan for the LifePath Master Portfolios is incorporated herein by reference to Amendment No. 37.

 (n)   Not applicable.

(p)(1) Code of Ethics of Registrant is filed herein.

(p)(2) Code of Ethics of BFA is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 44 to the
       Registration Statement on Form N-1A of Ready Assets Prime Money Fund (File No. 2-52711), Filed on April 29, 2009.

(p)(3) Code of Ethics of SEI is incorporated herein by reference to Amendment No. 29 to the Registrant's Registration
       Statement, filed April 29, 2005.

(p)(4) Code of Ethics of BlackRock Investments, LLC is incorporated herein by reference to Exhibit 15(b) to Post-Effective
       Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (File No. 2-52711),
       filed on April 29, 2009.

 (q)   Powers of Attorney, each dated December 1, 2009, for Richard S. Davis, Henry Gabbay, David O. Beim, Ronald W.
       Forbes, Dr. Matina S. Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Jr., Robert
       C. Robb, Jr., Kenneth L. Urish, Toby Rosenblatt and Frederick W. Winter is incorporated herein by reference to
       Amendment No. 39.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The chart below identifies persons who, as of March 31, 2010, are controlled by or who are under common control with a Master Portfolio. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Each of the companies listed below is organized under the laws of the State of Delaware.

                                                                                                        PERCENTAGE
                                         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE MASTER  OF VOTING
           MASTER PORTFOLIO                                       PORTFOLIOS                            SECURITIES
            ----------------             -------------------------------------------------------------  ----------
   LifePath 2020 Master Portfolio(R)
      Master Investment Portfolio                       Active Stock Master Portfolio
           400 Howard Street                                  400 Howard Street
        San Francisco, CA 94105                            San Francisco, CA 94105                          29%

   LifePath 2030 Master Portfolio(R)
      Master Investment Portfolio                       Active Stock Master Portfolio
           400 Howard Street                                  400 Howard Street
        San Francisco, CA 94105                            San Francisco, CA 94105                          30%

   LifePath 2040 Master Portfolio(R)
      Master Investment Portfolio                       Active Stock Master Portfolio
           400 Howard Street                                  400 Howard Street
        San Francisco, CA 94105                            San Francisco, CA 94105                          27%

LifePath Retirement Master Portfolio(R)
      Master Investment Portfolio                      CoreAlpha Bond Master Portfolio
           400 Howard Street                                  400 Howard Street
        San Francisco, CA 94105                            San Francisco, CA 94105                          36%

   LifePath 2020 Master Portfolio(R)
      Master Investment Portfolio                      CoreAlpha Bond Master Portfolio
           400 Howard Street                                  400 Howard Street
        San Francisco, CA 94105                            San Francisco, CA 94105                          38%

ITEM 30.  INDEMNIFICATION

Article IX of the Registrant's Second Amended and Restated Agreement and Declaration of Trust provides:

   (a) Subject to the exceptions and limitations contained in paragraph
(b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit, or proceeding in which such Covered Person becomes involved as a party or otherwise or is threatened to be involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Covered Person in the settlement thereof; and
(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, regulatory or other, including investigations and appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

   (b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (ii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Covered Person, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

   (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Article IX, Section 1 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be repaid by such Covered Person to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Article IX, Section 1; provided, however, that either (i) such Covered Person shall have provided a surety bond or some other appropriate security for such undertaking; (ii) the Trust or Series thereof is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be entitled to indemnification under this Article IX, Section 1. In connection with any determination pursuant to clause (iii) of the preceding sentence, any Covered Person who is a Trustee and is not an Interested Person of the Trust and any Covered Person who has been a Trustee and at such time was not an Interested Person of the Trust shall be entitled to a rebuttable presumption that he or she has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

   (e) Any repeal or modification of this Article IX, Section 1, or adoption or modification of any other provision of this Declaration or the By-Laws inconsistent with this Section, shall be prospective only, to the extent that such repeal, or modification adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, adoption or modification.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

   The Master Portfolios are advised by BFA, a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. ("BTC"), located at 400 Howard Street, San Francisco, CA 94105. BFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

   The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BFA will also have substantial responsibilities as directors and/or officers of BTC. Information as to the executive officers and directors of BFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984 and updated thereafter and is incorporated herein by reference.

ITEM 32.PRINCIPAL UNDERWRITERS.

(a)Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

   SEI, the placement agent for certain Master Portfolios acts as the principal underwriter or placement agent, as applicable for:

 SEI Daily Income Trust                 iShares, Inc.
 SEI Liquid Asset Trust                 CNI Charter Funds
 SEI Tax Exempt Trust                   Oak Associates Funds
 SEI Institutional Managed Trust        iShares Trust
 SEI Institutional International Trust  Optique Funds, Inc.
 The Advisors' Inner Circle Fund        Causeway Capital Management Trust
 The Advisors' Inner Circle Fund II     The Arbitrage Funds
 Bishop Street Funds                    The Turner Funds
 SEI Asset Allocation Trust             ProShares Trust
 SEI Institutional Investments Trust    Community Reinvestment Act Qualified
                                        Investment Fund
 SEI Opportunity Fund, L.P.             SEI Alpha Strategy Portfolios, LP
 TD Asset Management USA Funds          SEI Structured Credit Fund, LP
 Wilshire Mutual Funds, Inc.            Barclays Global Investors Funds
 Wilshire Variable Insurance Trust      Global X Funds
 Forward Funds                          Veritas Funds

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

BRIL, the placement agent of certain Master Portfolios, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including certain Master Portfolios of the Registrant:

 BlackRock Balanced Capital Fund, Inc.  BlackRock Short-Term Bond Series, Inc.
 BlackRock Basic Value Fund, Inc.       BlackRock Utilities and
                                        Telecommunications Fund, Inc.
 BlackRock Bond Allocation Target       BlackRock Value Opportunities Fund,
 Shares                                 Inc.
 BlackRock Bond Fund, Inc.              BlackRock Variable Series Funds, Inc.
 BlackRock California Municipal Series  BlackRock World Income Fund, Inc.
 Trust
 BlackRock Equity Dividend Fund         CMA Government Securities Fund
 BlackRock EuroFund                     CMA Money Fund
 BlackRock Financial Institutions       CMA Multi-State Municipal Series Trust
 Series Trust
 BlackRock Focus Growth Fund, Inc.      CMA Tax-Exempt Fund
 BlackRock Focus Value Fund, Inc.       CMA Treasury Fund
 BlackRock Fundamental Growth Fund,     FDP Series, Inc.
 Inc.
 BlackRock Funds                        Funds for Institutions Series
 BlackRock Funds II                     Global Financial Services Master LLC
 BlackRock Funds III                    Managed Account Series
 BlackRock Global Allocation Fund, Inc. Master Basic Value LLC
 BlackRock Global Dynamic Equity Fund   Master Bond LLC
 BlackRock Global Emerging Markets      Master Focus Growth LLC
 Fund, Inc.
 BlackRock Global Financial Services    Master Government Securities LLC
 Fund, Inc.
 BlackRock Global Growth Fund., Inc.    Master Institutional Money Market LLC
 BlackRock Global SmallCap Fund, Inc.   Master Investment Portfolio
 BlackRock Healthcare Fund, Inc.        Master Large Cap Series LLC
 BlackRock Index Funds, Inc.            Master Money LLC
 BlackRock International Value Trust    Master Tax-Exempt LLC

 BlackRock Large Cap Series Funds, Inc. Master Treasury LLC
 BlackRock Latin America Fund, Inc.     Master Value Opportunities LLC
 BlackRock Liquidity Funds              Quantitative Master Series LLC
 BlackRock Master LLC                   Ready Assets Prime Money Fund
 BlackRock Mid Cap Value Opportunities  Ready Assets U.S.A. Government Money
 Series, Inc.                           Fund
 BlackRock Multi-State Municipal        Ready Assets U.S. Treasury Money Fund
 Series Trust
 BlackRock Municipal Bond Fund, Inc.    Retirement Series Trust
 BlackRock Municipal Series Trust       Short-Term Bond Master LLC
 BlackRock Natural Resources Trust      WCMA Government Securities Fund
 BlackRock Pacific Fund, Inc.           WCMA Money Fund
 BlackRock Principal Protected Trust    WCMA Tax-Exempt Fund
 BlackRock Series Fund, Inc.            WCMA Treasury Fund
 BlackRock Series, Inc.

BRIL also acts as the principal underwriter or placement agent, as applicable, for each of the following closed-end registered investment companies:

 BlackRock Fixed Income Value           BlackRock Senior Floating Rate Fund
 Opportunities                          II, Inc.
 BlackRock Senior Floating Rate Fund,
 Inc.                                   Master Senior Floating Rate LLC

(b)Furnish the information required by the following table with respect to each director, officer or partner of SEI. The business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                                         POSITIONS AND
                                                                         OFFICES WITH
NAME                       POSITIONS AND OFFICES WITH UNDERWRITER         REGISTRANT
----                 --------------------------------------------------- -------------
William M. Doran.... Director                                                None
Edward D. Loughlin.. Director                                                None
Wayne M. Withrow.... Director                                                None
Kevin Barr.......... President & Chief Executive Officer                     None
Maxine Chou......... Chief Financial Officer, Chief Operating Officer &
                     Treasurer                                               None
John Munch.......... General Counsel & Secretary                             None
Karen LaTourette.... Chief Compliance Officer, Anti-Money Laundering
                     Officer & Assistant Secretary                           None
Mark J. Held........ Senior Vice President                                   None
Lori L. White....... Vice President & Assistant Secretary                    None
Robert Silvestri.... Vice President                                          None
John Coary.......... Vice President & Assistant Secretary                    None
John Cronin......... Vice President                                          None

Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 40 East 52nd Street, New York, New York 10022.

                                                                          POSITION(S) AND
                                                                          OFFICE(S) WITH
NAME                        POSITION(S) AND OFFICE(S) WITH BRIL             REGISTRANT
----                 -------------------------------------------------- -------------------
Laurence Fink....... Chairman and Director                                     None
Francis Porcelli.... Chief Executive Officer and Managing Director             None
Anne Ackerley....... Managing Director                                  President and Chief
                                                                         Executive Officer
Robert Connolly..... General Counsel, Secretary and Managing Director          None
Paul Greenberg...... Treasurer, Chief Financial Officer and Managing           None
                     Director
Rick Froio.......... Chief Compliance Officer, Assistant Secretary and         None
                     Director
Brian Schmidt....... Managing Director                                    Vice President
Brenda Sklar........ Managing Director                                         None
Stephen Hart........ Associate                                                 None
John Blevins........ Assistant Secretary and Managing Director                 None
Robert Kapito....... Director                                                  None
Daniel Waltcher..... Director                                                  None

(c)Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

   (a) The Registrant maintains accounts, books and other documents required by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

   (b) BFA and BTC maintain all Records relating to their services as adviser and administrator, respectively, at 400 Howard Street, San Francisco, California 94105.

   (c) SEI maintains all Records relating to its services as placement agent of certain Master Portfolios at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

   (d) BRIL maintains all Records relating to its services as placement agent of certain Master Portfolios at 40 East 52nd Street, New York, New York 10022.

   (e) State Street Bank and Trust Company maintains all Records relating to its services as sub-administrator, transfer agent of certain Master Portfolios at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 34.  MANAGEMENT SERVICES

   Other than as set forth under the captions "Item 10. Management, Organization and Capital Structure" in Part A of this Registration Statement, and "Item 17. Management of the Trust" and "Item 19. Investment Advisory and Other Services" in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 35.  UNDERTAKINGS

   Not applicable.
--------
/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT, which provides sub-administrative, custodial and transfer agency services for the Portfolios.

/2/ Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as BGI.

/3/ Prior to December 1, 2009, BlackRock Funds III was known as Barclays Global Investor Funds.

/4/ Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

                                  SIGNATURES

   Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant has duly caused this Amendment No. 40 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 30th day of April, 2010.

                                             MASTER INVESTMENT PORTFOLIO

                                             By:  /s/ Anne F. Ackerley
                                                  ------------------------------
                                                  Anne F. Ackerley
                                                  President and Chief Executive
                                                  Officer
                                                  (Chief Executive Officer)

   Pursuant to the requirements of the 1940 Act, this Amendment No. 40 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

      SIGNATURE                     TITLE                   DATE
       ---------                    -----                   ----

/s/ Anne F. Ackerley    President and Chief Executive  April 30, 2010
-----------------------   Officer (Chief Executive
Anne F. Ackerley          Officer)

/s/ Neal J. Andrews     Chief Financial Officer        April 30, 2010
-----------------------
Neal J. Andrews

Richard S. Davis*       Trustee                        April 30, 2010
-----------------------
Richard S. Davis

Henry Gabbay*           Trustee                        April 30, 2010
-----------------------
Henry Gabbay

David O. Beim*          Trustee                        April 30, 2010
-----------------------
David O. Beim

Ronald W. Forbes*       Trustee                        April 30, 2010
-----------------------
Ronald W. Forbes

Dr. Matina S. Horner*   Trustee                        April 30, 2010
-----------------------
Dr. Matina S. Horner

Rodney D. Johnson*      Trustee                        April 30, 2010
-----------------------
Rodney D. Johnson

Herbert I. London*      Trustee                        April 30, 2010
-----------------------
Herbert I. London

Cynthia A. Montgomery*  Trustee                        April 30, 2010
-----------------------
Cynthia A. Montgomery

Joseph P. Platt, Jr.*   Trustee                        April 30, 2010
-----------------------
Joseph P. Platt, Jr.

Robert C. Robb, Jr.*    Trustee                        April 30, 2010
-----------------------
Robert C. Robb, Jr.

Toby Rosenblatt*        Trustee                        April 30, 2010
-----------------------
Toby Rosenblatt

Kenneth L. Urish*     Trustee                        April 30, 2010
---------------------
Kenneth L. Urish

Frederick W. Winter*  Trustee                        April 30, 2010
---------------------
Frederick W. Winter

*By:  /s/ Edward B. Baer                             April 30, 2010
      ----------------------------------
      Edward B. Baer (Attorney-in-Fact)
--------
* As Attorney-in-Fact pursuant to the powers of attorney, each dated December 3, 2009, is incorporated herein by reference to Amendment No. 39

                                 Exhibit Index


(a)(5)  Amendment No. 2 to the Second Amended and Restated Agreement and Declaration of Trust.

(d)(1)  Investment Advisory Agreement.

(d)(2)  Schedule A to Investment Advisory Agreement.

(d)(3)  Master Advisory Fee Waiver Agreement between Registrant and BFA.

(d)(4)  Schedule A to the Master Advisory Fee Waiver Agreement.

(h)(9)  Amended and Restated Securities Lending Agency Agreement.

(h)(13) Independent Expense Reimbursement Agreement.

  (i)   Consent of Counsel (Sidley Austin LLP).

  (j)   Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

(p)(1)  Code of Ethics of Registrant.